UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to § 240.14a-12

Delek US Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
 ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders:
Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Delek US Holdings, Inc. (the “Company,” “Delek,” “we,” “us,” or “our”) will be held on April 20, 2026 at 11:30 a.m., central time, for the following purposes:
(1)	To elect ten directors of the Company to serve until the 2027 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified;
(2)	To adopt the advisory resolution approving the Company’s executive compensation program for our named executive officers as described in the Proxy Statement;
(3)	To approve the 2026 Long-Term Incentive Plan;
(4)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year; and
(5)	To transact any other business properly brought before the Annual Meeting.
We will once again conduct our Annual Meeting virtually. You may attend the meeting, submit questions, and vote your shares by visiting www.virtualshareholdermeeting.com/DK2026 as described in the accompanying Proxy Statement.
Additional information concerning the matters to be voted upon at the Annual Meeting is set forth in the Company’s proxy materials, including the 2025 Annual Report, Proxy Statement, and proxy card or voting instruction form. If you have any questions or need assistance, please contact our Investor Relations department at Investor.Relations@delekus.com.
Who Can Vote:
Only stockholders of record at the close of business on February 27, 2026 are entitled to receive notice of and vote at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for ten (10) days prior to the Annual Meeting at our corporate headquarters.
If you were a stockholder at the close of business on February 27, 2026, it is important that you vote your shares as soon as possible using one of the methods set forth on the proxy card or voting instruction form or by signing and returning your proxy card.
Your vote is important and you are encouraged to vote your shares as soon as possible, even if you plan to participate in and vote at the Annual Meeting.
By Order of the Board of Directors,
Denise McWatters
Executive Vice President, General Counsel and Corporate Secretary
Delek US Holdings, Inc.
March 10, 2026

ADDITIONAL INFORMATION
The proxy materials for the Annual Meeting are expected to be made available on or about March 9, 2026, to all stockholders of record as of the record date of February 27, 2026. The proxy materials include the Notice of the 2026 Annual Meeting of Stockholders, this Proxy Statement, a proxy card, or voting instruction form and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (“2025 Annual Report”). Copies of these documents are also available on the Investor Relations page of our website at www.delekus.com. You may also obtain these materials at the SEC website at www.sec.gov. For additional questions, assistance in submitting proxies or voting shares, or to request additional copies of the Proxy Statement or the enclosed proxy card, please contact our Investor Relations department at Investor.Relations@delekus.com.
The Company’s 2025 Annual Report is not proxy soliciting material. Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into, and does not form a part of, this Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2026
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company’s proxy materials are available over the Internet at https://ir.delekus.com/financials/sec-filings/.
This Notice of the 2026 Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2025 Annual Report, and form of proxy card, and any amendments thereto, are available free of charge at https://ir.delekus.com/financials/sec-filings/default.aspx.
Stockholders may obtain a paper or email copy of these materials at no charge at https://ir.delekus.com/financials/sec-filings/default.aspx or by writing to the Corporate Secretary at the Company’s corporate headquarters located at 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our 2025 Annual Report.
For information on how to attend, vote and participate at the Annual Meeting, any control/identification numbers needed and instructions on how to access or request a proxy card, please contact our Investor Relations department at Investor.Relations@delekus.com requesting such information.
THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE PROPOSALS IN THE PROXY STATEMENT, USING THE ENCLOSED PROXY CARD.
Additionally, if you have any questions or require assistance in authorizing a proxy or voting your shares of our Common Stock or in obtaining any of the above materials, please contact our Investor Relations department at Investor.Relations@delekus.com. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

PROXY STATEMENT
SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This is only a summary and may not contain all of the information that is important to you. For more complete information, please review this Proxy Statement in its entirety, as well as our 2025 Annual Report. The 2025 Annual Report is not proxy soliciting material.
2026 Meeting Information
This Proxy Statement is first being furnished to stockholders on or about March 9, 2026 in connection with the solicitation by the Board of Directors (the “Board”) of Delek US Holdings, Inc. (“we,” “us,” “our” or the “Company”) of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournment or postponement of such meeting.

Record Date	February 27, 2026
Meeting Date	April 20, 2026
Meeting Time	11:30 a.m., central time
Meeting Location	Online at www.virtualshareholdermeeting.com/DK2026

MATTERS TO BE VOTED UPON

	BOARD RECOMMENDATION	PAGE
Proposal 1. Election of Ten Directors	FOR each Company nominee named herein	27
Proposal 2. Advisory Resolution on Executive Compensation	FOR	80
Proposal 3. Approve the 2026 Long-Term Incentive Plan	FOR	83
Proposal 4. Ratify the Appointment of Auditors	FOR	97

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How to Vote
Your vote is important. Even if you plan to attend the Annual Meeting, to ensure that your shares are represented and voted at the Annual Meeting, we encourage you to submit your proxy card or voting instructions form as soon as possible or to vote by Internet or phone prior to the Annual Meeting by following the instructions on your proxy card (though holders in “street name” should follow the instructions given to them by their bank, broker or other nominee to vote their shares). Internet and phone voting will close at 11:59 p.m. eastern time on April 19, 2026.
VOTING ELIGIBILITY
Only stockholders as of the close of business on February 27, 2026 (the “Record Date”) are eligible to vote at the Annual Meeting or by proxy and each such stockholder shall have one vote for each share of Common Stock held on the Record Date.

VOTING METHODS
BEFORE THE MEETING

BY INTERNET Go to www.proxyvote.com for voting instructions or scan the QR code on your Important Notice Regarding the Availability of Proxy Materials or proxy card with your smartphone, then cast your vote electronically by 11:59 p.m. (Eastern Daylight Time) on April 19, 2026.

BY PHONE You may call 1-800-690-6903 on a touch-tone phone and follow the instructions provided by the recorded message to vote your shares by phone by 11:59 p.m. (Eastern Daylight Time) on April 19, 2026.

BY MAIL You may promptly mail your completed and executed proxy card in the postage-paid envelope, which must be received by the Company on or prior to April 19, 2026.
DURING THE MEETING

VIRTUAL MEETING Go to www.virtualshareholdermeeting.com/DK2026 and follow the posted instructions. You will need the 16-digit control number included on your Notice of Internet Availability, your proxy card, or the voting instructions that accompany your proxy materials.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Statements contained in this Proxy Statement which are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent filings with the SEC. Such risks and uncertainties include inherent risks and uncertainties relating to our internal models or the projections in this Proxy Statement; political or regulatory developments, including tariffs, taxes and changes in governmental policies relating to crude oil, natural gas, refined products, renewables or small refinery exemptions from renewable fuel standards; uncertainty related to timing and amount of future share repurchases and dividend payments; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; uncertainties regarding actions by OPEC and non-OPEC oil producing countries impacting crude oil production and pricing; risks and uncertainties related to the integration by Delek Logistics of the Delaware Gathering, Permian Gathering, H2O Midstream or Gravity businesses following their acquisition; Delek US’ ability to realize cost reductions; risks related to exposure to Permian Basin crude oil, such as supply, pricing, gathering, production and transportation capacity; gains and losses from derivative instruments; risks associated with acquisitions and dispositions; risks and uncertainties with respect to the possible benefits of the retail and H2O Midstream and Gravity transactions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; the possibility of legislation or litigation challenging renewable fuel standard waivers; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability to grow the Midland Gathering System; the ability of the Red River joint venture to complete the expansion project to increase the Red River pipeline capacity; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other factors referenced in the 2025 Annual Report and other materials filed with the SEC. All subsequent forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and the Company assumes no obligation to update or disclose revisions to those estimates.

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This Proxy Statement and our 2025 Annual Report are also available at https://ir.delekus.com/financials/
sec-filings/default.aspx.
QUESTIONS AND ANSWERS
Why am I receiving these proxy materials?
This Proxy Statement and enclosed form of proxy (first made available to stockholders on or about March 9, 2026) are furnished in connection with the solicitation by our Board of proxies for use at the Annual Meeting or at any postponement or adjournment thereof.
How do I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which we believe provides expanded access to the meeting, improves communications and provides cost and time savings for our stockholders and the Company. If you are a stockholder as of the Record Date, February 27, 2026, a proxy for a record stockholder or a beneficial owner of the Company’s common stock, $0.01 par value (“Common Stock”), with evidence of ownership, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/DK2026 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. We intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits. The Annual Meeting will convene at 11:30 a.m., central time, on April 20, 2026.
Who is entitled to vote?
Holders of record of our Common Stock, at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, 59,808,421 shares of Common Stock were issued and outstanding. The Common Stock is our only outstanding class of voting securities. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. If you virtually attend the Annual Meeting, which is the only way to attend the Annual Meeting, you may vote your shares online. Votes submitted and received as provided below on or before 11:59 p.m. eastern time on April 19, 2026 will be counted. Only votes submitted online at the virtual Annual Meeting will be counted after that time.
How do I vote?
If you were a stockholder of record at the close of business on February 27, 2026, you can vote your shares by any one of the following methods:

BEFORE THE MEETING

BY INTERNET Go to www.proxyvote.com for voting instructions or scan the QR code on your Important Notice Regarding the Availability of Proxy Materials or proxy card with your smartphone, then cast your vote electronically by 11:59 p.m. (Eastern Daylight Time) on April 19, 2026.

BY PHONE You may call
1-800-690-6903 on a touch-tone phone and follow the instructions provided by the recorded message to vote your shares by phone by 11:59 p.m. (Eastern Daylight Time) on April 19, 2026.

BY MAIL You may promptly mail your completed and executed proxy card in the postage-paid envelope, which must be received by the Company on or prior to April 19, 2026.
DURING THE MEETING

VIRTUAL MEETING Go to www.virtualshareholdermeeting.com/DK2026 and follow the posted instructions. You will need the 16-digit control number included on your Notice of Internet Availability, your proxy card, or the voting instructions that accompany your proxy materials.

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Even if you currently plan to virtually attend the Annual Meeting, we recommend that you submit your proxy by one of the methods described above so that your shares will be represented and your vote will be counted if you later decide not to virtually attend and vote online at the Annual Meeting. If you hold your shares in street name, you may virtually attend and vote your shares online at the Annual Meeting only if you have obtained a legal proxy from your brokerage firm, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote: (1) “FOR” each of the ten nominees to the Board named in this Proxy Statement; (2) “FOR” the advisory resolution approving the executive compensation program for our named executive officers; (3) “FOR” the approval of our 2026 Long-Term Incentive Plan; and (4) “FOR” the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the 2026 fiscal year.
How do I vote my shares if they are held in street name?
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are a “stockholder of record” (or “registered stockholder”) of those shares, and these proxy materials have been provided directly to you by the Company. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your brokerage, bank, trust or other nominee as custodian (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares by using the voting instructions card, and the record holder is required to vote your shares in accordance with your instructions.
How will voting on any other business be conducted?
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to each of Avigal Soreq, our President and Chief Executive Officer, and Mark Hobbs, our Executive Vice President and Chief Financial Officer, to vote your shares on such matters at their discretion.
Can I revoke or change my vote?
Yes. You may revoke or change your proxy, including a proxy submitted via internet or phone as described in this Proxy Statement by: (a) notifying our Corporate Secretary in writing on or before April 19, 2026; (b) submitting a later-dated but still timely proxy card by mail on or before April 19, 2026; or (c) virtually attending and voting online at the Annual Meeting. If you are a beneficial owner with your shares held in street name, you must follow the instructions of your broker, bank, trust or other nominee who is the registered stockholder of your shares to revoke a proxy. The latest-dated, timely, properly completed voting instructions that you submit will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.
What if I submit my proxy but I do not specify how I want my shares voted?
If you submit a proxy but do not specify how you want your shares to be voted, the proxy holder will vote your shares in accordance with the recommendations of the Board of Directors for the four proposals described in this Proxy Statement. If other matters requiring the vote of stockholders properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote proxies held by them in accordance with their best judgment.

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What does it mean if I get more than one proxy card?
If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy cards you receive to ensure that ALL of your shares are voted.
Who is soliciting my vote?
Your vote is being solicited by our Board of Directors. Certain of our officers, directors, and employees, none of whom will receive additional compensation therefor, may solicit proxies by phone or other personal communication. The Company may also engage a third-party proxy solicitor. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.
Who will count the vote?
Broadridge Financial Solutions, Inc. (“Broadridge”) will serve as master tabulator and a representative of Broadridge will act as the inspector of the elections.
What is a “quorum”?
A “quorum” is the presence of the holders of a majority of the outstanding shares entitled to vote either virtually attending or represented by proxy at the Annual Meeting. There must be a quorum for the Annual Meeting to be lawfully conducted. Proxies received but marked as abstentions, withheld votes and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.
What are the voting requirements to approve each proposal?
Delek has implemented majority voting in uncontested elections of directors. Accordingly, Delek’s Fifth Amended and Restated Bylaws (the “Bylaws”) provide that in an uncontested election of directors, a nominee for director shall be elected if the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election at a meeting at which a quorum is present in person or represented by proxy. To approve the advisory resolution approving the executive compensation program for our named executive officers, the proposal to approve our 2026 Long-Term Incentive Plan, and the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026, a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon must vote in favor of each proposal.
What is the effect of abstentions, withheld votes and broker non-votes?
Abstentions and instructions to withhold authority to vote will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists. Shares that are not voted in the election of directors, including broker non-votes, will have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum. Abstentions have the same effect as a vote “against” Proposals 2, 3, and 4. Broker non-votes will have no effect on the outcome of Proposals 2, 3, and 4.
“Broker non-votes” are shares held by brokers or nominees which are present by virtually attending the Annual Meeting or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, NYSE-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, will be permitted to vote on discretionary items.
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Non-Discretionary Items. The election of directors, the approval of the advisory resolution approving the executive compensation program for our named executive officers and the approval of our 2026 Long-Term Incentive Plan are considered non-discretionary items and may not be voted on by brokers, banks, or other nominees who have not received specific voting instructions from beneficial owners.

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•
Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may be able vote on this Proposal in their discretion.

Can I change the number of copies of the Annual Meeting materials that I receive?
Yes. The Company will generally deliver one copy of its proxy materials to each address where multiple record holders of our Common Stock reside, unless we have received instructions to the contrary, a process commonly referred to as “householding.” If you are a registered stockholder and would like to have separate copies of the proxy materials mailed to you in the future, or you would like to have a single copy of the proxy materials mailed to you in the future, please contact your bank, broker, or other nominee record holder, or you can notify the Company by sending a written request. Written requests for additional information or additional proxy materials should be directed to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027, (214) 208-4111 or by sending an e-mail to Investor.Relations@delekus.com.
Who should I call if I have questions or need assistance voting my shares?
If you have any questions or need assistance in voting your shares, please contact our Investor Relations department at Investor.Relations@delekus.com.
Why is the Annual Meeting being held in a virtual format this year?
We will once again conduct a virtual annual meeting, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. The Annual Meeting is planned to be a completely virtual meeting of stockholders, and will be conducted exclusively by webcast at www.virtualshareholdermeeting.com/DK2026.
How can I participate in the Annual Meeting?
You may virtually attend, submit questions and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2026.
Registered Stockholders
Stockholders of record as of the Record Date may attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/DK2026 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Please have your proxy card containing your control number available and follow the instructions to attend the virtual Annual Meeting.
Beneficial Stockholders
Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/DK2026 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Please have your proxy card containing your control number available and follow the instructions to attend the virtual Annual Meeting. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must submit in PDF or Image file format with your ballot when voting online during the Annual Meeting.
Even if you plan to virtually attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting. The Annual Meeting will begin promptly at 11:30 a.m., central time. Online check-in will begin at 11:00 a.m., central time, and you should allow ample time for the online check-in procedures.

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In order to ensure that your shares are represented at the Annual Meeting, we strongly encourage you to vote your shares by proxy prior to the Annual Meeting, and further encourage you to submit your proxies electronically — by phone or by Internet — by following the simple instructions on the enclosed proxy card. Your vote is important, and voting electronically should facilitate the timely receipt of your proxy despite any potential disruptions in mail service.
May stockholders ask questions at the Annual Meeting?
Yes. Stockholders who attend the Annual Meeting will have the ability to submit questions during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2026. We intend to answer all questions submitted during the Annual Meeting which are pertinent to the Company and the Annual Meeting matters, as time permits. Detailed guidelines for submitting questions during the Annual Meeting are available on the Investor Relations page of our website at www.delekus.com.
What if I have technical difficulties or trouble accessing the Annual Meeting?
Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the Annual Meeting time, please call the technical support number that will be posted on the virtual meeting login page.
Is it possible that the meeting format will be changed so that it is no longer virtual only?
We believe a virtual-only format provides expanded access, improves communications and provides cost and time savings for our stockholders and the Company. However, if it becomes necessary or advisable to change the format of the Annual Meeting as circumstances evolve, we will notify stockholders as soon as practicable.
Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?
No, stockholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.
How can I obtain additional information about the Company?
Copies of our Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2025, and our other annual, quarterly, and current reports, and any amendments to those reports, are filed with the SEC, and are available free of charge on our website, which is located at www.delekus.com. These reports and other information are filed electronically with the SEC and are available at the SEC’s website, www.sec.gov. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. The investor relations page of our website contains our press releases, earnings releases, financial information and stock quotes, as well as links to our SEC filings. The information posted on our website is not incorporated into this Proxy Statement.

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CORPORATE GOVERNANCE
Composition of the Board
At the date of this Proxy Statement, the Board consists of ten total directors. Eight of the directors are independent.
The Board also maintains five standing committees as listed in the table below. The role and current composition of each of these standing committees is further described under “Committees of the Board of Directors” beginning on page 13.
Additional background information about these eight independent directors follows.

	Audit Committee	Nominating and Corporate Governance Committee	Human Capital and Compensation Committee	Environmental, Health and Safety Committee	Technology Committee
Christine Benson-Schwartzstein
William J. Finnerty
Richard J. Marcogliese
Leonardo Moreno
Gary M. Sullivan, Jr.
Vasiliki (Vicky) Sutil
Laurie Z. Tolson
Shlomo Zohar

  = Chair     = Member
Board Age and Tenure
The following graphic presents information about the ages and tenures of the members of our Board.

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Board Leadership
The Board is led by the Board’s Chairman, Mr. Yemin. Mr. Yemin previously served as our Executive Chairman, and transitioned to a non-executive Chairman role effective January 1, 2025.
In accordance with our Bylaws and Corporate Governance Guidelines (our “Governance Guidelines”) and with advice from our Chairman and Chief Executive Officer, the Nominating and Corporate Governance Committee and the Board periodically evaluate our leadership structure, including whether the roles of Chief Executive Officer and Chair of the Board should be held by the same or different individuals. Our Bylaws allow the Board flexibility to determine from time to time whether the two roles should be combined or separated based upon circumstances existing at such time. The Board believes Mr. Yemin’s service as Board Chairman allows him to support the CEO and to lead the Board in overseeing strategy. In light of these factors, combined with Mr. Yemin’s leadership skills, extensive history with the Company and industry expertise, the Board believes his holding the role of Chairman is in the best interest of the Company and its stockholders at this time. The Nominating and Corporate Governance Committee and the Board will continue to periodically evaluate our leadership structure, including these roles, in the future.
Because the Chairman of the Board is not an independent director, the Board considers it to be useful and appropriate to designate an independent director to serve in a lead capacity (the “Lead Independent Director”) to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine from time to time. The Lead Independent Director is appointed annually by a majority of the independent directors on the Board and may be removed from or replaced in that position by a majority of the independent directors at any time. Mr. Finnerty has served as the Board’s Lead Independent Director since May 2023.
The Lead Independent Director chairs all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, can call additional meetings of the independent directors as deemed appropriate, and performs such other functions as the Board may direct, including: (i) serving as principal liaison between the independent directors, on one hand, and the Chairman and senior management, on the other hand; (ii) providing input from the Board and make recommendations to the Chairman regarding Board meetings including with respect to meeting frequency, dates, locations, agendas, management participation and other matters; and (iii) consulting with the Chairman regarding information submitted by our management that is necessary or appropriate for the Board’s deliberations. In addition, the Lead Independent Director has the authority to engage in direct communication, as appropriate, with our major stockholders, and engage outside counsel and consultants.
Director Independence
At the date of this Proxy Statement and at all times during 2025, the Board was composed of a majority of independent directors. The Board has affirmatively determined that Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Benson- Schwartzstein, Sutil, and Tolson are each independent under the rules and regulations of the NYSE, the SEC and Company guidelines, and meet the requirements for non-employee directors under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In reaching its determinations, the Board affirmatively determined that these individuals have no material relationship with us or our management, either directly or as a partner, stockholder, or officer of an organization that has a relationship or has engaged in transactions with us or with our management. The Board based this determination and its independence determinations on a review of all of the relevant facts and circumstances, including the responses of the directors to questions regarding their employment history, compensation, affiliations and other relationships including, but not limited to, familial, commercial, industrial, banking, consulting, legal, accounting, charitable, and other relationships.

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2025 Board Meetings

Board Meetings. The Board held 10 meetings during 2025 and each director attended at least 75% of all Board and committee meetings on which he or she served during the year. While we do not have a policy with regard to Board member attendance at annual meetings of our stockholders, all directors serving at the time of our 2025 Annual Meeting of Stockholders attended the annual meeting on April 29, 2025.
Executive Sessions. Our independent directors also met in executive sessions without management present during each quarterly meeting of the Board in 2025. Our Lead Independent Director, Mr. Finnerty, presided over these executive sessions of independent directors. The Board intends to continue to conduct such executive sessions of independent directors as necessary or desirable in 2026, including in connection with each regular quarterly meeting. The Lead Independent Director will continue to preside at executive sessions of independent directors.
Director Experience and Skills Matrix
The Director Experience and Skills Matrix below illustrates key experience and skills that the Board has identified as important for its members. In addition to the unique skills identified in the matrix below, all of our directors are financially literate, satisfy the criteria set forth in our Governance Guidelines, and possess the characteristics that are essential for the proper and effective functioning of the Board, including:
•	The highest ethical standards, integrity and accountability;
•	Leadership experience;
•	A variety of experiences and backgrounds;
•	Accountability;
•	A commitment to compliance with legal and regulatory requirements; and
•	Loyalty.

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Stockholder Engagement
The Company is committed to active stockholder engagement through a combination of investor conferences, non-deal roadshows, quarterly conference calls and ongoing dialogue with the analyst and investment community. Our ambition is to provide transparency and clearly articulate the strategic direction of the Company, along with key drivers that underpin financial performance. We strive to deliver sustainable, long-term value to our stakeholders by maintaining active dialogue and ensuring that our objectives are aligned.
Both the Board and our management team are committed to being prudent stewards of capital with a strong commitment to good corporate citizenship. We engage in ongoing efforts to address environmental, social and governance (“ESG”) matters that are important to our stockholders. In 2021, we formalized the responsibilities of our Board committees for overseeing ESG matters. The Nominating and Corporate Governance Committee has general oversight responsibility for the Company’s ESG efforts. Specific areas overseen by the Nominating and Corporate Governance Committee include Board and committee makeup, stockholder rights, sustainability reporting, and ESG ratings. The Environmental, Health and Safety Committee and Human Capital and Compensation Committee also have areas of oversight responsibility, subject to the overall oversight of the Nominating and Corporate Governance Committee. The Environmental, Health and Safety Committee reviews ESG matters relevant to the health and safety of employees, the Company’s climate impact, environmental risk assessments, and those portions of sustainability reports that relating to environmental, health and safety matters. The Human Capital and Compensation

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Committee reviews employee characteristics, executive succession planning, and those portions of sustainability reports related to employment and compensation matters. The Audit Committee has responsibility for oversight of the inclusion of ESG disclosures in the Company’s financial statements and SEC disclosures. Overall, this alignment of committee responsibilities is intended to organize a comprehensive approach to addressing the most important ESG issues the Company faces.
Committees of the Board
The Board has five standing committees: the Audit Committee, the Human Capital and Compensation Committee, the Nominating and Corporate Governance Committee, the Environmental, Health and Safety Committee, and the Technology Committee. Although primary responsibilities may be assigned to one of these committees, the Board receives regular, detailed reports from each committee, engages in additional discussion and oversight regarding matters of particular concern or importance, and non-committee members regularly participate in meetings of each committee. At all times during 2025, all of the members of each of the Company’s standing committees were independent as defined by the rules and regulations of the NYSE, the SEC and Company guidelines. The Nominating and Corporate Governance Committee regularly reviews the membership on each of the Board’s five standing committees, and periodically considers whether rotation of committee members or chairs is in the best interests of the Company and its stockholders.
Audit Committee

Audit Committee Members	Independent	Financially Literate	Audit Committee Financial Expert
Sullivan (Chair)
Marcogliese
Moreno
Sutil
Zohar

For 2025, the Audit Committee was comprised of Messrs. Sullivan (chair), Marcogliese, Moreno, and Zohar and Ms. Sutil. The Board has determined that (i) Messrs. Sullivan, Marcogliese, Moreno, and Zohar and Ms. Sutil each qualify as independent and financially literate under applicable SEC rules and regulations and the rules of the NYSE; and (ii) Messrs. Sullivan, Marcogliese, and Zohar all qualify as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.
The Audit Committee met sixteen times during 2025, as additional meetings were required for the review of related party transactions. In performing its functions and to promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, our internal auditors, our Chief Executive Officer, our Chief Financial Officer, and other members of our management.
Among other responsibilities, the Audit Committee is responsible for assisting Board oversight of:
•	The Company’s financial, commercial, liquidity, credit, regulatory, and other risks and in developing guidelines and policies to govern processes for managing these risks.
•	The quality and integrity of our financial statements;
•	The disclosure and financial reporting process conducted by management and the systems of internal accounting and financial controls developed and carried out by management;
•	The independent audit of our financial statements;
•	The independent registered public accounting firm’s appointment, qualifications, independence, performance and compensation;
•	The internal audit function;
•	Our compliance with legal and regulatory requirements including procedures for the internal and external reporting of financial

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accounting, internal control and other concerns as required by the Sarbanes Oxley Act (the “whistleblower hotline”);
•	The general administration of our related party transactions policy; and
•	Cybersecurity and ESG-related financial disclosures in our financial reports, including compliance with SEC required disclosures, and the related internal controls over financial reporting.
Human Capital and Compensation Committee
For 2025, the Human Capital and Compensation Committee was comprised of Messrs. Zohar (chair), Finnerty, and Marcogliese and Ms. Tolson. The Board has determined that Messrs. Zohar, Finnerty, and Marcogliese, and Ms. Tolson, each qualify as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act. The Human Capital and Compensation Committee met four times in 2025. Under its charter, the Human Capital and Compensation Committee may delegate its authority to subcommittees, the chair of the committee, or to one or more officers of the Company to make grants of equity awards to non-named executive officers and non-Section 16 officers under our incentive or equity-based plans and only in accordance with the terms of such plans. The Human Capital and Compensation Committee is only permitted to delegate its authority when it deems such delegation to be appropriate and in the best interests of the Company.
As part of the governance and oversight process of the Company, the Human Capital and Compensation Committee supports the Board and works with management to ensure that compensation practices accurately reflect management and Company philosophy, competitive practice and regulatory requirements. Among other responsibilities, the Human Capital and Compensation Committee is responsible for:
Our compensation practices, including ensuring they reflect the Board’s and our philosophy, competitive practices and regulatory requirements and aligned with our strategic direction;
•	Evaluating the performance of our Chief Executive Officer and approving the compensation awarded to our executive officers;
•	Overseeing equity awards issued under our long-term incentive plans;
•	Periodically evaluating our compensation and benefits programs generally, including risks relating thereto;
•	ESG matters related to employees and compensation; and
•	Overseeing and reviewing the Company’s strategies, policies, and practices related to human capital management, including aspects of the Company’s ESG initiatives related to human capital management.
Nominating and Corporate Governance Committee
For 2025, the Nominating and Corporate Governance Committee was comprised of Mses. Sutil (chair) and Tolson and Messrs. Finnerty and Sullivan, all of whom the Board has determined qualifies as independent under applicable SEC rules and regulations and the rules of the NYSE. The Nominating and Corporate Governance Committee met four times in 2025. Among other responsibilities, the Nominating and Corporate Governance Committee is responsible for:
•
Assisting the Board in identifying and evaluating individuals qualified to become Board members and recommending to the Board the director nominees for each annual meeting of stockholders in accordance with the parameters set forth in our Governance Guidelines;

•	Overseeing our corporate governance policies and procedures applicable to the Governance Guidelines when required;
•	Reviewing the Governance Guidelines on an annual basis and recommending to the Board any changes deemed necessary or desirable;

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•
Monitoring, overseeing and reviewing compliance with the Governance Guidelines and all other applicable policies of the Company as the Nominating and Corporate Governance Committee or the Board deems necessary or desirable;

•	Leading the Board and each of its committees in an annual assessment of their performance; and
•	General oversight of ESG matters, Board composition, stockholder rights, sustainability reporting and ESG ratings.
Environmental, Health and Safety Committee
For 2025, the Environmental, Health and Safety Committee was comprised of Messrs. Marcogliese (chair) and Finnerty and Mses. Sutil and Benson- Schwartzstein. The Environmental, Health and Safety Committee met four times in 2025. Among other responsibilities, the Environmental, Health and Safety Committee is responsible for:
•	Overseeing management’s establishment and administration of our environmental, health and safety policies, programs, procedures and initiatives;
•	Receiving periodic reports from management regarding environmental, health and safety laws, rules and regulations applicable to the Company;
•	Evaluating risks relating to such policies, programs, procedures and initiatives; and
•	ESG matters related to environment, health and safety.
Technology Committee
For 2025, the Technology Committee was comprised of Mses. Tolson (chair) and Benson-Schwartzstein and Messrs. Moreno, Sullivan, and Zohar. The Technology Committee met four times in 2025. Among other responsibilities, the Technology Committee is responsible for:
•
Overseeing management’s establishment and administration of our policies, procedures, and initiatives with respect to digitalization, technology, including artificial intelligence, cybersecurity, and information security;

•
Receiving periodic reports from management regarding our digitalization, technology, cybersecurity, and information security initiatives and related regulations and key legislation and regulatory developments;

•
Reviewing with management the adequacy of our information security and compliance program and any major security incidents that have occurred and steps that have been taken to mitigate against reoccurrence; and

•	Evaluating risks relating to such policies, programs, procedures and initiatives.

Find more online

Each of the Board’s five standing committees has a written charter that may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Each committee reviews the adequacy of its charter on an annual basis and recommends changes to the Board, as appropriate. Paper copies of the charters are available free of charge to all stockholders by contacting Investor.Relations@delekus.com or by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.

Risk Oversight
The Board considers oversight of risk management to be a responsibility of the entire Board as well as its committees.
The Board’s role in risk oversight includes receiving regular reports from its committees and members of senior management on areas of material risk to the Company, including operational, compliance, financial, liquidity, credit, legal and regulatory, strategic, commercial, cybersecurity, enterprise and reputational risks. The Board further understands, evaluates and oversees risk identification, risk management and risk mitigation strategies, including cyber security risks.

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The Board delegates to certain of its standing committees oversight of certain categories of risk. Those committees regularly report to the Board on matters relating to the specific areas of risk such committees oversee, and directors are encouraged to attend and participate, ex officio, in committee meetings, to ensure all directors engage in oversight of risks overseen by each committee. The roles of the standing committees in assisting the Board in its oversight of risk management are as follows:

Audit Committee
•
Assists the Board in monitoring and assessing the Company’s financial, commercial, liquidity, credit, regulatory, and other risks and in developing guidelines and policies to govern processes for managing these risks.
•
Discusses the Company’s policies with respect to risk assessment, as well as with respect to the specific risks the Audit Committee oversees.
•
Regularly reports to the Board on its discussions and oversight.

Human Capital and Compensation Committee
•
Assists the Board in monitoring the risks associated with the Company’s compensation policies and practices.
•
Reviews the design and goals of the Company’s compensation programs and practices in the context of possible risks to the Company’s financial and reputational well-being.
•
Reviews risks to the continuity of the Company’s management, including the retention, quality and characteristics of employees required to achieve the Company’s purpose and strategy.
•
Regularly reports to the Board on its discussions and oversight.

Nominating and Corporate Governance Committee
•
Assists the Board in monitoring the Company’s risks incident to its board and committee structures and governance structures and processes, including ESG risks.
•
Discusses risk management in the context of general governance matters, Board succession planning and committee service by directors, among other topics.
•
Regularly reports to the Board on its discussions and oversight.

Environmental, Health and Safety Committee
•
Assists the Board in monitoring the risks associated with the Company’s compliance with environmental, health and safety regulations, including related ESG matters.
•
Reviews the Company’s policies and procedures relating to EHS compliance.
•
Regularly reports to the Board on its discussions and oversight.

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Technology Committee
•
Assists the Board in monitoring the risks associated with the Company’s technological developments, digitalization, and information security.
•
Reviews regulations and key legislative and regulatory developments that could materially impact the Company’s information security risk exposure and evaluate the Company’s information technology systems, processes, policies, and controls to ensure compliance.
•
Regularly reports to the Board on its discussions and oversight.

The Full Board
•
Oversees the enterprise risk management (“ERM”) program and cyber risk management, including both operational and information security risks resulting from operating critical infrastructure and retail operations.
•
Discusses findings of the ERM program, including cyber and ESG risks, and reviews the Company’s procedures related to the ERM program and risk management.
•
Receives regular updates on these matters from the Chief Financial Officer, Chief Information and Data Officer, Chief Information Security Officer and other senior management team members.
•
Review and assess industry risk through trade organizations and government agencies.

Board Oversight of Cyber Risk
Cyber risks are monitored through our ERM program, which is overseen by the Board with our Chief Technology and Data Officer having overall responsibility for financial, information technology, and cybersecurity. In overseeing cyber risk, the Board follows the principles identified by the National Association of Corporate Directors in the oversight of cybersecurity risks.
At each regular meeting of the Board, cybersecurity risks and Company programs are discussed with the Chief Technology and Data Officer and others. Third parties are periodically engaged in the assessment of cybersecurity, including evaluating maturity under the National Institute for Security and Technology’s cybersecurity framework, testing informational and operational cyber defenses, and reviews of policies and procedures.
One of the Technology Committee’s responsibilities is to review, assess, manage, and mitigate risks related to technological developments, digitalization and information security. The Technology Committee also reviews assessments of the effectiveness of the Company’s information security and technology programs, procedures and initiatives. The Technology Committee regularly receives reports from management regarding information security and cyber risk matters, including the Company’s contingency planning and information security training and compliance. The Technology Committee’s designated focus on these areas of the Company’s digitalization, information security and technology policies help ensure strategic alignment of the Company’s strategies with information security and risk management.
Additionally, in keeping with the Company’s commitment to provide the highest level of oversight of cybersecurity risks, we have a Chief Technology and Data Officer who focuses all of their time to ensure the safety and security of our networks and systems. Our Chief Technology and Data Officer oversees a team of security professionals within the Company and regularly updates the Board on any potential risks and threats to the Company. Our Chief Technology and Data Officer, Chief Information Security Officer, and other senior leadership brief the Board on information security matters multiple times throughout the year.
Sustainability
The Company is committed to operating in a sustainable and environmentally responsible manner. We are committed to our employees and the communities in which we operate. We have demonstrated this during strong markets and industry downturns. Our employees are our greatest asset, and we are committed to supporting them and the local economies of their

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communities. In 2025 we produced our 2024 Sustainability Report, and continued to advance our strategic plan to incorporate sustainable technology into our business, focused on projects that will provide meaningful reductions in our carbon footprint, while also providing value to our shareholders and customers.
Our Governance Guidelines recognize that the Board has overall responsibility for the oversight of the Company’s ESG activities, including oversight of climate-related risks and opportunities, including broad emissions reduction targets and the Company’s sustainability reports. The Board has delegated oversight of certain ESG activities to its standing committees, as set forth in each committee’s respective charter, and from time to time the Board may refer specific issues to the committees at the Board’s discretion.

Commitment to Safety More information about our commitment to safety and sustainability is available in our 2024 Sustainability Report, available on our website.

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The following graphic shows how the Board has organized oversight of ESG responsibilities to its standing committees:

BOARD OF DIRECTORS

AUDIT COMMITTEE

ESG Responsibilities and Oversight:

- ESG-related financial reporting and climate-risk disclosures
- Legal and regulatory compliance, including those related to ESG
- Financial risk exposure related to ESG
- Code of business conduct & ethics

HUMAN CAPITAL AND COMPENSATION COMMITTEE

ESG Responsibilities and Oversight:

- Executive compensation and incentives related to ESG goals
- Diversity, Equity & Inclusion (DE&I) programs
- EEO-1 report
- Compensation and benefits policies and practices
- ESG initiatives related to human capital management

TECHNOLOGY COMMITTEE

ESG Responsibilities and Oversight:

- Contingency planning and disaster recovery activities
- Information security policies, programs, procedures, and initiatives
- Information security risk exposure and insurance policies
- Information security breaches and mitigation

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

ESG Responsibilities and Oversight:

- Board selection criteria
- Bylaws and committee charters
- ESG initiatives, practices, and communications
- Preparation of sustainability and other significant ESG-related reports
- ESG-related legislation, regulation, and public debate
- Company engagement with stakeholders on sustainability and ESG matters

ENVIRONMENTAL, HEALTH AND SAFETY (EHS) COMMITTEE

ESG Responsibilities and Oversight:

- EHS policies and programs associated with ESG
- Litigation, policy, and regulatory disclosures related to EHS
- Contingency planning and emergency response activities
- Emerging EHS issues, trends, developments, and research
- Material impact of capital expenditures and acquisitions on EHS compliance, EHS risk exposure, and environmental performance associated with ESG

Delek Executives

Drives and implements ESG strategies, programs, and plans across the organization

The primary responsibility for assisting the Board in overseeing ESG-related matters has been assigned to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which has been helping to guide these activities, is focused on elevating the Company’s ESG performance to that of a leader amongst its peers. The Human Capital and Compensation Committee also has responsibilities related to ESG-related matters, such as ensuring the consideration of executive compensation to the achievement of ESG-related goals, employee resource group initiatives, and certifying the full and proper disclosure of our EEO-1 report.
The Environmental, Health and Safety Committee exercises direct oversight over a number of ESG-related matters such as the implementation of our first greenhouse gas (“GHG”) reduction goals, the continual improvement of our workforce health and safety performance and an examination of water conservation, waste minimization, and air emission reduction efforts. The Audit Committee oversees certain ESG-related matters, such as all financial reporting disclosures related to ESG, the Company’s legal and regulatory compliance, and any potential financial risk exposure related to ESG. Each committee reports its activities to our Board, which retains overall responsibility for incorporating ESG considerations into our strategic plans.

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For example, our corporate governance and ERM programs are designed to help sustain our organization through a wide range of market and operating scenarios, and our community development efforts benefit the health and growth of the communities we serve. In addition, we are committed to supporting our employees through our health and safety policies and retention efforts.

Find more online

Delek’s 2024 Sustainability Report can be found on the “Social Commitment” page of our website at https://www.delekus.com/social-commitment/sustainability/, as well as a more comprehensive look at our corporate responsibility and sustainability policies, practices, and procedures.

Important policies and standards can be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/.
For more information about the Delek Fund for Hope, and information about our philanthropic programs, events, and donations, please visit the Delek Fund for Hope website at https://delekhope.com/.

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Nomination of Directors
In accordance with our Governance Guidelines and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee seeks to identify individuals qualified to become directors and considers such factors as it deems appropriate, including the individual’s independence, education, experience, reputation, judgment, skill, integrity and industry knowledge. The Nominating and Corporate Governance Committee considers the individual’s contribution to the Board’s overall makeup in the foregoing factors, the degree to which the individual’s qualities and attributes complement those of other directors, and the extent to which the candidate would be a desirable addition to the Board and committees thereof. Directors should have experience in positions with a high degree of responsibility; be leaders in the organizations with which they are affiliated; and have the time, energy, interest and willingness to serve as a member of the Board.
We recognize the importance of differing viewpoints, industry and professional experiences, backgrounds, education, skill sets and personal characteristics. We believe that our Board reflects the appropriate mix of skills, experiences and personal characteristics, including with respect to gender makeup as 30% of our Board is female.
Among other criteria, the Nominating and Corporate Governance Committee seeks candidates who have business and/or professional knowledge and experience applicable to our industry and businesses and the goals and interests of our stockholders; are well regarded in their communities with a long-term, good reputation for the highest ethical standards; possess common sense and good judgment; have a positive record of accomplishment in present and prior positions; offer varying viewpoints; have an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which they may serve; and have the time, energy, interest and willingness to become involved in our business and future.
The Nominating and Corporate Governance Committee annually and periodically assesses whether the Board and its committees possess the right variety of skills and backgrounds for the current issues we face. Annually, the Nominating and Corporate Governance Committee will assess this composition in connection with the nomination of directors for re-election to the Board as well as during the annual Board and committee self-assessments. From time to time, the Nominating and Corporate Governance Committee utilizes the services of third parties to assist in identifying or evaluating director nominees. The Nominating and Corporate Governance Committee will also consider persons recommended by our stockholders and will evaluate each such person using the same criteria used to evaluate director candidates identified by the Nominating and Corporate Governance Committee. Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Persons making submissions should include the full name and address of the recommended person, a description of the proposed person’s qualifications and other relevant biographical information.

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Director Qualifications and
Nomination Process
Annual Assessment of Size, Composition and Structure
The Board strives to maintain an appropriate balance of tenure, turnover, characteristics, skills and experience. Our average director tenure is approximately seven years, representing an appropriate balance of tenures. The Board does not maintain term limits and in 2023 the Board amended the Company’s Governance Guidelines to remove the mandatory retirement age for directors, as the Board believes that continuity of service can provide stability and valuable insight.
The Board ensures refreshment and continued effectiveness through evaluation, nomination, and other policies, processes and practices.
For example:
•	The Nominating and Corporate Governance Committee annually reviews with the Board the qualifications for Board members and the composition of the Board as a whole.
•	The Nominating and Corporate Governance Committee annually reviews each director nominee’s continuation on the Board and makes recommendations to the full Board.
•
The Company’s Governance Guidelines provide that any director who changes the nature of the job he or she held when elected to the Board should volunteer to resign to give the Board the opportunity to review the appropriateness of continued Board membership under the circumstances.

Board and Committee Self-Assessment Process
1 Annual Self-Assessment	Each year, the Nominating and Corporate Governance Committee oversees an annual self-assessment of the full Board, which includes questions pertaining to each standing committee of the Board.
2 Board effectiveness review	The self-assessment includes a survey evaluating the functioning of the Board and its committees.
3 Presentation of results
The Chair of the Nominating and Corporate Governance Committee presents a summary of the results of the self-assessment to the Board and makes any appropriate recommendations regarding changes for consideration by the Board.

4 Incorporation of feedback	Any matters requiring further action are identified and action plans developed to address the matter.

Board Refreshment
Since 2020, we have seen an election of 50% new directors to the Board.

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Identification and Consideration of Director Nominees
The Board is responsible for nominating directors and filling vacancies that may occur between annual meetings, based upon the recommendation of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee process for identifying and recommending candidates includes:

1 Review	The Nominating and Corporate Governance Committee considers the Company’s current needs and long-term and strategic plans to determine the skills, experience and characteristics needed by our Board.
2 Identify
The Nominating and Corporate Governance Committee identifies candidates through the use of a professional search firm, industry organization or the business and organizational contacts of directors and management.

3 Evaluate	In evaluating potential candidates for nomination to the Board, the Nominating and Corporate Governance Committee and the Board consider several factors:
• all directors are expected to possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company’s stockholders;
• candidates should possess skills and experience complementary to those of existing directors; and
• directors are expected to devote sufficient time and effort to their duties as a director.
4 Recommend	The Nominating and Corporate Governance Committee recommends director candidates to the Board of Directors with the goal of creating a balance of knowledge, experience and characteristics.

Find more online

The full texts of our Governance Guidelines and Code of Business Conduct and Ethics may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Paper copies of our Governance Guidelines are available to all stockholders free of charge by contacting Investor.Relations@delekus.com or by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.

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Stockholder Nomination of Candidates
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. A stockholder wishing to recommend a candidate for nomination by the Nominating and Corporate Governance Committee should follow the procedures described under “Stockholder Proposals for 2027 Annual Meeting.” Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027 no earlier than December 21, 2026, nor later than January 20, 2027. Persons making submissions should include the full name and address of the recommended person, a description of the proposed person’s qualifications and other relevant biographical information. In addition, the stockholder should provide such other information deemed relevant to the Nominating and Corporate Governance Committee’s evaluation. Candidates recommended by the Company’s stockholders are evaluated on the same basis as candidates recommended by the Company’s directors, management, third-party search firms or other sources.
Compensation Committee Interlocks and Insider Participation
Each of Messrs. Finnerty, Marcogliese, Sullivan, and Zohar and Ms. Tolson served on the Human Capital and Compensation Committee during the 2025 fiscal year, and each of them qualified as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act during 2025. None of our executive officers currently serves (and did not serve during the 2025 fiscal year) as a member of the board of directors or compensation committee of another entity where an executive officer of such other entity serves as a member of our Board.
Governance Guidelines and Code of Business Conduct & Ethics
Our Governance Guidelines may be found on our website at www.delekus.com. The Governance Guidelines set out our and the Board’s guidelines on, among other things:
•	The qualifications, independence and responsibilities of directors;
•	The process for selection of director candidates and qualifications thereof;
•	Board leadership and Board meetings;
•	Annual evaluation of the performance of the Board and its committees;
•	Director compensation and orientation; and
•	The functions of the Board and its committees and the expectations we have for directors.
We have also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer. We will, within the time periods prescribed by the SEC and the NYSE, timely post on our website at www.delekus.com any amendments to this code. If we waive any material departure from a provision of our Code of Business Conduct and Ethics, we intend to post such waiver (to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions) on this website.
Communications with the Board of Directors
Stockholders or other interested parties who wish to communicate with any of our directors, any committee chairperson or the Board may do so by writing to the director, committee chairperson or the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Any such communications received will be forwarded directly to the director to whom it is addressed. If the communication is addressed to the Board generally and no particular director is named, the communication will be forwarded, depending on the subject matter, to the appropriate committee chairperson, to the Lead Independent Director, or to all members of the Board.

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DIRECTOR COMPENSATION
Non-Employee Director
Compensation Process
The compensation paid to our non-employee directors is determined by the Board, upon recommendation of the Human Capital and Compensation Committee. This compensation is designed to attract and retain nationally-recognized, highly qualified directors to lead the Company, to meaningfully align the interests of those directors with the interests of stockholders and to be demonstrably fair to both the Company and its non-employee directors. In setting non-employee director compensation, the Human Capital and Compensation Committee and the Board consider these factors, as well as the significant amount of time that directors spend fulfilling their duties to the Company, the skill and experience required of the directors and other factors deemed appropriate by the Human Capital and Compensation Committee from time to time. The Human Capital and Compensation Committee and the Board relies upon various sources of information and advice including the advice of independent consultants, comparative surveys, third party proprietary databases providing comparative information, the current economic conditions and industry environment in which the Company operates and the Human Capital and Compensation Committee members’ common sense, experience and judgment. Non-employee director compensation typically consists of both cash and equity components.
The following table shows our non-employee director compensation for 2025, the cash portions of which were paid ratably each quarter:

2025 Non-Employee Director Compensation
Annual Base Retainer Fee	$115,000
Chair Fee: Audit Committee	$15,000
Chair Fee: Human Capital and Compensation Committee	$12,000
Chair Fees: NCG Committee, EHS Committee, and Technology Committee	$8,000
Annual Equity Award*	$145,000
Board Chair Fee	$150,000
Lead Independent Director Fee	$25,000

*	The annual equity award to non-employee directors is a RSU award that vests over one year. The number of RSUs is based on the closing price of the Company’s Common Stock on the date of grant.

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The following table sets forth a summary of the compensation paid to our non-employee directors during fiscal year 2025.

2025 Director Compensation
Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Option Awards	Changes in Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Christine Benson-Schwartzstein	$115,000	$144,996	—	—	—	$259,996
William J. Finnerty	$140,000	$144,996	—	—	—	$284,996
Richard J. Marcogliese	$123,000	$144,996	—	—	—	$267,996
Leonardo Moreno	$115,000	$144,996	—	—	—	$259,996
Gary M. Sullivan, Jr.	$130,000	$144,996	—	—	—	$274,996
Vasiliki (Vicky) Sutil	$123,000	$144,996	—	—	—	$267,996
Laurie Z. Tolson	$123,000	$144,996	—	—	—	$267,996
Shlomo Zohar	$127,000	$144,996	—	—	$14,310(4)	$286,306
Ezra Uzi Yemin	$360,000*(5)	$274,963*(6)	—	—	$304,154(7)	$939,117

*	Includes compensation for Delek Logistics board services.
(1)	As an employee, Mr. Soreq did not receive any compensation in 2025 for his service as a director.
(2)
This column reports the amount of cash compensation earned in 2025 for Board and committee service. Amounts in this column include both annual cash retainers and fees for services on as chair of committees during 2025.

(3)
Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes of 3,053 RSUs granted to each non-employee director on June 10, 2025. The grant date fair value of $42.57 per share was equal to the closing stock price on the grant date. The RSUs vest quarterly over the course of one year.

(4)	Mr. Zohar received a $14,310 tax allotment payment.
(5)	For Mr. Yemin, this amount includes a (i) $115,000 base retainer fee for the Company (ii) $150,000 board chair fee, and (iii) $95,000 cash retainer for Delek Logistics board services in 2025.
(6)
For Mr. Yemin, this amount includes (i) $144,996 of RSUs for service on the Company’s Board and (ii) $129,966 for the grant date fair value of Delek Logistics phantom units awarded for Delek Logistics board service in 2025.

(7)
Following the end of his employment on December 31, 2024, Mr. Yemin received a one-time payment of $264,526 for unused vacation time accrued over 20 years of employment with the Company. This amount also includes a $25,000 tax allotment payment and $14,628 paid for a medical coverage plan covering Mr. Yemin, who is a resident of Israel, when he travels to the United States.

Non-Employee Director Compensation for 2026
No changes were made to our non-employee director compensation program for 2026.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 26

PROPOSAL 1: ELECTION OF DIRECTORS
At the Annual Meeting, ten directors are to be elected to hold office until the 2027 Annual Meeting and until their successors are duly elected and qualified or until their earlier termination of service. All director nominees are currently serving on our Board. The Board has determined that each of Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Benson-Schwartzstein, Sutil, and Tolson qualifies as an independent director under applicable SEC rules and regulations and the rules of the NYSE.
We believe that each director nominee will be able to stand for election. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of any substitute nominee named by the Board. If you do not wish your shares to be voted for one or more of the nominees, you may so indicate when you vote by withholding your vote for the particular nominee. The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the ten nominees, unless you indicate on the proxy card that your vote should be withheld from any of the nominees.
Biographies for each director nominee are set forth below. Except as listed in their biographies, no director has served as a director of a publicly traded company or a registered investment company in the past five years.
The Company’s Bylaws require majority voting in uncontested elections of directors. Accordingly, a nominee for director is only elected if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election at a meeting at which a quorum is present in person or represented by proxy. Shares that are not voted in the election of directors, including abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.
The Board has adopted a director resignation policy (the “Policy”) in the event that an incumbent director fails to receive the required number of votes for re-election in an uncontested election. The Policy requires that a director who fails to receive the required number of votes for re-election in an uncontested election will tender his or her resignation to the Chair of the Board for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider the resignation and make a recommendation to the Board concerning its acceptance or rejection. In doing so, the Nominating and Corporate Governance Committee will consider all factors deemed relevant, including, but not limited to, the stated reason stockholders voted against the director’s re-election, the director’s qualifications, and whether the director’s resignation would be in the best interests of the Company and its stockholders. The Board will then consider information, factors, and alternatives considered by the Nominating and Corporate Governance Committee in making its ultimate decision of whether to accept or reject the director’s resignation.
The Board of Directors recommends a vote “FOR” each of the following nominees.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 27

Ezra Uzi Yemin Director since: 2001 Age: 57
Business Experience:
Mr. Yemin has served as the Chairman of our Board since December 2012. He served as the Executive Chairman of the Board from June 2022 through December 2024. Mr. Yemin served as our Chief Executive Officer from June 2004 to June 2022, and as our President from April 2001 to June 2022. He also served as the Chairman of the Board of Directors and Chief Executive Officer of Delek Logistics GP, LLC, the general partner of Delek Logistics Partners, LP, from April 2012 to June 2022, and now serves as the Chairman of the board of directors since June 2022.

Qualifications: The Board believes that Mr. Yemin’s significant leadership experience with the Company as well as his extensive industry experience make him a valuable asset to the Board.

Avigal Soreq Director since: 2022 Age: 48
Business Experience:
Mr. Soreq joined the Company as Chief Executive Officer and President and as President of Delek Logistics in June 2022. Mr. Soreq was also appointed as one of our directors in June 2022. Previously, he served as Chief Executive Officer of El Al Airlines, an Israeli airline, from January 2021 until May 2022. Prior to that, Mr. Soreq served in several roles at the Company from December 2012 through 2020, including Chief Operating Officer, Chief Commercial Officer, Executive Vice President and Vice President. Mr. Soreq also served on the Board of Directors of Alon USA Energy, Inc. from 2015 to 2017. Before joining the Company, Mr. Soreq worked for SunPower Corporation (NASDAQ: SPWR), and previously as a senior finance and business consultant for Trabelsy & Co., and as a consultant in the corporate finance department for KPMG’s Tel-Aviv office. Mr. Soreq served in the Israeli Air Force in various roles between 1996 and 2004 and reached the rank of Major. Mr. Soreq is a certified public accountant in Israel.

Qualifications:
The Board believes that Mr. Soreq’s service on the Board provides it with important interaction with, and access to, management’s principal policy-maker that facilitates the Board’s development and implementation of Company policies. In addition, his extensive industry experience, leadership skills and knowledge of the Company make him well-qualified to serve on our Board.

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Christine Benson- Schwartzstein Director since: 2024 Age: 45 Committees: • EHS • Technology
Business Experience:
Ms. Benson- Schwartzstein has over 20 years of experience in natural resources risk management, capital markets, and investing. She is currently a director and member of the Audit Committee of Apollo Infrastructure Company LLC, which owns, operates and provides capital for infrastructure assets. She is also currently a director and member of the Nominating and Corporate Governance Committee and Risk oversight Committee of Talen Energy Corporation (NASDAQ: TLN), an independent power producer and infrastructure company. Ms. Benson- Schwartzstein serves on the Audit Committee of the board of directors of Apollo Infrastructure and on the Nominating and Corporate Governance and Risk Oversight Committees of the board of directors of Talen. Ms. Benson- Schwartzstein was previously a director of Just Energy (U.S) Corp. until the company was sold in July 2025. She previously served as a member of the Senior Advisory Board of Orion Infrastructure Capital, an infrastructure investment firm, until 2023 after serving as a Managing Director and Investment Principal from 2021 to 2022. Before joining Orion Infrastructure Capital, Ms. Benson- Schwartzstein spent 17 years in various roles at Goldman Sachs & Co. Most recently, she was a Managing Director in the Financing Group on the Structured Finance and Risk Management team in the Investment Banking Division; there she was responsible for the firm’s commodity structured finance efforts within Investment Banking. Prior to that, Ms. Benson- Schwartzstein was a Managing Director on the Energy Sales and Structuring teams in the Securities Division. She began her career at Goldman Sachs in 2004 as an analyst on the Energy team. Ms. Benson-Schwartzstein received an A.B. in Earth and Planetary Sciences, magna cum laude, from Harvard University in 2004.

Qualifications:
The Board believes that Ms. Benson- Schwartzstein’s extensive experience in risk management, capital markets, and green energies as well as her background in natural resources and investing will provide the Board with instrumental insights.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 29

William J. Finnerty Director since: 2014 Age: 77 Committees: • NCG • EHS • HCC
Business Experience:
Mr. Finnerty has served as our Lead Independent Director since May 2023, a position he previously held from November 2015 until February 2020. Mr. Finnerty previously served as a member of the Human Capital and Compensation Committee from 2014 until May 2023 and its Chairperson from February 2020 until May 2023. Mr. Finnerty has over 40 years of experience leading businesses in the petroleum and refining industry. From 2011 until 2012, he served as a member of the board of directors of CVR Energy Inc. (NYSE: CVI) where he chaired the environmental, health and safety committee and was a member of the nominating and corporate governance committee. Prior to retiring from Tesoro Corporation in 2010, he served as its executive vice president, strategy and corporate development and as its chief operating officer. Mr. Finnerty served on the board of directors of the National Petrochemical and Refiners Association (now known as the American Fuel & Petrochemical Manufacturers) from 2005 to 2010 and was its vice chairman from 2007 to 2010. Mr. Finnerty’s career began with Texaco, Inc. in 1970. Since then, he also held executive positions with Equiva Trading Company and Chevron Corporation (NYSE: CVX).

Qualifications:
The Board believes that Mr. Finnerty’s experience in all facets of the downstream sector with both integrated major oil companies and independent refiners, as well as his expertise in strategic considerations, provide significant value to the Company.

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Richard J. Marcogliese Director since: 2020 Age: 73 Committees: • EHS, Chair • Audit • HCC
Business Experience:
Mr. Marcogliese has over 40 years of experience in the refining industry. He is currently the principal of iRefine, LLC, a privately-owned petroleum refining consulting company. From 2011 to 2019 Mr. Marcogliese served as an executive advisor of Pilko & Associates L.P., a private chemical and energy advisory company. Mr. Marcogliese has served as a director of Cenovus Energy, Inc. since 2016 and serves as the chair of the safety, sustainability and reserves committee and as a member of the audit committee. From 2000 to 2010, he worked for Valero Energy Corporation where he held increasingly senior positions, including serving as executive vice president and chief operating officer from 2007 to 2010. Prior to joining Valero, Mr. Marcogliese worked for ExxonMobil Corporation for over 25 years. Mr. Marcogliese also served as an operations advisor to NTR Partners III LLC, a private investment company, from 2013 to 2017, and to the chief executive officer of Philadelphia Energy Solutions, from 2012 to 2016. Mr. Marcogliese is a past chair of the Western States Petroleum Association. Mr. Marcogliese holds a Bachelor of Engineering degree in Chemical Engineering from the New York University School of Engineering and Science.

Qualifications:
The Board believes that Mr. Marcogliese’s vast experience in the refining industry and background in operations, consulting, and strategic planning provide the Board with invaluable insights as the Company continues to execute on our growth strategy.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 31

Leonardo Moreno Director since: 2022 Age: 47 Committees: • Audit • Technology
Business Experience:
Mr. Moreno has 20 years of experience in the energy industry. Since July of 2023 he has served as Chief Executive Officer of Zelestra, a multinational corporation specializing in the development, engineering, construction, commercialization, and operation of large-scale renewable projects. Mr. Moreno also served as President of AES Clean Energy from 2020 to 2023. Prior to being President, Mr. Moreno held various Executive positions with AES Corporation, including Senior Vice President, Corporate Strategy & Investments and Chief Commercial Officer from 2017 to 2020, Chief Financial Officer, Europe from 2015 to 2016, and other leadership roles related to strategy, finance, commercial, investments, mergers and acquisitions, and sustainability. Mr. Moreno has also served as Chairman of the Board of the American Clean Power Association from 2022 to 2023, director of AES Brasil Energia S.A. (AESB3:BZ) from 2018 to February 2022 and as an alternate director of AES Andes S.A. (AESANDES.SN) since 2018. Mr. Moreno also served as a Senior Auditor for Ernst & Young in Brazil from 2003 to 2005. Mr. Moreno holds a Bachelor of Arts in Business Administration from Universidade Federal de Minas Gerais, Brazil and has continued his education through executive business and leadership programs at the London Business School, Harvard Business School, Georgetown University and the University of Virginia.

Qualifications:
The Board believes that Mr. Moreno’s extensive experience in the renewable energy industry provides the Board with valuable expertise as the Company navigates the changing face of the energy industry.

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Gary M. Sullivan, Jr. Director since: 2015 Age: 79 Committees: • Audit, Chair • NCG • Technology
Business Experience:
Mr. Sullivan previously served as a member of the Human Capital and Compensation Committee from August 2019 through July 2024. Mr. Sullivan previously served as a member of the board of directors of Delek Logistics GP, LLC and the chair of its audit committee from 2012 until 2015. Mr. Sullivan is a certified public accountant, a certified global management accountant and has completed the National Association of Corporate Directors’ – Carnegie Mellon University Programs in Cyber-Risk Oversight and Effective Artificial Intelligence Oversight for Directors. He also holds the Fundamentals of Sustainability Accounting credential from the International Financial Reporting Standards Foundation. Mr. Sullivan was a faculty member at Virginia Commonwealth University’s School of Business from 2012 to mid-2022 where he taught accounting and auditing. From 2009 to 2012, Mr. Sullivan was a private investor. From 1975 through 2009, Mr. Sullivan served in various roles with Deloitte & Touche LLP culminating in the role of senior client partner from 2004 through 2009 where he worked with public companies, including sponsors of master limited partnerships. Mr. Sullivan retired from the U.S. Navy as a Captain after serving in various naval aviation and naval reserve intelligence assignments. Mr. Sullivan holds a Bachelor of Arts in Economics from the University of Virginia and a Master of Business Administration from Tulane University. Additionally, Mr. Sullivan completed the Association of International Certified Professional Accountants Certificate in Fundamentals of ESG and Certificate in Cybersecurity Fundamentals for Finance Professionals.

Qualifications:
The Board believes that Mr. Sullivan’s experience as a certified public accountant and partner with Deloitte & Touche LLP provides the Board with valuable expertise in matters involving finance and accounting.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 33

Vasiliki (Vicky) Sutil Director since: 2019 Age: 61 Committees: • NCG, Chair • EHS • Audit
Business Experience:
Ms. Sutil has over 30 years of experience in the petroleum and refining industry. Ms. Sutil has served on the board of Antero Resources Corporation (NYSE: AR) since 2019 and has chaired their ESG Committee since May 2020. From July 2017 to January 2020, she worked with SK E&P Company focused on strategic planning, and from 2014 to 2016, Ms. Sutil worked with California Resources Corporation as Vice President of Commercial Analysis for CRC Marketing, Inc. From 2000 to 2014 she worked with Occidental Petroleum Corporation in various capacities including roles in Corporate Development, Mergers and Acquisitions and Financial Planning. Ms. Sutil has additional experience with ARCO Products Company and Mobil Oil Corporation working as a Project Engineer and Business Analyst in the Refining and Marketing Divisions. From 2010 to 2015 Ms. Sutil served as a member of the board of directors of Plains All American Pipeline, L.P. (NASDAQ: PAA), and from 2013 to 2015, Ms. Sutil served as a member of the board of directors of Plains GP Holdings. L.P. Ms. Sutil holds a Bachelor of Science Degree in Mechanical Engineering with an emphasis in Petroleum Engineering from the University of California, Berkeley and an MBA from Pepperdine University. Additionally, Ms. Sutil is Corporate Directorship certified by the National Association of Corporate Directors (NACD).

Qualifications: The Board believed that Ms. Sutil’s varied experience in the refining and petroleum industry provides the Board with valuable expertise in energy industry matters.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 34

Laurie Z. Tolson Director since: 2021 Age: 65 Committees: • Technology, Chair • NCG • HCC
Business Experience:
Since March 2020, Ms. Tolson has been the chief executive officer of Tolson Consulting Company, where she advises companies on digital transformation strategies. Ms. Tolson has served on the board of directors for Landys & Gyr (SIX: LAND) since July 2021 and serves on the remuneration committee. Ms. Tolson served on the board of directors of Fenix Marine Services from 2020 to 2022 when it was sold. From 2017 to 2020, Ms. Tolson served as the chief digital officer of GE Transportation, a division of Wabtec Corporation, which manufactures equipment for the railroad, marine, mining, drilling and energy generation industries. Prior to that, Ms. Tolson worked at ABB Ltd. (NYSE: ABB), a publicly-traded manufacturer of electrification, industrial automation, and robotics and motion products. At ABB, Ms. Tolson served as executive vice president of research and development, product management and marketing from 2012 to 2016, and then as global head of the enterprise software group from 2016 to 2017. Ms. Tolson’s experience also includes five years as vice president, software, at Dell Inc., and 13 years as vice president, Java software group, at Sun Microsystems, Inc. Ms. Tolson attended Point Loma Nazarene University where she graduated with a Bachelor of Arts degree in business administration and economics and minor in computer science, and she holds an MBA from National University in La Jolla, California. Ms. Tolson has completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program.

Qualifications:
The Board believes that Ms. Tolson’s many years of experience at the intersection of technology and the energy and transportation industries provide important expertise as the Board navigates technological developments in the petroleum industry.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 35

Shlomo Zohar Director since: 2010 Age: 74 Committees: • HCC, Chair • Audit • Technology
Business Experience:
Mr. Zohar served as Chairperson of the Governance Committee from 2013 until February 2020. Mr. Zohar also served as our Lead Independent Director from February 2020 until May 2023. Mr. Zohar has worked as an independent consultant in the financial services sector since 2006. Between 2006 and 2009, Mr. Zohar served as a member and chair of the boards of directors of Israel Discount Bank Ltd., Mercantile Discount Bank Ltd., Israel Discount Capital Markets & Investments Ltd. and Israel Credit Cards, Ltd. During this time, Mr. Zohar also served as a member and vice chair of the board of directors of Israel Discount Bank of New York and as a member of the board of directors of Discount Bancorp, Inc.

Qualifications: The Board believes that Mr. Zohar’s financial industry experience provides the Board with valuable expertise in the Company’s financial and accounting matters.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 36

EXECUTIVE OFFICERS
As of the date of this Proxy Statement, we have six executive officers who lead the Company. Our executive officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office.

Avigal Soreq Chief Executive Officer and President Age: 48	Mark Hobbs Executive Vice President and Chief Financial Officer Age: 56
Joseph Israel Executive Vice President, President, Refining and Renewables Age: 55	Denise McWatters Executive Vice President, General Counsel, and Corporate Secretary Age: 66
Reuven Spiegel Executive Vice President, Special Projects Age: 69	Robert Wright Executive Vice President, Deputy Chief Financial Officer, and Chief Financial Officer of Delek Logistics, LP Age: 42

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Information regarding the background and experience of each of these executive officers is listed below, except for information regarding Mr. Soreq, which is included under Proposal 1 above since he is a director standing for re-election at the Annual Meeting.
Executive Officers

Mark Hobbs
Mr. Hobbs has served as our Executive Vice President and Chief Financial Officer since March 2025. Previously he served as our Executive Vice President, Corporate Development beginning in October 2022. Prior to joining the Company, he was a Managing Director in investment banking at Citigroup serving as Global Head of Downstream sector coverage since 2011 and as a member of the Clean Energy Transition group since 2021. From 2004 through 2011, Mr. Hobbs was a member of the Global Energy Group at UBS based in Houston and in London from 2009 until 2011 as Head of Europe, Middle East, and Africa energy coverage. Mr. Hobbs was previously an energy investment banker in Houston with both Morgan Stanley and CS First Boston. Mr. Hobbs holds an undergraduate degree from the University of Texas at Austin and an MBA from Columbia Business School in New York.

Joseph Israel
Mr. Israel has served as our Executive Vice President, President, Refining and Renewables since January 2025. Mr. Israel previously served as our Executive Vice President, Operations from March 2023 through December 2024. Mr. Israel is an industry veteran with over 25 years of energy experience and a proven track record of driving operational excellence. Most recently, he served as President & CEO, Par Petroleum LLC, a subsidiary of Par Pacific. He also served as Senior Vice President, Par Pacific Holdings, and a Member of Par Pacific’s Board of Directors. Mr. Israel served on the board of directors of Par Pacific Holdings from 2015 through 2022, and was a member of the board’s Operations and Technical Committee. In these roles, he led operations for Par’s integrated refining and logistics system, including 154,000 barrels per day of refining capacity. Mr. Israel has also held leadership positions at Hunt Refining Company and Alon USA, which was acquired by the Company in 2017.

Denise McWatters
Ms. McWatters has served as the Executive Vice President, General Counsel and Corporate Secretary of the Company and of the general partner of Delek Logistics since February 2021. Ms. McWatters previously served as the General Counsel, Chief Compliance Officer and Corporate Secretary of HF Sinclair Corporation, formerly HollyFrontier Corporation, an independent petroleum refiner (NYSE: DINO), and of the general partner of Holly Energy Partners, L.P. (NYSE: HEP) from May 2008 until August 2019. Prior to joining HollyFrontier, Ms. McWatters served as the General Counsel of The Beck Group, an architecture, construction and design firm, from 2005 through October 2007. Ms. McWatters also previously served as a shareholder at two national law firms.

Reuven Spiegel
Mr. Spiegel has served as our Executive Vice President, Special Projects since March 2025. Previously he served as our Chief Financial Officer from May 2020 to February 2025. Mr. Spiegel also serves as a member of the board of directors of the general partner of Delek Logistics since July 2014. Prior to joining the board of directors of the general partner of Delek Logistics, Mr. Spiegel served as Chief Executive Officer of Israel Discount Bank Ltd. (TLV: DSCT) from 2011 through 2014 where he had previously held the position of Executive Vice President from 2001 through 2005. In 2005 and 2006, Mr. Spiegel also served as Chairperson of the board of Discount Mortgage Bank. Mr. Spiegel also served as Chief Executive Officer of IDB Bank of NY from 2006 to 2010. He also has experience as an executive in the real estate industry.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 38

Robert Wright
Mr. Wright has served as our Executive Vice President, Chief Financial Officer of Delek Logistics, LP since April 2025. Previously, he served as Senior Vice President, Deputy Financial Officer, and Chief Accounting Officer of Delek US Holdings, Inc. and Delek Logistics, LP. Mr. Wright joined Delek in September 2020 and has held key leadership roles overseeing financial strategy, accounting, treasury, and operational finance. Prior to joining Delek, he held leadership positions at various downstream energy companies and was a Director at PricewaterhouseCoopers, where he worked for over 13 years specializing in the energy sector. During his tenure at PwC, he was based in Houston, Washington, D.C., Australia, and Canada. Mr. Wright holds an undergraduate degree from the University of Alberta and an MBA from from Florida International University. He is a designated CPA in both the U.S. and Canada.

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 39

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This “Compensation Discussion and Analysis” is intended to provide material information that is necessary to provide an understanding of our compensation policies and decisions regarding the individuals named in the Summary Compensation Table in this Proxy Statement. These individuals may be referred to as our “named executive officers” or “NEOs” herein. For 2025, our NEOs were as follows:
Avigal Soreq, our Chief Executive Officer and President;
Mark Hobbs, our Executive Vice President and Chief Financial Officer;
Joseph Israel, our Executive Vice President, Refining and Renewables;
Denise McWatters, our Executive Vice President, General Counsel, and Corporate Secretary;
Reuven Spiegel, our Executive Vice President, Special Projects, and former Chief Financial Officer; and Robert Wright, our Executive Vice President, Deputy Chief Financial Officer, and Chief Financial Officer of Delek Logistics, LP.
Company Performance in 2025
As more fully described in the Company’s 2025 Annual Report, the Company achieved numerous accomplishments during 2025, including:

✔
Advanced “Sum of the Parts” Efforts. Our Logistics segment successfully closed the acquisition of Gravity Water Holdings and continued integration of H2O Midstream, providing a full suite of crude, gas and water midstream services in the Permian basin and diversifying our logistics customer base to include more third-party customers.

✔
Increased Consolidated Financial Availability. We entered into agreements to put midstream commercial activities in Delek Logistics and bring refining related activities and assets back to our Refining segment, increasing consolidated financial availability by approximately $250 million.

✔
Executed on Refining Operations and EOP. Our Refining segment provided higher margins than 2024 due to increased crack spreads and reclamation of renewable fuel standards credits, while our disciplined approach to cost control, coupled with a focus on our Enterprise Optimization Plan (“EOP”) enhanced margins.

✔	Returned value to shareholders. We returned $141.4 million of capital in 2025 to shareholders through dividends and share buybacks.

Compensation Highlights for Fiscal 2025
The following are the highlights of our 2025 compensation program:
■
Our Human Capital and Compensation Committee has adopted a strong pay-for-performance philosophy which targets compensation at the market median of a group of similarly sized energy and industrial companies.

■
Compensation is paid in a mix of base salary; annual cash-based incentives under our Annual Incentive Plan (“AIP”); and equity-based long-term incentive awards (consisting of equal amounts of Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PSUs”)).

■
Compensation is tied to our financial, operating, environmental, safety, and stock performance, so that a substantial portion of the compensation provided to our executive officers is performance-based and at risk.

■	In October 2024, our Human Capital and Compensation Committee implemented an equity-based enterprise optimization plan (“EOP”) and established rigorous cost reduction targets for the

DELEK US HOLDINGS, INC.	2026 PROXY STATEMENT | 40

one year performance period ending December 31, 2025. This plan was adopted to motivate and reward employees to achieve cost reduction targets under our enterprise optimization initiative. Performance under the plan was measured on a run rate basis over the third and fourth quarters of 2025 and will be paid during fiscal year 2026.
■
Our equity-based long-term incentive program is intended to attract, motivate, and retain participants, and to enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. In 2025 as in past years, 50% of the target value of each executive’s long-term incentive opportunity was granted in time vesting RSUs allocated evenly between Company stock and Delek Logistics common units, and 50% was granted in performance-vesting PSUs. For the first time in 2025, the PSUs were also allocated evenly between Company stock and Delek Logistics common units. The time-vesting RSUs vest on a quarterly basis over a three-year period and the PSU grants are earned based on (i) for Company Stock, our total shareholder return (“TSR”) relative to companies in the S&P 400 Energy Index in four tranches with three one-year performance periods (2025, 2026, and 2027) and a single three-year performance period (2025-2027), and (ii) for Delek Logistics common units, Delek Logistics’ distributable cash flow, in each case with earned PSUs vesting at the end of the three-year period.

Advisory Vote on Executive Compensation
We conducted an advisory vote to approve our executive compensation at our 2025 Annual Meeting of Stockholders, and more than 96% of the votes cast were in favor of our executive compensation program as described in our 2025 Proxy Statement. As a result, our NEO compensation was approved (on an advisory basis) by our stockholders in 2025.
While these votes are not binding on us, our Board or its committees, we believe it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policy and programs, and our decisions regarding executive compensation, all as disclosed in our Proxy Statement. Our Board and its Human Capital and Compensation Committee value the opinions of our stockholders. Our Board will consider any concerns raised by our stockholders and our Human Capital and Compensation Committee will evaluate whether any actions are necessary to address the concerns. In addition to the advisory vote to approve our executive compensation, we encourage ongoing engagement with our stockholders on executive compensation and corporate governance issues.
Summary of Compensation Actions for 2025 and 2026
At its February 2026 meeting, the Human Capital and Compensation Committee approved the following actions regarding the Company’s compensation program for 2026. The Human Capital and Compensation Committee’s actions were influenced by the Company’s current financial and share performance, a desire to maintain strong pay for performance alignment, as well as market insights and advice provided by the Human Capital and Compensation Committee’s independent consultant.

The Human Capital and Compensation Committee approved payouts under the 2025 AIP for 2025 at 150% of target for the Company’s executive officers, including our NEOs, based on the achievement of 2025 goals and initiatives.

In February 2026, the Human Capital and Compensation Committee certified that 2025 EOP Plan targets were achieved, reflecting the Company’s significant cost savings resulting from its EOP efforts, and approved payouts at 300% of target for eligible participants.

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The Human Capital and Compensation Committee approved an Annual Incentive Plan for the 2026 fiscal year (the “2026 AIP”) applicable to executive officers. Under the 2026 AIP, payment of awards will be based on 2026 Adjusted EBITDA achievement and operating metrics, with a 1.5x to 2x modifier in the event that new 2026 EOP targets are achieved.

The Human Capital and Compensation Committee approved long-term incentive awards to our named executive officers under the Company’s 2016 Long-Term Incentive Plan (the “2016 Plan”). The awards consist of RSUs and PSUs. The RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date), subject to the employee’s continued employment with the Company. One-half of the RSUs and PSUs entitle the holder to Company stock upon vesting and one half of the RSUs and PSUs entitle the holder to Delek Logistics common limited partner units upon vesting.

The respective PSUs vest at the end of the applicable three-year performance period based on (i) with respect to the PSUs allocated to Company stock, our relative total shareholder return (“TSR”), which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of companies in the S&P 400 Energy Index identified by the Human Capital and Compensation Committee, and (ii) with respect to the PSUs allocated to Delek Logistics common units, Delek Logistics’ distributable cash flow. Our NEOs may earn from 0% to 200% of the PSUs granted based on certain performance standards.
Compensation Overview, Objectives and Philosophy
Our executive compensation framework in 2025 emphasized retention and recruitment in a manner that was designed to support stockholder value and reward the performance of our executive officers with reference to the overall performance of the Company. We have developed a compensation framework that is designed to:
•	Attract, motivate and retain key executives.
•	Centralize administration and control over individual compensation components.
•	Align the long-term economic interests of our executives with our stockholders by providing a meaningful portion of executive compensation in the form of equity awards.
•	Reward excellence and performance by executives that increases the value of our stock and promotes an ethical culture amongst our employees.
These objectives govern the decisions that the Human Capital and Compensation Committee makes with respect to the amount and type of compensation payable to our executive officers. Further, we believe that these objectives strengthen our commitment to operate our business in conformity with the highest standards of ethical conduct.

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Elements of Our Compensation
The compensation framework for our executive officers consists primarily of the following three elements:
■
Fixed Compensation: Base salaries, pre-determined severance, limited fringe benefits and perquisites and other benefits are primarily intended to attract and retain our executive officers by providing reliable compensation that is not contingent upon short-term or long-term objectives.

■	Annual Incentive Compensation:
Performance-based annual cash bonuses are primarily intended to reward superior performance of both financial and non-financial goals and support fixed compensation in attracting and retaining our executive officers.
■	Long-Term Incentive Compensation: Long-term incentive compensation in 2025 included grants of time-vesting RSUs and performance-based PSUs.
Regarding the mix of these elements in our executive compensation framework, our philosophy has been to weigh more heavily toward long-term incentive compensation and less toward fixed and annual incentive compensation, and we expect this philosophy to continue. Each of these elements is discussed further below.
Compensation Setting Process
The Human Capital and Compensation Committee is responsible for determining the amount and mix of total compensation to be paid to our executive officers. In making these determinations for our NEOs other than Mr. Soreq, the Human Capital and Compensation Committee typically solicits the input and recommendations of Mr. Soreq. With respect to Mr. Soreq, the Human Capital and Compensation Committee recommends his compensation to the Board of Directors for approval. For all of our NEOs, the Human Capital and Compensation Committee references external consultant studies of our compensation programs.
Our goal from each year is to develop an appropriate mix of fixed, annual incentive and long-term incentive compensation to attract and retain our executive officers while simultaneously incentivizing them to exert their best efforts to maximize near-term results and longer-term value for our stockholders.
External Consultants
The Human Capital and Compensation Committee typically engages external compensation consultants to provide reports related to the design and amount of executive compensation and to evaluate achievement under performance awards. The Human Capital and Compensation Committee also engages compensation consultants to provide director compensation analyses and target compensation reports that are used to develop our director compensation framework. Finally, the Human Capital and Compensation Committee engages compensation consultants to assist us with the development of our annual cash bonus plans and the evaluation of achievement under such plans. For 2025, the Human Capital and Compensation Committee retained Pay Governance LLC (“Pay Governance”), a nationally recognized independent executive compensation consultant, to provide the Human Capital and Compensation Committee advice on executive compensation matters going forward. We expect that, from time to time, the Human Capital and Compensation Committee will continue to reference data and guidance provided, and to be provided, by Pay Governance or similar external consultants in setting executive and director compensation. The Human Capital and Compensation Committee believes that Pay Governance is independent of management and provides the Committee with objective guidance.
Benchmarking
We believe that effective executive compensation practices depend upon the particular facts and circumstances of each employer and should not be dictated by the practices of others. However, we recognize there is competition for executive talent and we believe that referencing specific and aggregated compensation data from certain

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companies and groups of companies from time to time can be a useful tool in our decision-making process for all areas of our compensation framework.
The Human Capital and Compensation Committee reviews the compensation peer group of companies used to identify market compensation data for our NEOs and non-employee directors (the “Comparator Group”). Pay Governance played a key role in identifying the of companies to serve as peers based on the following characteristics:
•	Companies with commodity exposure, cyclical/volatile business cycles, heavy manufacturing operations, and/or safety and environmental focus;
•	U.S.-based industrial public companies from the refining, midstream, chemical, and materials industries; and
•	Reasonably aligned with the Company from a market capitalization, revenue and assets perspective.
We believe compensation data derived from appropriate comparative cross sections of competitors in our industries and companies with market capitalization and/or operating complexity similar to ours provides meaningful market information to be referenced from time to time in our compensation decisions. The Comparator Group consists of the following 20 companies:

Alcoa Corporation	Cabot Corporation	Calumet, Inc.
The Chemours Company	Commercial Metals Company	CVR Energy, Inc.
Genesis Energy, L.P.	Global Partners LP	Green Plains Inc.
HF Sinclair Corporation	Huntsman Corporation	Par Pacific Holdings, Inc.
PBF Energy Inc.	Olin Corporation	Plains All American Pipeline, L.P.
Radius Recycling, Inc.	Ryerson Holding Corporation	Sunoco LP
Tronox Holdings PLC	World Kinect Corporation

Variable Compensation and Promotion of a Long-Term Perspective
We increase the variable at-risk components of compensation for our executives as they progress in our organization while adjusting the ratio of short-term to long-term compensation to promote accountability and a long-term equity ownership culture. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this structure is appropriate as executives are best positioned to affect the Company’s performance. Therefore, we believe our executives should receive a substantial portion of their total compensation value in the form of long-term equity incentives that measure and reward the Company’s performance over a multiple year period. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. Generally, the higher the executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and stockholder return metrics. Similarly, as an executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis on fixed elements of compensation. In some cases, the variances between short-term and long-term compensation are related to tenure or initial compensation package provided upon hiring.
Fixed Compensation
A portion of our NEOs’ overall cash compensation is base salary. NEO base salaries are not based upon specific measures of corporate performance, but are determined by the Human

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Capital and Compensation Committee with reference to each employee’s individual performance, position and responsibilities, the fixed compensation of our other NEOs and other members of senior management, competitive data and the recommendations of our Chief Executive Officer (except as it pertains to his own compensation). We generally seek to position executive officer base salaries around the median of the Comparator Group and survey data from other companies of similar size to us. The Human Capital and Compensation Committee believes that the fixed compensation paid to our executive officers is appropriate and helps achieve our objectives to attract, retain and motivate our executive officers.
For a description of the base salaries and other elements of fixed compensation paid to our NEOs for 2025, please refer to the Summary Compensation Table in this Proxy Statement.
The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation as disclosed in the Summary Compensation Table for our NEOs in 2025.

	Fixed vs. Variable Compensation		Short vs. Long-Term Compensation
	% of Annual Compensation Fixed	% of Annual Compensation Variable (1)	% of Short-Term Compensation (1)	% of Long-Term Compensation
Avigal Soreq	12%	88%	28%	72%
Mark Hobbs	21%	79%	47%	53%
Joseph Israel	22%	78%	39%	61%
Denise McWatters	26%	74%	41%	59%
Reuven Spiegel	20%	80%	57%	43%
Robert Wright	26%	74%	41%	59%

(1)	The percent listed is based on the actual bonus payout for 2025.
Annual Incentive Compensation
Annual cash bonuses paid to our executive officers for a fiscal year are typically determined in the first quarter of the ensuing fiscal year and are intended to reward company-wide performance.
No compensatory arrangement with any executive officer guarantees that an annual cash bonus will be paid to her or him each year. The decision to award annual cash bonuses to our executive officers, and the determination of the amounts thereof (if any), is the prerogative of the Human Capital and Compensation Committee and/or the Board.
2025 Annual Incentive Plan
In February 2025, the Human Capital and Compensation Committee approved an Annual Incentive Plan for the 2025 fiscal year (the “2025 AIP”) applicable to executive officers.

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The Human Capital and Compensation Committee approved the financial, operational, safety and sustainability metrics for the 2025 AIP as set forth in the following table.

2025 AIP Performance Metrics
Category	Metric	Weight	Target	0.5x	1.0x	1.5x	2.0x
Financial	EBITDA	40%	505	404	505	580	655
Financial	Fixed Opex and G&A Budgets	15%	809.9	<+5%		+/- 2.5%
Operational	Solomon Availability (OA)	15%	96.0%	94.0%	96.0%	96.6%	97.2%
HSE	LTIR (1)	7.5%	0.26	0.31	0.26	0.23	0.21
	TRIR (1)	2.5%	0.44	0.53	0.44	0.40	0.35
	Safety Observation Rate (2)	2.5%	870	696	870	957	1044
	PSE (2)	6.3%	10	12	10	9	8
	Environmental (2)	6.3%	37	44	37	33	30
Sustainability (3)	GHG	5.0%	16.40	18.04	16.40	15.58	14.76
Total	100%

(1)	Safety as measured by each of (i) the Company’s total recordable incident rate (“TRIR”) and (ii) the Company’s days away, restricted or transferred rate (“DART”).
(2)
Process safety management/environmental metrics as measured as follows: (i) Tier I events at company refining facilities under the OSHA Process Safety Management standard, (ii) Safety Observation Rate, and (iii) environmental metrics.

(3)	Focus on greenhouse gas reduction initiatives and comprehensive hiring practices.
2025 AIP Performance
In February 2026, the Human Capital and Compensation Committee evaluated the performance of the Company under the 2025 AIP under each of the metrics described above.
In February 2026, the Human Capital and Compensation Committee approved cash payments under the 2025 AIP at 150% of the target payout level.
The following table illustrates each NEO’s opportunity under the 2025 AIP as well as the actual bonus earned under the 2025 AIP for the 2025 performance and its percentage of such NEO’s base salary:

	2025 AIP Opportunities as a % of Base Salary			Actual 2025 AIP Earned
	Minimum	Target	Maximum	% of Base Salary	Dollar Value
Avigal Soreq	0%	140%	280%	211%	$1,895,544
Mark Hobbs	0%	90%	180%	130%	$740,512
Joseph Israel	0%	90%	180%	135%	$812,376
Denise McWatters	0%	75%	150%	113%	$530,303
Reuven Spiegel	0%	90%	180%	138%	$758,999
Robert Wright	0%	75%	150%	99%	$493,848

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Enterprise Optimization Plan
As part of the Company’s efforts to reduce costs and promote efficiency, in 2024 the Company implemented an enterprise optimization initiative with a goal of at least a $100 million improvement in expenses through the end of 2025. To support this initiative, in October 2024 the Human Capital and Compensation Committee approved an equity-based enterprise optimization incentive plan (the “EOP”). The EOP was focused on increasing the Company’s free cash flow via shared services outsourcing, improvements to refining operating expenses, commercial growth, and interest expense reduction, while also incentivizing retention of key employees.
The EOP had a performance period ending December 31, 2025. Payouts would not occur unless the Company reached at least $100 million in free cash flow (“FCF”) savings on a one-year run rate basis exiting 2025, using an average of the FCF savings in the third and fourth quarters of 2025 over the Company’s second quarter 2024 reported results. The following table sets forth the targets for the EOP.

EOP FCF Metric	Average of Q3 and Q4 2025 Results
	Target	Max
Annualized FCF Savings	$100 million	$200 million

Actual annualized FCF Savings for the measurement period were $298 million, resulting in full payout of the EOP plan at 300% of target.
Furthermore, for any payment in excess of target, a stock price hurdle of 0-20% stock price improvement at any point from plan adoption through payout in the first quarter of 2026 had to be met, with payouts limited by the hurdle on a straight-line basis from 0% (at target) to 20% (for maximum payout). The full stock price hurdle was met during the measurement period.
Payouts between the target and maximum payouts were based on straight-line interpolation, subject to the Chief Executive Officer’s right to make discretionary adjustments.
The EOP metrics were designed with project level detail to enable assurance over the calculation of the chosen metrics through reviews by the Company’s internal audit function and management’s vesting calculations were tested by the Company’s independent registered public accounting firm, Ernst & Young, with any discrepancies to be reported to management and the Audit Committee prior to any vesting.
EOP awards to our executive officers consisted of performance-vesting PSUs with a target payout of one times the executive’s target bonus, with a maximum payout of three times the executive’s target bonus. Participants were required to remain in continuous service to the Company through the payout date to receive the award.
Long-Term Incentives
The Human Capital and Compensation Committee believes that the grant of long-term compensation, primarily in the form of long-term equity incentive awards, to our executive officers is appropriate to attract, motivate and retain such individuals, and enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. The Human Capital and Compensation Committee believes that the best interests of our stockholders would be most effectively advanced by enabling our executive officers, who are responsible for our management, growth and success, to receive compensation from time to time in the form of long-term incentive awards. Because the vesting of long-term awards is based upon continued employment with us, the awards are designed to provide our executive officers with an incentive to remain with us. Since long-term awards will increase in value in conjunction with an increase in the value of our Common Stock or other performance metrics, such awards are also designed to align the interests of our executive officers and our stockholders.
In recent years we have also incorporated long-term incentive awards under the Delek Logistics 2012 Long-Term Incentive Plan (the “Delek Logistics LTIP”) into our executive compensation program in recognition of the growth of Delek Logistics. While the overall amounts of long-term

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equity incentives for all of our NEOs are approved by the Human Capital and Compensation Committee, grants under the Delek Logistics LTIP must also be approved by the Nominating and Corporate Governance Committee of the Board of Directors of the general partner of Delek Logistics.
Compensatory Arrangements and Long-Term Incentives
No compensatory arrangement with any NEO guarantees that long-term incentive compensation will be awarded to her or him each year. The decision to award long-term incentive compensation to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Human Capital and Compensation Committee and/or the Board.
The performance-vesting component of long-term incentive compensation in 2025 for our NEOs that was allocated to Company stock used relative TSR performance as its performance measure, with the payout determined based on the rank of the Company’s TSR (stock price plus all dividends paid during the applicable performance period) compared to the TSR of the peer group companies (see the list of companies below), over the three-year performance period, as well as for each year within the performance period. Shares may be earned each year if the performance criteria are met, or forfeited if the performance criteria are not met. Awards do not vest and payout until the end of the three-year performance period and are subject to the executive’s continued employment.
The performance-vesting component of long-term incentive compensation in 2025 for our NEOs that was allocated to Delek Logistics common units used Delek Logistics distributable cash flow as its performance measure, with the payout determined based on distributable cash flow over the three-year performance period, as well as for each year within the performance period. Delek Logistics common units may be earned each year if the performance criteria are met, or forfeited if the performance criteria are not met. Awards do not vest and payout until the end of the three-year performance period and are subject to the executive’s continued employment.
The time-vested RSUs (both for Company stock and Delek Logistics common units) vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The time vested RSUs are conditioned upon the employee’s continued employment with the Company.
Equity Awards in 2025
In 2025, the Human Capital and Compensation Committee approved long-term incentive awards to our named executive officers under the 2016 Long-Term Incentive Plan (the “2016 Plan”). The awards have two components: (i) time-vested RSUs and (ii) PSUs. The time-vested RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The time-vested RSUs are conditioned upon the employee’s continued employment with the Company.

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The PSUs were split evenly between Company stock and Delek Logistics common units.
The PSUs granted to Messrs. Soreq, Hobbs and Israel on March 10, 2025 were subject to performance periods beginning January 1, 2025 and ending December 31, 2025, beginning January 1, 2026 and ending December 31, 2026, beginning January 1, 2027 and ending December 31, 2027, and beginning January 1, 2025 and ending December 31, 2027. The PSUs granted to Mr. Wright on March 10, 2025 were subject to a performance period beginning January 1, 2025 and ending December 31, 2025.
The PSUs allocated to Company stock vest, if at all, at the end of the applicable performance period and are based on our relative TSR, which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Human Capital and Compensation Committee. Our named executive officers may earn from 0% to 200% of the PSUs granted based on the performance standards in the table below:

Performance Level	Relative TSR	Payout (as a % of target)
Below Threshold	< 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	≥ 75% Percentile	200%

The peer group used to evaluate TSR consisted of the following companies:

Archrock, Inc.	Helix Energy Solutions Group, Inc.	Patterson-UTI Energy, Inc.
Bristow Group Inc.	Helmerich & Payne, Inc.	ProPetro Services, Inc.
California Resources Corp.	Liberty Energy Inc.	REX Am. Resources Corp.
Comstock Resources, Inc.	Nabors Industries Ltd.	RPC, Inc.
Core Laboratories Inc.	Northern Oil and Gas, Inc.	SM Energy Company
CVR Energy Inc.	Oceaneering International, Inc.	Talos Energy Inc.
Dorian LPG Ltd.	Oil States International, Inc.	Vital Energy, Inc.
Green Plains Inc.	Par Pacific Holdings	World Kinect Corporation

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The PSUs allocated to Delek Logistics common units vest, if at all, at the end of the applicable performance period based on Delek Logistics distributable cash flow. For 2025, the Delek Logistics distributable cash flow metrics with the accompanying payout amount is set forth in the following table:
For 2025, Delek Logistics distributable cash flow was $305.8 million, representing 89% achievement of the metrics for the 2025 performance period, which are set forth in the table below:

Delek Logistics Distributable Cash Flow
50%	100%	150%	200%
$291.0M	$310.2M	$325.7M	$351.0M
2016 Long-Term Incentive Plan
In 2016, our stockholders approved our 2016 Plan, which succeeded our 2006 Long-Term Incentive Plan (the “2006 Plan”) adopted by our Board upon our initial public offering. The 2016 Plan allows us to grant stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, performance awards and other stock-based awards to certain directors, officers, employees, consultants and other individuals who perform services for us or our affiliates. RSU and PSU awards under the 2016 Plan may be accompanied by dividend equivalent rights providing for a lump sum cash amount equal to the accrued dividends from the grant date of the RSU or PSU, which is paid in cash on the vesting date.
The Board has delegated authority to the Human Capital and Compensation Committee to generally administer the 2016 Plan. The Human Capital and Compensation Committee has discretion to select the persons to whom awards are made under the 2016 Plan, and prescribes the terms and conditions of each award under the 2016 Plan. With respect to the application of the 2016 Plan to non-employee directors, the Board has sole responsibility and authority for matters relating to the grant and administration of awards. For a description of the Human Capital and Compensation Committee’s delegation of authority to grant equity awards, please see the narrative discussion of our Human Capital and Compensation Committee under the heading “Committees of the Board of Directors” in this Proxy Statement.
Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the market price of our Common Stock on the grant date. We define the market price of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the date of the grant occurs on a day when the NYSE is not open for trading. For a description of the equity awards made under the 2016 Plan in 2025 to our NEOs and directors, please see the narrative discussions and tables under the headings “Grants of Plan-Based Awards in 2025” and “2025 Director Compensation” in this Proxy Statement.
We intend to continue our practice of providing long-term equity-based compensation under the proposed 2026 Plan to our employees, including our NEOs, through time-vested grants with exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We also intend to continue our practice of making initial grants to newly hired executives, including future NEOs. The Human Capital and Compensation Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.
Fringe Benefits, Perquisites and Severance Provisions
Our NEOs are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability insurance. We also sponsor a voluntary 401(k) Employee Retirement Savings Plan (“401(k) Plan”) for eligible employees (including our NEOs) administered by Fidelity Investments. Employees must be at least 21 years of age to participate in the 401(k) Plan. Prior to January 1, 2021, after the first anniversary of employment with us, provided such employee is at least 21 years of age and with at least 1,000 hours worked, we matched employee

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contributions to the 401(k) Plan, including those by our NEOs, on a fully vested basis up to a maximum of ten percent of eligible compensation.
Because compensation limits imposed on qualified retirement plans by the Internal Revenue Code prevent certain of our executives, including our NEOs, from being able to contribute amounts to the 401(k) Plan sufficient to receive the full Company match of ten percent of eligible compensation, in 2019, we adopted the Delek US Holdings, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) that allows our executives, including our NEOs, to receive such matching contributions. The Deferred Compensation Plan allows participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan, and, prior to January 1, 2021, receive matching contributions as if they had been made under the 401(k) Plan up to a maximum of ten percent of eligible compensation.
Since the 2008 tax year, we have reimbursed our executive officers for the cost of professional preparation of their income tax returns. Because our executive officers are typically among our most highly compensated employees, their personal tax returns may be examined in connection with examinations of our tax returns. In addition, Exchange Act reporting requirements expose the executive officers’ compensation to public scrutiny. We believe that encouraging our executive officers to seek professional tax advice will mitigate the personal risks that accompany the heightened scrutiny of their compensation, provide us with a retention and recruiting tool for executive officers, and protect us from the negative publicity that could surround an executive officer’s misstatement of his or her personal income tax liabilities.
We currently have written employment arrangements with each of Messrs. Soreq, Hobbs, Israel, Spiegel, and Wright and Ms. McWatters. These employment arrangements generally provide for certain benefits to and commitments from each NEO, including:
•	Provisions requiring the confidentiality of Company information obtained by the executive during his or her employment;
•	In some instances, non-competition and non-solicitation restrictions on the executive in the event of termination of his or her employment; and
•
The provision of certain perquisites described above including reimbursement of certain tax preparation costs and, for Mr. Spiegel, reimbursement for certain rent expenses, which perquisites are more fully described in the Summary Compensation Table in this Proxy Statement.

In addition, these employment agreements, as well as the terms of the 2006 Plan, the 2016 Plan, and Delek Logistics LTIP, may require us to provide compensation or other benefits to our NEOs in connection with certain events related to a termination of employment or a change in control or exchange transaction. For a description of the terms of these arrangements, see “Potential Payments Upon Termination or Change-in-Control” in this Proxy Statement. We have established these arrangements because we believe that providing NEOs with compensation and benefit arrangements upon termination or a change in control or exchange transaction is necessary for us to be competitive with compensation packages of other companies in our industry and assists us in recruiting and retaining talented executives. In addition, formalizing these benefits provides us with certainty in terms of our obligations to an eligible executive in the event that our relationship with any such executive is terminated.

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Stock Ownership Guidelines
The Board has adopted the following stock ownership and retention guidelines for its executive officers, including Mr. Soreq, and for our non-employee directors:

Individual	Value of Shares
Chief Executive Officer	5x Base Salary
Other Executive Officers	2x Base Salary
Non-employee Directors	3x Annual Retainer

Executive officers and non-employee directors have five years to meet the requisite ownership threshold and, once attained, are expected to continuously own sufficient shares to meet that threshold. Compliance with the guidelines is monitored by the Human Capital and Compensation Committee. All of our executive officers and non-employee directors were in compliance with our stock ownership and retention guidelines as of the date of this Proxy Statement.
Clawback Policy
Our Human Capital and Compensation Committee has adopted a clawback policy (the “Clawback Policy”). Under the Clawback Policy, if our consolidated financial statements are restated within three years of the first filing of such financial statements with the SEC due to material noncompliance with any financial reporting requirements under applicable securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Human Capital and Compensation Committee may require that any current or former employee subject to the Clawback Policy (which includes all of our executive officers) forfeit and/or return to us all or a portion of any compensation that was granted, earned, or vested based wholly or in part upon the attainment of a Financial Reporting Measure (as such term is defined in the Clawback
Policy) and shall include any award of stock options, restricted stock, RSUs, PSUs, or other performance shares, phantom shares or SARs during the period subject to restatement or the period during which the fraud, intentional misconduct, gross negligence, or failure to monitor conduct or risk took place.
Prohibition Against Speculative Transactions
Our Code of Business Conduct and Ethics, which applies to all of our employees and directors, prohibits speculative transactions in our stock such as short sales, puts, calls or other similar options to buy or sell our stock in an effort to hedge certain economic risks or otherwise. In 2019, we also prohibited the pledging of our stock as collateral for loans or otherwise, with existing pledges grandfathered in.
Guidelines for Trades by Insiders
We maintain policies that govern trading in our Common Stock by officers and directors required to report under Section 16 of the Exchange Act, as well as certain other employees who may have regular access to material non-public information about us. These policies include pre-approval requirements for all trades and periodic trading “black-out” periods designed with reference to our quarterly financial reporting schedule. We also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To mitigate the potential for abuse, no trades are allowed under a trading plan within 90 days after adoption.
Equity Award Policies and Practices
Our policy is to grant equity awards on the tenth day of the third month of each quarter irrespective of when in such quarter the Human Capital and Compensation Committee approves to grant the equity award to our named executive officers. We do not grant equity awards in anticipation of the release of material nonpublic information nor time the release of material nonpublic information based on equity award grant dates for the purpose of affecting the value of executive compensation.

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Find more online
The following may be found on the “Corporate Governance” page of our website at https://delekus.com/about-us/governance/:
Share Ownership and Retention Requirements for Directors and Executive Officers
Clawback Policy
Code of Business Conduct and Ethics

Human Capital and Compensation Committee Report
The Human Capital and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions, the Human Capital and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Members of the Human Capital and Compensation Committee
Shlomo Zohar, Chair
William J. Finnerty
Richard J. Marcogliese
Laurie Z. Tolson

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Summary Compensation Table
The Summary Compensation Table below summarizes the compensation for the fiscal year ended December 31, 2025 (and the two prior fiscal years) for (i) our principal executive officer (Mr. Soreq), (ii) our principal financial officer for the year ended December 31, 2025 (Mr. Hobbs), (iii) our three other most highly compensated executive officers for the fiscal year ended December 31, 2025 (Ms. McWatters and Messrs. Israel and Spiegel) and (iv) Mr. Wright, our EVP and Deputy Chief Financial Officer, who is also the Chief Financial Officer of Delek Logistics. The Company is voluntarily including Mr. Wright because as principal financial officer of Delek Logistics, his compensation is required to be reported by Delek Logistics. We refer to these individuals collectively herein as our “named executive officers” or “NEOs.” The footnotes to the Summary Compensation Table set forth narrative discussions of the material factors necessary to understand the information disclosed in the table.

Name	Fiscal Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation (4)	Total
		($)	($)	($)	($)	($)	($)	($)
Avigal Soreq Chief Executive Officer and President	2025	900,000	—	4,832,195	—	1,895,544	56,047	7,683,786
	2024	900,000	441,000	5,282,174	—	—	54,722	6,677,896
	2023	880,000	1,120,000	3,623,101	—	1,948,100	152,096	7,723,297
Mark Hobbs EVP, CFO	2025	546,923	200,000	1,073,793	—	740,512	52,843	2,614,071
Joseph Israel EVP, President of Refining and Renewables	2025	600,000	—	1,288,557	—	812,376	49,677	2,750,610
	2024	600,000	189,000	2,621,077	—	—	112,470	3,522,547
	2023	438,462	—	1,100,897	—	759,000	236,831	2,535,190
Denise McWatters EVP, GC and Corp Secretary	2025	470,002	—	749,975	—	530,303	60,079	1,810,359
	2024	467,310	122,669	1,150,118	—	—	59,086	1,799,183
	2023	400,000	300,000	724,611	—	474,375	26,064	1,925,050
Reuven Spiegel EVP, Special Projects	2025	560,577	300,000	799,948	—	758,999	349,909	2,769,432
	2024	600,000	189,000	1,794,390	—	—	160,942	2,744,332
	2023	580,000	375,000	1,057,004	—	825,413	120,284	2,957,701
Robert Wright, EVP, Dep. CFO	2025	437,692	—	697,838	—	493,848	58,781	1,688,160

(1)
Amounts shown represent 26 bi-weekly pay periods during each fiscal year and are not reduced to reflect the NEO’s contributions, if any, to the Company’s 401(k) Plan. Amounts shown are amounts actually earned by the NEO during the applicable fiscal year and reflect, to the extent applicable, the impact of any salary adjustments during the year.

(2)
For 2025, the amounts reported in this column reflect (i) Mr. Hobbs received a spot bonus for his contributions in achieving the Sum of the Parts efforts and (ii) Mr. Spiegel received a cash payment pursuant to the terms of his employment agreement in connection with his agreement to extend his employment agreement until 2026.

(3)
Amounts in this column represent the grant date fair value of PSUs, DK RSUs, and DKL RSUs granted under the 2016 Plan as calculated for financial statement reporting purposes. It does not represent the value of equity awards actually paid to the respective executives in any given year due to vestings and forfeitures. For the values of equity awards which actually vested in 2025, see the column titled “Stock Awards – Value Realized on Vesting” in the Option Exercises and Stock Vested Table below.

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The fair value of PSUs for Messrs. Soreq, Hobbs, and Israel is calculated using a Monte-Carlo simulation model, which assumes a risk-free rate of interest of 3.87%, an expected term of 2.81 years and expected volatility of 45.48%. Mr. Wright’s has a different Monte-Carlo simulation model, which assumes a risk free-rate of interest of 4.1%, an expected term of 0.76 years, and expected volatility of 48.15%. The fair value of RSUs is calculated using the closing price of our Common Stock and Delek Logistics’ common units on the date of the grant. Assumptions used in the calculation of these amounts for the 2026 fiscal year are included in footnote 20 to our audited financial statements for the 2025 fiscal year included in our Annual Report on Form 10-K filed with the SEC on February 24, 2026. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ. If achievement of the highest level of performance conditions is assumed, the grant date fair value of the PSUs and RSUs granted in 2025 would be $7,414,422 for Mr. Soreq, $1,647,607 for Mr. Hobbs, $1,977,135 for Mr. Israel, $920,691 for Mr. Wright. The grant date fair value of each PSU and RSU award in 2025 is set forth in the Grants of Plan-Based Awards in 2025 table on page 56.
(4)
For fiscal year 2025, this amount includes matching contributions to the Company’s 401(k) Plan in the amount of $39,245 for Messrs. Soreq and Wright and $46,500 for each of Messrs. Israel, Spiegel and Hobbs and Ms. McWatters, and group term life insurance premiums of $3,152 for Mr. Soreq, $3,177 for Mr. Israel, $13,579 for Ms. McWatters, $16,384 for Mr. Spiegel, $5,343 for Mr. Hobbs, and $992 for Mr. Wright. For Mr. Soreq, this amount also includes reimbursement in the amount of $9,400 for professional tax preparation fees, $3,250 for medical examination fees, and $1,000 for HSA employer contributions. For Mr. Spiegel this amount includes $79,332 for rent and $207,692 related to accrued vacation dates as of December 31, 2025. For Mr. Wright, this amount also includes reimbursement in the amount of $1,000 for HSA employer contributions and $17,544 for matching contributions to his non-qualified deferred compensation plan. No other NEO had perquisites or other personal benefits in 2025 with an aggregate value in excess of $10,000.

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Grants of Plan-Based Awards in 2025
The following table provides information regarding plan-based awards granted to our NEOs during fiscal year 2025:

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($) (1)				Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (3)
	Threshold	Target	Maximum	Grant Date	Threshold	Target	Maximum
Soreq	—	$1,260,000	$2,520,000	3/10/2025				83,148 (4)	$1,124,992
				3/10/2025				27,784 (5)	$1,124,974
				3/10/2025	8,315	16,629	33,258 (2)		$261,242
				3/10/2025	8,315	16,629	33,258 (2)		$289,511
				3/10/2025	8,315	16,630	33,260 (2)		$289,196
				3/10/2025	16,630	33,260	66,520 (2)		$617,306
				3/10/2025	2,778	5,556	11,112 (6)		$224,962
				3/10/2025	2,779	5,557	11,114 (6)		$225,003
				3/10/2025	2,779	5,557	11,114 (6)		$225,003
				3/10/2025	5,557	11,114	22,228 (6)		$450,006
Hobbs	—	$513,000	$1,026,000	3/10/2025				18,477 (4)	$249,994
				3/10/2025				6,174 (5)	$249,985
				3/10/2025	1,848	3,695	7,390 (2)		$58,048
				3/10/2025	1,848	3,695	7,390 (2)		$64,330
				3/10/2025	1,848	3,696	7,392 (2)		$64,273
				3/10/2025	3,696	7,391	14,782 (2)		$137,177
				3/10/2025	617	1,234	2,468 (6)		$49,965
				3/10/2025	618	1,235	2,470 (6)		$50,005
				3/10/2025	618	1,235	2,470 (6)		$50,005
				3/10/2025	1,235	2,470	4,940 (6)		$100,010
Israel	—	$540,000	$1,080,000	3/10/2025				22,172 (4)	$299,987
				3/10/2025				7,409 (5)	$299,990
				3/10/2025	2,217	4,434	8,868 (2)		$69,658
				3/10/2025	2,217	4,434	8,868 (2)		$77,196
				3/10/2025	2,217	4,434	8,868 (2)		$77,107
				3/10/2025	4,435	8,870	17,740 (2)		$164,627
				3/10/2025	741	1,481	2,962 (6)		$59,966
				3/10/2025	741	1,482	2,964 (6)		$60,006
				3/10/2025	741	1,482	2,964 (6)		$60,006
				3/10/2025	1,482	2,964	5,928 (6)		$120,012
McWatters	—	$352,502	$705,003	3/10/2025				27,716 (4)	$374,997
				3/10/2025				9,261 (5)	$374,978
Spiegel	—	$495,000	$990,000	3/10/2025				9,878 (5)	$399,960
				3/10/2025				29,563 (4)	$399,987
Wright	__	$375,000	$750,000
				3/10/2025					$87,499
				3/10/2025				6,467 (7)	$87,499
				3/10/2025				2,161 (8)	$299,987
				3/10/2025	3,234	6,467	12,934 (10)	22,172 (9)	$135,354
				3/10/2025	1,081	2,161	4,322 (11)		$87,499

(1)	Represents possible payouts under the 2025 AIP.
(2)
The amounts in this column reflect the threshold, target, and maximum shares to be issued upon the vesting of DK PSUs. The PSUs granted to Messrs. Soreq, Hobbs, and Israel on March 10, 2025 are subject to four different performance periods: January 1, 2025 and ending December 31, 2025, January 1, 2026 and ending December 31, 2026, January 1, 2027 and ending December 31, 2027, and January 1, 2025 and ending December 31, 2027.

(3)	The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes over the expected term of the grant.

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Assumptions used in the calculation of this amount for the 2025 fiscal year are included in footnote 20 to our audited financial statements for the 2025 fiscal year included in our Annual Report on Form 10-K filed with the SEC on February 24, 2026. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ.
(4)	The amounts in this column reflect the Delek shares to be issued upon the vesting of RSUs granted under the 2016 Plan. The RSUs vest quarterly for three years, pro rata.
(5)
The amounts in this column reflect the Delek Logistics common units to be issued upon the vesting of RSUs granted under the Delek Logistics 2012 Long-Term Incentive Plan. The RSUs vest quarterly for three years, pro rata.

(6)
The amounts in this column reflect the threshold, target, and maximum shares to be issued upon the vesting of DKL PSUs. The PSUs granted to Messrs. Soreq, Hobbs and Israel on March 10, 2025 are subject to four different performance periods: January 1, 2025 and ending December 31, 2025, January 1, 2026 and ending December 31, 2026, January 1, 2027 and ending December 31, 2027, and January 1, 2025 and ending December 31, 2027.

(7)	The amounts in this column reflect the Delek shares to be issued upon the vesting of RSUs granted under the 2016 Plan. The RSUs vest quarterly for one year, pro rata.
(8)
The amounts in this column reflect the Delek Logistics common units to be issued upon the vesting of RSUs granted under the Delek Logistics 2012 Long-Term Incentive Plan. The RSUs vest quarterly for one year, pro rata.

(9)	The amounts in this column reflect the Delek shares to be issued upon the vesting of RSUs granted under the 2016 Plan. The RSUs vest annually for three years, pro rata.
(10)	The DK PSUs granted to Mr. Wright on March 10, 2025 are subject to a performance period beginning January 1, 2025 and ending December 31, 2025.
(11)	The DKL PSUs granted to Mr. Wright on March 10, 2025 are subject to a performance period beginning January 1, 2025 and ending December 31, 2025.
Narrative to the Summary Compensation and Grants of Plan-Based Awards in 2025 Tables
The following is a discussion of certain terms of the employment agreements with our NEOs that we believe are necessary to an understanding of the information disclosed in the Summary Compensation Table and Grants of Plan-Based Awards in 2025 Table. Executives may also receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change In Control” in this Proxy Statement for further discussion of these terms.
Soreq Employment Agreement
On May 28, 2022, we entered into an employment agreement with Mr. Soreq that originally expired on June 12, 2026 and was subsequently amended to extend the term through June 12, 2028 (as amended, the “Soreq Agreement”). The term of the Soreq Agreement is evergreen after June 12, 2028 and non-renewal (in 2028 or any year thereafter) by the Company will be treated as a termination without Cause (as such term is defined in the Soreq Agreement).
Under the Soreq Agreement, Mr. Soreq is entitled to an annual base salary of at least $900,000 and his annual target bonus will be 140% of his base salary, with a maximum payout opportunity of 200% of the target amount. The Soreq Agreement also provides that Mr. Soreq is eligible for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $4,500,000 per year split evenly between time-vested RSUs and performance-based PSUs.

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The Soreq Agreement includes a noncompetition clause which provides that Mr. Soreq will not compete with the Company, directly or indirectly, in the geographic area defined in the agreement during its term and for one year thereafter. The Soreq Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Soreq Agreement and for one year thereafter. In addition to benefits available to the Company’s senior executive officers generally, the Soreq Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year, and a Company provided car.
Mr. Soreq would only receive accrued compensation and benefits if Mr. Soreq terminates employment without Good Reason (as defined in the Soreq Agreement) and with six months written notice and provided that Mr. Soreq’s equity awards would vest in full in the event Mr. Soreq terminates his employment at such time when his age plus years of service with the Company equals or exceeds 65.
Mr. Soreq also entered into a separate Change in Control Agreement with us as described below under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement. The Change in Control Agreement has a term that begins six months prior to a change in control and continues for 24 months following the change in control.
Hobbs Employment Agreement
Effective as of March 1, 2025, we entered into an employment agreement with Mr. Hobbs that expires on April 1, 2029 (the “Hobbs Agreement”) in which Mr. Hobbs was appointed as Executive Vice President and Chief Financial Officer which provides for base compensation of $570,000, an annual target bonus opportunity at 90% of base compensation with a maximum payout opportunity of 200% of the target amount, and provides for an annual long-term incentive award valued at $1,000,000 per year split evenly between time vested RSUs and performance-based PSUs. Mr. Hobbs also received a grant of
$700,000 of time-vesting RSUs in connection with his appointment as Executive Vice President, Corporate Development in 2022.
The Hobbs Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Hobbs Agreement and for one year thereafter.
Israel Employment Agreement
Effective as of March 27, 2023, we entered into an employment agreement with Mr. Israel that expires on March 27, 2027 (as amended, the “Israel Agreement”). The Israel Agreement provides for base compensation of $600,000, an annual target bonus opportunity at 90% of base compensation with a maximum payout opportunity of 200% of the target amount, and provides for an annual long-term incentive award valued at $1,200,000 per year split evenly between time-vested RSUs and performance-based PSUs.
The Israel Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Israel Agreement and for one year thereafter.
Mr. Israel may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.
McWatters Employment Agreement
On February 3, 2021, we entered into an employment agreement with Ms. McWatters that originally expired on February 28, 2025 and was subsequently amended to extend the term through June 30, 2026 (as amended, the “McWatters Agreement”). The McWatters Agreement provides for base compensation of $470,000, an annual target bonus opportunity at 75% of base compensation with a maximum payout opportunity of 200% of the target amount, and a grant of $750,000 of time vesting RSUs that will vest quarterly through June 30, 2026. The Company also agreed to provide Ms. McWatters with a one year consulting agreement in July 2026 with annual base compensation of $250,000.

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The McWatters Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the McWatters Agreement and for one year thereafter.
Spiegel Employment Agreement
On August 1, 2020, we entered into an employment agreement with Mr. Spiegel that originally expired on December 31, 2023 and was subsequently amended to extend the term through June 30, 2026 (as amended, the “Spiegel Agreement”). For 2025, the Spiegel Agreement provided for base compensation of $550,000, an annual target bonus opportunity at 90% of base compensation, an equity grant valued at $800,000 of time vesting RSUs that vested quarterly through December 31, 2025, and a cash payment of $300,000 paid in January 2026. The Company also agreed to provide Mr. Spiegel with a one year consulting agreement in 2026 with annual base compensation of $400,000. On February 24, 2026, we entered into a fourth amendment to the Spiegel Agreement, which extends the term to June 30, 2026, with no changes to Mr. Spiegel’s compensation.
The Spiegel Agreement includes a noncompetition clause which provides that Mr. Spiegel will not compete with the Company, directly or indirectly, in the geographic territory defined in the Spiegel Agreement during the term of the Spiegel Agreement and for one year thereafter. The Spiegel Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Spiegel Agreement and for one year thereafter.
Wright Employment Agreement
On November 15, 2025, we entered into an employment agreement with Mr. Wright that is set to expire on November 15, 2029 and provides for a base compensation of $500,000, an annual target bonus opportunity at 75% of base compensation, an equity grant valued at $500,000, 50% of which will comprise of time vesting RSUs that will vest quarterly, and the remaining 50% of which will consist of performance based RSUs.
The Wright Agreement includes a noncompetition clause which provides that Mr. Wright will not compete with the Company, directly or indirectly, in the geographic territory defined in the Wright Agreement during the term of the Wright Agreement and for one year thereafter. The Wright Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Wright Agreement and for one year thereafter.

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Outstanding Equity Awards at December 31, 2025
The following table provides information about the number of outstanding equity awards held by our NEOs at December 31, 2025.

	Stock Awards
Name	Grant Date	Issuer	Number of Shares or Units That Have Not Vested (1)	Market Value of Shares or Units That Have Not Vested (2)	Equity Incentive Plan Awards
					Number of Unearned Shares or Units	Performance Period Start	Performance Period End	Market or Payout Value of Unearned Shares or Units (2)
Avigal Soreq	3/10/2023	DK	3,129	$92,806	15,015	1/1/2024	12/31/2024	$445,345
					15,015	1/1/2025	12/31/2025	$445,345
					30,030	1/1/2023	12/31/2025	$890,690
		DKL	1,408	$62,825
	3/10/2024	DK	13,760	$408,122	13,207	1/1/2025	12/31/2025	$391,720
					13,208	1/1/2026	12/31/2026	$391,749
					26,415	1/1/2024	12/31/2026	$783,469
		DKL	9,330	$416,305
	10/7/2024	DK			62,222	10/1/2024	12/31/2025	$1,845,505
	3/10/2025	DK	62,362	$1,849,657	16,629	1/1/2025	12/31/2025	$493,216
					16,629	1/1/2026	12/31/2026	$493,216
					16,630	1/1/2027	12/31/2027	$493,246
					33,260	1/1/2025	12/31/2027	$986,492
		DKL	20,839	$929,836	5,556	1/1/2025	12/31/2025	$247,909
					5,557	1/1/2026	12/31/2026	$247,953
					5,557	1/1/2027	12/31/2027	$247,953
					11,114	1/1/2025	12/31/2027	$495,907
Mark Hobbs	3/10/2023	DK	626	$18,567	3,003	1/1/2024	12/31/2024	$89,069
					3,003	1/1/2025	12/31/2025	$89,069
					6,006	1/1/2023	12/31/2025	$178,138
		DKL	282	$12,583
	3/10/2024	DK	2,753	$81,654	2,641	1/1/2025	12/31/2025	$78,332
					2,642	1/1/2026	12/31/2026	$78,362
					5,283	1/1/2024	12/31/2026	$156,694
		DKL	1,866	$83,261
	10/7/2024	DK			25,333	10/1/2024	12/31/2025	$751,377
	3/10/2025	DK	13,859	$411,058	3,695	1/1/2025	12/31/2025	$109,594
					3,695	1/1/2026	12/31/2026	$109,594
					3,696	1/1/2027	12/31/2027	$109,623
					7,391	1/1/2025	12/31/2027	$219,217
		DKL	4,631	$206,635	1,234	1/1/2025	12/31/2025	$55,061
					1,235	1/1/2026	12/31/2026	$55,106
					1,235	1/1/2027	12/31/2027	$55,106
					2,470	1/1/2025	12/31/2027	$110,211

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	Stock Awards
Name	Grant Date	Issuer	Number of Shares or Units That Have Not Vested (1)	Market Value of Shares or Units That Have Not Vested (2)	Equity Incentive Plan Awards
					Number of Unearned Shares or Units	Performance Period Start	Performance Period End	Market or Payout Value of Unearned Shares or Units (2)
Joseph Israel	6/9/2023	DK	1,793	$53,180	4,301	1/1/2024	12/31/2024	$127,568
					4,301	1/1/2025	12/31/2025	$127,568
					8,602	1/1/2023	12/31/2025	$255,135
		DKL	853	$38,061
	3/10/2024	DK	3,931	$116,593	3,773	1/1/2025	12/31/2025	$111,907
					3,774	1/1/2026	12/31/2026	$111,937
					7,547	1/1/2024	12/31/2026	$223,844
		DKL	2,666	$118,957
	10/7/2024	DK			23,703	10/1/2024	12/31/2025	$703,031
	11/11/2024	DK	26,955	$799,485
	3/10/2025	DK	13,858	$411,028	4,434	1/1/2025	12/31/2025	$131,512
					4,434	1/1/2026	12/31/2026	$131,512
					4,434	1/1/2027	12/31/2027	$131,512
					8,870	1/1/2025	12/31/2027	$263,084
		DKL	4,631	$206,635	1,481	1/1/2025	12/31/2025	$66,082
					1,482	1/1/2026	12/31/2026	$66,127
					1,482	1/1/2027	12/31/2027	$66,127
					2,964	1/1/2025	12/31/2027	$132,254
Denise McWatters	3/10/2023	DK	626	$18,567	3,003	1/1/2024	12/31/2024	$89,069
					3,003	1/1/2025	12/31/2025	$89,069
					6,006	1/1/2023	12/31/2025	$178,138
		DKL	282	$12,583
	3/10/2024	DK	2,753	$81,654	2,641	1/1/2025	12/31/2025	$78,332
					2,642	1/1/2026	12/31/2026	$78,362
					5,283	1/1/2024	12/31/2026	$156,694
		DKL	1,866	$83,261
	10/7/2024	DK			17,407	10/1/2024	12/31/2025	$516,292
	3/10/2025	DK	11,087	$328,840
		DKL	3,705	$165,317
Reuven Spiegel	3/10/2024	DK			4,151	1/1/2025	12/31/2025	$123,119
					4,151	1/1/2026	12/31/2026	$123,119
					8,302	1/1/2025	12/31/2025	$246,237
	10/7/2024	DK			26,666	10/1/2024	12/31/2025	$790,914

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	Stock Awards
Name	Grant Date	Issuer	Number of Shares or Units That Have Not Vested (1)	Market Value of Shares or Units That Have Not Vested (2)	Equity Incentive Plan Awards
					Number of Unearned Shares or Units	Performance Period Start	Performance Period End	Market or Payout Value of Unearned Shares or Units (2)
Robert Wright	6/10/2022	DK	1,872	$55,524
	6/9/2023	DK	5,202	$154,291
	3/10/2024	DK	1,376	$40,812	1,321	1/1/2025	12/31/2025	$39,181
					1,321	1/1/2026	12/31/2026	$39,181
					2,641	1/1/2024	12/31/2026	$78,332
		DKL	935	$41,720
	10/7/2024	DK			11,850	10/1/2024	12/31/2025	$351,471
	3/10/2025	DK	22,172	$657,622	6,467	1/1/2025	12/31/2025	$191,811
		DKL			2,161	1/1/2025	12/31/2025	$96,424

(1)	DK RSUs and Delek Logistics phantom units vest quarterly over three years from the grant date, pro rata.
(2)
Amounts in these columns with respect to Delek RSUs and PSUs are based upon a market value of $29.66 per share, which was the closing price of our Common Stock on the NYSE on December 31, 2025, the last trading day of fiscal year 2025. Amounts with respect to Delek Logistics RSUs are based upon a market value of $44.62 per Delek Logistics common unit, which was the closing price of Delek Logistics common units on the NYSE on December 31, 2025, the last trading day of fiscal year 2025. The value of PSUs assumes settlement at the target quantities.

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Option Exercises and Stock Vested in 2025
The following table provides information about NQSO and SAR exercises by, and the vesting of RSUs and PSUs for, our NEOs during fiscal year 2025.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Avigal Soreq	n/a	n/a	83,725(1)	$2,435,928(1)
Mark Hobbs	n/a	n/a	17,169(2)	$560,014(2)
Joseph Israel	n/a	n/a	48,609(3)	$1,343,896(3)
Denise McWatters	n/a	n/a	39,774(4)	$1,139,822(4)
Reuven Spiegel	n/a	n/a	48,542(5)	$1,318,149(5)
Robert Wright	n/a	n/a	15,998(6)	$469,491(6)

(1)	Quantities and values for Mr. Soreq are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
Soreq	3/10/2025	4,051	DKL	RSU	$40.49	$164,025
	3/10/2025	8,375	DK	RSU	$13.53	$113,314
	3/31/2025	12,835	DK	PSU	$15.07	$193,423
	6/10/2025	4,052	DKL	RSU	$42.57	$172,494
	6/10/2025	8,375	DK	RSU	$19.61	$164,234
	9/10/2025	7,904	DKL	RSU	$43.99	$347,697
	9/10/2025	19,737	DK	RSU	$29.71	$586,386
	12/10/2025	5,589	DKL	RSU	$45.02	$251,617
	12/10/2025	12,807	DK	RSU	$34.57	$442,738
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(2)	Quantities and values for Mr. Hobbs are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
Hobbs	3/10/2025	655	DKL	RSU	$40.49	$26,521
	3/10/2025	1,176	DK	RSU	$13.53	$15,911
	6/10/2025	655	DKL	RSU	$42.57	$27,883
	6/10/2025	1,176	DK	RSU	$19.61	$23,061
	9/10/2025	1,684	DKL	RSU	$43.99	$74,079
	9/10/2025	4,255	DK	RSU	$29.71	$126,416
	10/1/2025	3,684	DK	RSU	$32.48	$119,656
	12/10/2025	1,169	DKL	RSU	$45.02	$52,628
	12/10/2025	2,715	DK	RSU	$34.57	$93,858

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*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(3)	Quantities and values for Mr. Israel are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
Israel	3/7/2025	426	DKL	RSU	$41.07	$17,496
	3/7/2025	896	DK	RSU	$14.26	$12,777
	3/10/2025	533	DKL	RSU	$40.49	$21,581
	3/10/2025	786	DK	RSU	$13.53	$10,635
	5/9/2025	13,477	DK	RSU	$15.39	$207,411
	6/9/2025	426	DKL	RSU	$42.53	$18,118
	6/9/2025	896	DK	RSU	$18.96	$16,988
	6/10/2025	533	DKL	RSU	$42.57	$22,690
	6/10/2025	786	DK	RSU	$19.61	$15,413
	8/11/2025	6,738	DK	RSU	$20.69	$139,409
	9/9/2025	426	DKL	RSU	$43.69	$18,612
	9/9/2025	896	DK	RSU	$31.95	$28,627
	9/10/2025	2,385	DKL	RSU	$43.99	$104,916
	9/10/2025	6,329	DK	RSU	$29.71	$188,035
	11/11/2025	6,738	DK	RSU	$41.70	$280,975
	12/9/2025	426	DKL	RSU	$45.45	$19,362
	12/9/2025	896	DK	RSU	$35.94	$32,202
	12/10/2025	1,459	DKL	RSU	$45.02	$65,684
	12/10/2025	3,557	DK	RSU	$34.57	$122,965
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(4)	Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
McWatters	3/10/2025	891	DKL	RSU	$40.49	$36,077
	3/10/2025	2,065	DK	RSU	$13.53	$27,939
	3/10/2025	9,140	DK	PSU	$13.53	$123,664
	6/10/2025	655	DKL	RSU	$42.57	$27,883
	6/10/2025	1,176	DK	RSU	$19.61	$23,061
	9/10/2025	4,359	DKL	RSU	$43.99	$191,752
	9/10/2025	12,262	DK	RSU	$29.71	$364,304
	12/10/2025	2,507	DKL	RSU	$45.02	$112,865
	12/10/2025	6,719	DK	RSU	$34.57	$232,276
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

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(5)	Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
Spiegel	3/10/2025	9,101	DK	PSU	$13.53	$123,137
	6/10/2025	4,939	DKL	RSU	$42.57	$210,253
	6/10/2025	14,781	DK	RSU	$19.61	$289,855
	9/10/2025	2,469	DKL	RSU	$43.99	$108,611
	9/10/2025	7,391	DK	RSU	$29.71	$219,587
	12/10/2025	2,470	DKL	RSU	$45.02	$111,199
	12/10/2025	7,391	DK	RSU	$34.57	$255,507
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(6)	Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
Wright	3/10/2025	186	DKL	RSU	$40.49	$7,531
	3/10/2025	275	DK	RSU	$13.53	$3,721
	6/09/2025	2,601	DK	RSU	$18.96	$49,315
	6/10/2025	186	DKL	RSU	$42.57	$7,918
	6/10/2025	3,200	DK	RSU	$19.61	$62,752
	9/10/2025	1,267	DKL	RSU	$43.99	$55,735
	9/10/2025	3,509	DK	RSU	$29.71	$104,252
	12/10/2025	1,266	DKL	RSU	$45.02	$56,995
	12/10/2025	3,508	DK	RSU	$34.57	$121,272
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.

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Non-Qualified Deferred Compensation
We sponsor a voluntary 401(k) Plan that allows eligible employees to make plan contributions on both a pre-tax and after-tax basis. Prior to January 1, 2021, we matched eligible employee contributions, including those by our NEOs, on a fully-vested basis up to a maximum of ten percent of eligible compensation. Although NEOs are eligible to participate in the 401(k) Plan, the application of annual compensation limits under the Internal Revenue Code significantly limits our NEOs’ contributions under the 401(k) Plan. In 2019, we adopted a non-qualified Deferred Compensation Plan that allows our participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan. Prior to January 1, 2021, participants also received matching contributions as if they had been made under the 401(k) Plan up to a maximum of ten percent of eligible compensation.
The following table sets forth information regarding the contributions by each NEO and the Company to the Deferred Compensation Plan, as well as information regarding earnings, aggregate withdrawals and distributions and balances for each NEO as of and for the fiscal year ended December 31, 2025.

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Soreq	—	—	—	—	—
Hobbs	—	—	$11,304	—	$112,096
Israel	—	—	—	—	—
McWatters	—	—	—	—	—
Spiegel	—	—	—	—	—
Wright	$50,992	$17,544	$10,764	—	$106,729
(1)
These amounts represent elective contributions into the Deferred Compensation Plan during 2025 of eligible compensation earned by each of our NEOs. The amount of any base salary deferred is included in the amount reported in the 2025 salary column of the Summary Compensation Table above, and the amount of any annual incentive deferred is included in the amount reported in the 2025 non-equity incentive plan compensation column of the Summary Compensation Table above. Deferrals related to amounts otherwise payable in 2026 (even if considered earned in 2025) will be shown as executive contributions for 2026.

(2)
These amounts represent Company matching contributions to the Deferred Compensation Plan during 2025. The amount in this column for each NEO is included in the 2025 “All Other Compensation” column of the Summary Compensation Table above. The amounts in this column account for the company match of 100% up to 10%. This calculation considers the NEOs eligible earnings for the year and what was already paid on the 401(k) match.

(3)
These amounts represent the net gains for each NEO for the contributions to the Deferred Compensation Plan. None of these amounts are included in compensation reported in the Summary Compensation Table above because none of the earnings are considered to be “above market.”

The Deferred Compensation Plan account of each participating NEO is deemed to be invested in certain investment options available under the plan, as designated by the NEO. Deemed investment earnings and losses are applied to each NEO’s Deferred Compensation Plan account based upon the performance of the applicable investment. The Deferred Compensation Plan allows participants to elect the timing and method of distributions.

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Potential Payments Upon Termination or Change-In-Control
The following tables disclose the estimated payments and benefits that would be provided to each of our NEOs, applying the assumptions that each of the triggering events relating to termination of employment and changes in control described in their respective employment agreements, the 2006 Plan, the 2016 Plan, and the Delek Logistics LTIP took place on December 31, 2025 and their last day of employment was December 31, 2025. These amounts are in addition to benefits payable generally to our salaried employees. Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ. Factors that could affect these amounts include the timing during the year of any such event and the fair market values of our Common Stock and Delek Logistics’ common units.

Termination of Employment (1)	Soreq (2) $	Hobbs (3) $	Israel (4) $	McWatters (5) $	Spiegel (6) $	Wright (7) $
Severance Payment	5,580,001	1,596,000	1,680,001	1,175,005	1,540,000	1,250,000
COBRA	38,757	25,838	25,838	25,838	25,838	25,838
Accrued/Unused Vacation	221,538	149,077	147,692	144,616	38,077	25,000
Accelerated RSUs	1,103,020	234,255	861,476	591,220	—	494,481
Accelerated PSUs	5,776,174	1,564,912	1,204,095	1,055,362	1,078,190	731,108
Accelerated SARs	—	—	—	—	—	—
TOTAL	12,719,490	3,570,081	3,919,101	2,992,041	2,682,105	2,526,427

Change-In-Control (8)	Soreq (9) $	Hobbs (10) $	Israel (11) $	McWatters (12) $	Spiegel (13) $	Wright (14) $
Severance/Change-In-Control Payment	7,740,001	2,679,000	2,820,001	1,997,509	2,585,000	2,125,000
COBRA	38,757	25,838	25,838	25,838	25,838	25,838
Accrued/Unused Vacation	221,538	149,077	147,692	144,616	38,077	25,000
Accelerated RSUs	3,759,550	813,758	1,743,940	690,222	—	949,968
Accelerated PSUs	8,899,714	2,244,552	2,649,201	1,185,955	1,283,388	796,400
Accelerated Options/SARs	—	—	—	—	—	—
TOTAL	20,659,560	5,912,225	7,386,672	4,044,140	3,932,303	3,922,206
(1)
The “Termination of Employment” table assumes that (a) we terminated the NEO’s employment without cause effective December 31, 2025, the last trading day of fiscal year 2025, using the closing price our Common Stock on the NYSE of $29.66 per share and the closing price of Delek Logistics common units on the NYSE of $44.62 per unit, (b) any required advance notice provisions had been satisfied, (c) the vesting of equity awards under the 2006 Plan and 2016 Plan were accelerated by our Board pursuant to any applicable employment agreement provisions (including the prorated acceleration of PSUs at target quantities), and (d) the vesting of equity awards under the Delek Logistics LTIP were not accelerated because the Delek Logistics GP board is not bound by the employment agreements with our NEOs.

(2)	Assumes acceleration of 22,491 unvested DK RSUs, 9,770 unvested DKL RSUs, 180,815 unvested DK PSUs, and 9,261 unvested DKL PSUs.
(3)	Assumes acceleration of 4,805 unvested DK RSUs, 2,056 unvested DKL RSUs, 49,667 unvested DK PSUs, and 2,057 unvested DKL PSUs.
(4)	Assumes acceleration of 23,372 unvested DK RSUs, 3,771 unvested DKL RSUs, 36,882 unvested DK PSUs, and 2,469 unvested DKL PSUs.

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(5)	Assumes acceleration of 12,813 unvested DK RSUs, 4,733 unvested DKL RSUs, and 35,582 unvested DK PSUs.
(6)	Assumes acceleration of 36,352 unvested DK PSUs.
(7)	Assumes acceleration of 16,109 unvested DK RSUs, 374 of unvested DKL RSUs, 21,399 unvested DK PSUs, and 2,161 DKL PSUs.
(8)
The “Change-In-Control” table assumes that an “exchange transaction” (as described under the heading “2006 Long-Term Incentive Plan” below) and “change in control” (as described under the heading “2016 Long-Term Incentive Plan” below) occurred on December 31, 2025, the last trading day of fiscal year 2025, when the fair market values of our Common Stock and Delek Logistics’ common units were $29.66 per share and $44.62 per unit, respectively, and, as a result, the NEO’s employment is terminated and our Board and the Delek Logistics GP board of directors decided that all outstanding plan-based and other equity awards should become fully vested (including PSUs at target values) and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out).

(9)	Assumes acceleration of 79,251 unvested DK RSUs, 31,577 unvested DKL RSUs, 258,260 unvested DK PSUs, and 27,784 unvested DKL PSUs.
(10)	Assumes acceleration of 17,238 unvested DK RSUs, 6,779 unvested DKL RSUs, 66,388 unvested DK PSUs, and 6,174 unvested DKL PSUs.
(11)	Assumes acceleration of 46,537 unvested DK RSUs, 8,150 unvested DKL RSUs, 78,173 unvested DK PSUs, and 7,409 unvested DKL PSUs.
(12)	Assumes acceleration of 14,466 unvested DK RSUs, 5,853 unvested DKL RSUs, and 39,985 unvested DK PSUs.
(13)	Assumes acceleration of 43,270 unvested DK PSUs.
(14)	Assumes acceleration of 30,622 unvested DK RSUs, 935 unvested DKL RSUs, 23,600 DK unvested PSUs, and 2,161 DKL unvested PSUs.
Narrative to the Potential Payments Upon Termination or Change-In-Control Tables
Soreq Employment Agreement
The Soreq Agreement contains certain provisions relating to the termination of his employment. In the event Mr. Soreq is terminated without cause (as defined in the Soreq Agreement) or terminates his employment with good reason (as defined in the Soreq Agreement), Mr. Soreq would be entitled to (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 18 months following termination of employment, (iii) any annual bonus Mr. Soreq would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Soreq’s employment had continued during a period equal to the lesser of six months following termination of

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employment or the balance of the term of the Soreq Agreement. If Mr. Soreq terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Soreq would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for twelve months following the termination of his employment.
Mr. Soreq also entered into a separate Change in Control Agreement with the Company (the “Soreq Change in Control Agreement”) to provide certain benefits in connection with a termination of his service by the Company without cause (as defined in the Soreq Change in Control Agreement) or by Mr. Soreq with good reason (as defined in the Soreq Change in Control Agreement) either six months prior to or 24 months following a change in control (as described in the Soreq Change in Control Agreement). In such an event, Mr. Soreq would be entitled to receive (i) three times then-current base salary, (ii) target annual bonus as in effect immediately before any notice of termination, (iii) the costs of continuing family health insurance coverage for 18 months following termination of employment, (iv) any annual bonus Mr. Soreq would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (v) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for all other awards, vesting in full.
All payments to be made by the Company upon termination as described above are subject to Mr. Soreq executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Soreq Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling, not to exceed $25,000 in any calendar year.
Israel Employment Agreement
Under the Israel Agreement, in the event Mr. Israel is terminated without cause (as defined in the Israel Agreement) or terminates his employment with good reason (as defined in the Israel Agreement), Mr. Israel would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Israel would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Israel’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Israel Agreement.
If Mr. Israel terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Israel would be entitled to an amount equal to 50% of his annual base salary at the time notice is

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delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.
If, within two years of a change in control of the Company (as defined in the Israel Agreement), Mr. Israel’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Israel would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Israel would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.
All payments to be made by the Company upon termination as described above are subject to Mr. Israel executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Israel Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling.
McWatters Employment Agreement
Under the McWatters Agreement, in the event Ms. McWatters is terminated without cause (as defined in the McWatters Agreement) or terminates her employment with good reason (as defined in the McWatters Agreement), Ms. McWatters would be entitled to (i) an amount equal to the sum of her then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Ms. McWatters would have otherwise been entitled to if her employment had continued through the end of the bonus year based upon the actual performance of the
Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Ms. McWatters’ employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the McWatters Agreement.
If Ms. McWatters terminates her employment for any reason, other than with good reason or upon her death or disability, and provides at least three months’ advance written notice of termination, Ms. McWatters would be entitled to an amount equal to 50% of her annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of her employment.
If, within two years of a change in control of the Company (as defined in the McWatters Agreement), Ms. McWatters’ employment is terminated by the Company without cause or she terminates her employment for good reason, Ms. McWatters would be entitled to receive (i) an amount equal to two times the sum of her then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Ms. McWatters would have otherwise been entitled if her employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid

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upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.
All payments to be made by the Company upon termination as described above are subject to Ms. McWatters executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the McWatters Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling.
Spiegel Employment Agreement
Under the Spiegel Agreement, in the event Mr. Spiegel is terminated without cause (as defined in the Spiegel Agreement) or terminates his employment with good reason (as defined in the Spiegel Agreement), Mr. Spiegel would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Spiegel’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Spiegel Agreement.
If Mr. Spiegel terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Spiegel would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.
If, within two years of a change in control of the Company (as defined in the Spiegel Agreement), Mr. Spiegel’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Spiegel would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.
All payments to be made by the Company upon termination as described above are subject to Mr. Spiegel executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Spiegel Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year.

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Wright Employment Agreement
Under the Wright Agreement, in the event Mr. Wright is terminated without cause (as defined in the Wright Agreement) or terminates his employment with good reason (as defined in the Wright Agreement), Mr. Wright would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Wright would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Wright’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Wright Agreement.
If Mr. Wright terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Wright would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.
If, within two years of a change in control of the Company (as defined in the Wright Agreement),
Mr. Wright’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Wright would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Wright would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.
All payments to be made by the Company upon termination as described above are subject to Mr. Wright executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Wright Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year.
2016 Long-Term Incentive Plan
Under the 2016 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Human Capital and Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.
Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become

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fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, if the participant does not receive a replacement award, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions
(with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control). For an illustration of the value of accelerated equity awards under the 2016 Plan assuming that a “change in control” occurred on December 31, 2025, the last trading day of fiscal year 2025, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

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Chief Executive Officer Pay Ratio
The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation permit companies to use a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported below.
Ratio and Methodology
For 2025, we estimate the ratio of the annual total compensation of our CEO to the median annual total compensation of our employees as follows:

Annual total compensation of our median employee (1):	$129,974
Annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table:	$7,683,786
CEO Pay Ratio:	59:1

(1)	Excludes our Chief Executive Officer.
To determine the median employee, we prepared a list of all active employees as of December 31, 2025 (other than our Chief Executive Officer), and, for that population, calculated 2025 taxable compensation. We did not make any assumptions, adjustment or estimates with respect to the compensation for the employees, but we did annualize the compensation for full-time employees not employed by us for the full year. We selected taxable compensation to represent 2025 earnings because it includes wages, overtime (for our hourly employees) and equity compensation. Once the median employee was identified, we calculated annual total compensation for such median employee using the same methodology we use for our NEOs in the Summary Compensation Table above.

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Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for Yemin[1] ($)	Summary Compensation Table Total for Soreq[1] ($)	Compensation Actually Paid to Yemin [1,2,3] ($)	Compensation Actually Paid to Soreq [1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs [1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Adjusted EBITDA ($ Millions)[5]
							TSR ($)	Peer Group TSR ($)
2025	—	7,683,786	—	19,624,520	2,326,526	5,213,194	213.11	364.73	43.3	584.0
2024	—	6,677,896	—	4,759,465	2,451,375	1,796,777	121.25	276.67	(520.9)	313.0
2023	—	7,723,297	—	6,674,297	3,197,069	1,124,068	168.69	303.91	46.7	949.7
2022	12,440,898	6,335,764	14,666,923	5,353,056	2,313,687	2,613,592	170.08	225.04	290.5	1,169.8
2021	8,668,413	—	409,800	—	1,779,637	1,334,308	92.42	144.50	(95.3)	37.7

(1)
Avigal Soreq was our PEO during 2025, 2024, 2023, and the period from June 9, 2022 to December 31, 2022. Ezra Uzi Yemin was our PEO during the period from January 1, 2021 to June 8, 2022. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Louis LaBella	Reuven Spiegel	Ezra Uzi Yemin	Ezra Uzi Yemin	Reuven Spiegel
Reuven Spiegel	Denise McWatters	Reuven Spiegel	Reuven Spiegel	Joseph Israel
Denise McWatters	Todd O’Malley	Denise McWatters	Joseph Israel	Denise McWatters
Todd O’Malley	Nithia Thaver	Joseph Israel	Denise McWatters	Robert Wright
		Todd O’Malley		Mark Hobbs

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Soreq ($)	Exclusion of Stock Awards for Soreq ($)	Inclusion of Equity Values for Soreq ($)	Compensation Actually Paid to Soreq ($)
2025	7,683,786	(4,832,195)	16,772,929	19,624,520

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,326,526	(922,022)	3,808,690	5,213,194

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The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Soreq ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Soreq ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Soreq ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Soreq ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Soreq ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Soreq ($)	Total - Inclusion of Equity Values for Soreq ($)
2025	8,351,135	7,265,887	989,612	166,295	—	—	16,772,929
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	1,174,087	2,036,160	529,621	68,822	—	—	3,808,690
(4)
The Peer Group TSR set forth in this table utilizes a custom group of peer companies, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the Peer Group, respectively. Historical stock performance is not necessarily indicative of future stock performance. The peer group for Fiscal 2025 is comprised of Calumet Specialty Products Partners, L.P. (NASDAQ: CMLT), CVR Energy, Inc. (NYSE: CVI), HF Sinclair Corporation (NYSE: DINO), Marathon Petroleum Corporation (NYSE: MPC), PBF Energy, Inc. (NYSE: PBF), Phillips 66 (NYSE:PSX), Par Pacific Holdings (NYSE: PARR), and Valero Energy Corporation (NYSE: VLO) (the “Peer Group”).

(5)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2025. The Company calculated Adjusted EBITDA for purposes of the Pay Versus Performance Table calculated as net income (loss) attributable to the Company adjusted to add back interest expense, income tax expense, depreciation, amortization, and adjusted for certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends that do not relate to interest expense, income tax expense, depreciation or amortization, and adjusted to include income (loss) attributable to non-controlling interests. For purposes of the 2025 AIP, Adjusted EBITDA excludes the impact of small refinery exemptions from renewable fuel standards.

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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”), and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years, and the Peer Group TSR over the same period.

PEOs and Average Non-PEO NEO Compensation Actually Paid
Versus TSR (12/31/2020 Indexed to $100)
Compensation Actually Paid ($ Millions)
25
20
15
10
5
0
$400
$350
$300
$250
$200
$150
$100
$50
$0
Delek US Holdings, Inc.TSR
Peer Group TSR
100.00
144.50
92.42
0.4
1.3
14.7
255.04
170.08
5.4
2.6
303.91
168.69
6.7
1.1
276.67
121.25
4.8
1.8
364.73
19.6
213.11
5.2
2020
2021
2022
2023
2024
2025
Fiscal Year
Ezra Yemin Compensation Actually Paid
Avigal Soreq Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Delek US TSR
Peer Group TSR

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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the five most recently completed fiscal years.

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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the five most recently completed fiscal years.

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2025 to Company performance. The measures in this table are not ranked.

Adjusted EBITDA
Relative TSR

Pursuant to SEC rules, the information in this “Pay Versus Performance Disclosure” section shall not be deemed to be incorporated by reference into any Company filing under the Securities Act or Exchange Act, unless expressly incorporated by specific reference in such filing.

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PROPOSAL 2: ADVISORY RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act enables our stockholders to vote to approve on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. Stockholders may also abstain from voting.
We are asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement. This Proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask the stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the
United States Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, other related tables and disclosure, and narrative discussion, all as set forth under the caption “Executive Compensation” in the Proxy Statement.”
Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the adoption of this Proposal. Abstentions have the same effect as a vote “against” the Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
The “say-on-pay” vote is advisory, and therefore is not binding on us, the Human Capital and Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends a vote “FOR” the approval of the above resolution.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of February 27, 2026, (i) the beneficial ownership of our Common Stock and common units representing common limited partnership interests in Delek Logistics Partners, LP (“Delek Logistics” or “DKL”) by all of our directors and director nominees, the executive officers named in the Summary Compensation Table (the “NEOs”), and all directors, director nominees, NEOs and executive officers as a group; and (ii) the beneficial ownership of our Common Stock by each person known by us to own more than five percent of our Common Stock. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.

	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock (2)	Amount and Nature of Beneficial Ownership of Delek Logistics Common Units (1)	Percent of Common Units (2)
The Vanguard Group (3)	6,724,376	11.2%	n/a	n/a
BlackRock, Inc. (4)	4,893,557	8.1%	n/a	n/a
Directors and NEOs:
Ezra Uzi Yemin	936,227	1.6%	211,915	*
Avigal Soreq	261,292	*	36,722	*
Christine Benson-Schwartzstein	11,480	*	n/a	n/a
William J. Finnerty	48,064	*	n/a	n/a
Richard J. Marcogliese	48,630	*	n/a	n/a
Leonardo Moreno	19,301	*	n/a	n/a
Gary M. Sullivan, Jr.	52,559	*	n/a	n/a
Vasiliki (Vicky) Sutil	34,300	*	n/a	n/a
Laurie Z. Tolson	19,450	*	n/a	n/a
Shlomo Zohar	44,664	*	n/a	n/a
Mark Hobbs	101,977	*	10,150	*
Joseph Israel	57,753	*	11,859	*
Denise McWatters	79,435	*	12,933	*
Reuven Spiegel	64,389	*	22,740	*
Robert Wright	37,006	*	3,463	*
All directors and executive officers as a group (15 persons)	1,819,156	3.0%	309,782	*
*	Less than 1% of the issued and outstanding shares of our Common Stock or issued and outstanding common units of Delek Logistics, as applicable.
(1)
For purposes of this table, the amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security,

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or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is deemed to have “beneficial ownership” of any securities when such person has the right to acquire them within 60 days after February 27, 2026. For stock options and time-vested RSUs, we report shares equal to the number of options or RSUs that are vested or that will vest within 60 days of February 27, 2026. For units under the Delek Logistics LTIP, we report the units that are vested or that will vest within 60 days of February 27, 2026. For purposes of computing the percentage of outstanding securities held by each person named above, any securities which such person has the right to acquire within 60 days after February 27, 2026 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)
Percentage of our Common Stock is based upon 59,808,421 issued and outstanding shares on February 27, 2026 (excluding securities held by, or for the account of, the registrant or its subsidiaries). Percentage of Delek Logistics common units is based upon 53,512,343 common limited partner units issued and outstanding on February 27, 2026.

(3)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group with an address of 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power with respect to 0 shares, sole dispositive power with respect to 6,610,575 shares, shared voting power with respect to 53,780 shares and shared dispositive power with respect to 113,801 shares.

(4)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on April 23, 2025 by BlackRock, Inc. with an address of 50 Hudson Yards, New York, New York 10001. BlackRock, Inc. has sole voting power with respect to 2,200,981 shares and sole dispositive power with respect to all shares.

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PROPOSAL 3: APPROVAL OF THE 2026 LONG-TERM INCENTIVE PLAN
2026 Long-Term Incentive Plan
The 2016 Plan was approved by stockholders on May 5, 2016 and will expire by its terms in 2026. On February 18, 2026, the Board of Directors approved the 2026 Long-Term Incentive Plan (the “2026 Plan”), subject to approval by stockholders at the 2026 Annual Meeting, to replace the 2016 Plan. The Board of Directors has determined that it is in the best interests of stockholders to consider at the Annual Meeting whether to adopt the 2026 Plan to succeed the 2016 Plan for granting new equity incentive awards. No awards have yet been granted under the 2026 Plan and, if the 2026 Plan is approved by stockholders, no further awards will be granted under the 2016 Plan.
Best Practice Features of 2016 Plan
•	No Repricing of Options or SARs. The 2016 Plan prohibits repricing, replacing and regranting of stock options or SARs at lower prices unless approved by our stockholders.
•	No Discounted Options or SARs. Stock options and SARs may not be granted with an exercise price below the closing price of our Common Stock on the NYSE on the date of grant.
•	No Dividends on Options or SARs. Dividends and dividend equivalents may not be paid or accrued on stock options or SARs.
•	Limited Terms for Options and SARs. Stock options and SARs granted under the 2026 Plan are limited to 10 year terms.
•	Awards May be Subject to Future Clawback or Recoupment. All awards granted under the 2026 Plan will be subject to our clawback policy, as amended from time to time.
•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Committee.
Summary of the 2026 Long-Term Incentive Plan
Administration and Authority
The 2026 Plan as it affects Employee Awards and Consultant Awards is administered by a committee designated by the Board to administer the 2026 Plan, currently the Human Capital and Compensation Committee (the “Committee”). The Committee has authority to, among other things:
•	Interpret the 2026 Plan and adopt the rules, regulations and guidelines it deems necessary to carry out the 2026 Plan pursuant to its terms;
•	Determine the exercise price of awards and the dates on which they become exercisable;
•	Provide for the extension of the exercisability of an Employee Award or Consultant Award;
•	Accelerate the vesting or exercisability of an Employee Award or Consultant Award;
•	Eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award;
•
Waive any restriction or other provision of the 2026 Plan applicable to an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award, subject to limitations; and

•
Correct any defect, supply any reconciliation or reconcile any inconsistency in the 2026 Plan or applicable Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of the 2026 Plan.

The Board has the same power, duties and authority to administer the 2026 Plan with respect to Director Awards as the Committee has with

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respect to Employee Awards and Consultant Awards, and in the discussion that follows, references to the “Committee” shall mean the Board with respect to Director Awards. Plan-related functions may be delegated by the Board or by the Committee, subject to the requirements of applicable law.
Shares Available Under the 2026 Plan
Awards settled in shares other than through stock options or SARs (such as restricted stock and RSUs) will be counted against the 2026 Plan’s overall share limit as 1.74 shares for each share subject to such award. Stock options and SARs count against the overall share limit as one share. The shares reserved under the 2026 Plan are subject to adjustment to reflect certain transactions and events specified in the 2026 Plan. Shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2026 Plan will again become available for issuance under the 2026 Plan, on the same basis as such shares counted against the overall number of shares available for grant. Shares withheld or surrendered in order to satisfy the exercise price of an option or the tax withholding obligations associated with the exercise, vesting or settlement of an option or SAR award are not available for issuance under the 2026 Plan. The number of shares that count against the 2026 Plan’s overall share limit is not adjusted to the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option. Only shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2026 Plan, again become available for issuance under the 2026 Plan, in each case on the same basis as such shares counted against the overall number of shares available for grant.
Awards
At the discretion of the Committee, participants may be granted awards under the 2026 Plan in the form of options to purchase shares of Common Stock, SARs, restricted stock awards, RSU awards, PSU awards, and other forms of stock-based awards.
Stock Options. A stock option is a right to purchase shares of our Common Stock at a price fixed on the grant date, subject to vesting and other restrictions and conditions as determined by the Committee. Options granted under the 2026 Plan may be “incentive stock options” (“ISOs”) or non-qualified stock options under the Code, depending upon the terms of the options and their designation by the Committee. The option exercise price per share may not be less than the fair market value per share of our Common Stock on the option grant date. The exercise price of any stock option must be paid in full at or before the time the stock is delivered to the optionee. The price may be paid in cash or, if permitted by the Committee and elected by the optionee, by means of tendering (either by actual delivery or by attestation) previously owned shares of Common Stock or shares issued pursuant to an award under the 2026 Plan. No dividends or dividend equivalents will be paid with respect to any stock options. No option may be exercisable after the tenth anniversary of the option grant date.
SARs.  A stock appreciation right, or SAR, entitles a participant to receive upon exercise a payment equal to the difference between the base price of the SAR and the market price of our Common Stock on the date of exercise. The settlement of a SAR may be in the form of cash, shares, or a combination of cash and shares. A SAR may be granted to the holder of a stock option with respect to all or a portion of the shares of Common Stock subject to such stock option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the stock option or the SAR, but not both. The base price of a SAR may not be less than the fair market value of our Common Stock on the grant date. No dividends or dividend equivalents will be paid with respect to any stock options. No SARs may be exercised after the tenth anniversary of the grant date. SARs are generally less dilutive than stock options because the SAR holder is not entitled to purchase the underlying shares. While a stock option holder typically realizes the appreciation in stock value by purchasing each underlying share at the fixed price and selling each underlying share at the market price, a SAR holder realizes the same appreciation without purchasing the underlying shares. As a result, a SAR is typically

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settled by issuing a quantity of shares that is significantly less than the quantity of shares covered by the SAR. We believe the anti-dilutive nature of SARs make them an attractive alternative to stock options. Also, unlike stock options, we can reserve the right to settle SARs in cash.
Restricted Stock. Restricted stock is Common Stock that is issued subject to transfer restrictions and vesting, forfeiture and other conditions, as determined by the Committee. Shares of restricted stock generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. Unless otherwise determined by the Committee, the holder of a restricted stock award is entitled to vote the shares of restricted stock covered by the award and to receive the dividends paid on the shares (which may also be subject to vesting and other conditions). To date, we have not granted any restricted stock awards under the 2026 Plan.
RSUs. An RSU award consists of the right to receive shares of our Common Stock in the future, subject to vesting, forfeiture and other conditions, as determined by the Committee. An RSU will generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. The holder of an RSU has no rights as a stockholder with respect to the underlying shares unless and until the award vests and the award is settled in shares. However, the Committee may provide for the payment of dividend equivalents in the form of cash or shares in an amount equal to the dividends that would have been payable if the shares were outstanding (which may also be subject to vesting and other conditions). RSUs have been our preferred form of full value award since the adoption of the 2026 Plan.
Other Stock-Based Awards. The Committee may grant other forms of awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock. These awards may include, for example, stock bonuses, dividend equivalents
(either alone or in conjunction with other awards), convertible or exchangeable debt securities, and other rights convertible or exchangeable into shares.
Cash Awards. The 2026 Plan also provides for the granting of cash awards to employees, consultants, and non-employee directors. The terms, conditions and limitations applicable to any cash awards granted pursuant to the 2026 Plan will be determined by the Committee.
Performance Awards. Under the 2026 Plan, we are permitted to condition the grant, exercise, vesting or settlement of equity-based awards and the grant, vesting or payment of annual and long-term cash incentive awards on the achievement of performance goals as determined by the Committee. The applicable performance period for measuring achievement of specified performance goals may be any period designated by the Committee.
Award Limitations
Employee Awards. Under the 2026 Plan, no employee may be granted, during any calendar year: (a) stock options and/or SARs covering more than 2,500,000 shares of Common Stock; (b) stock awards covering more than 1,000,000 shares of Common Stock; or (c) cash awards (including performance awards) in respect of any calendar year having a value determined on the grant date in excess of $10,000,000.
Nonemployee Director Awards. The aggregate grant value of awards to any individual nonemployee director may not exceed $500,000 in any calendar year. For a description of the equity awards we have made and expect to make to our nonemployee directors, please see the narrative discussion under the caption “Director Compensation” in this Proxy Statement.
Deferred Payment
At the discretion of the Committee, amounts payable in respect of awards granted under the 2026 Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.

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Timing and Pricing of Equity Awards
Our practice under the 2026 Plan has been to make initial grants of equity awards quarterly to newly-hired eligible employees and annual grants of equity awards to existing employees, usually in March and June of each year. The initial equity awards are designed to assist in recruitment and retention, and the annual grants of equity awards are designed to assist in retention. All equity awards provide participants with a stake in our performance and are intended to align the interests of our directors, employees, and stockholders by providing a direct incentive for directors and employees to focus on stockholder value and regulatory compliance.
Equity awards under the 2026 Plan are subject to exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We define the fair market value of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the grant date occurs on a day when the NYSE is not open for trading.
We intend to continue our practices with respect to the timing and pricing of equity awards under the 2026 Plan with respect to participants, including our NEOs. The Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.
Minimum Vesting
All awards of options and SARs under the 2026 Plan must have a minimum vesting period of one year from the grant date, except that up to 5% of the shares authorized for grant pursuant to the 2026 Plan may be used for awards of options and SARs that have a vesting period of less than one year.
Change in Control
The 2026 Plan includes a double-trigger acceleration and vesting provision. Upon the occurrence of a change in control (as defined in the 2026 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2026 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2026 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control).
Adjustments, Amendment and Termination
The 2026 Plan provides for appropriate adjustments in the number of shares of our Common Stock subject to awards and available for future awards, as well as the employee award limitations under the 2026 Plan, in the event of changes in our outstanding Common Stock by reason of a merger, stock split or certain other events. The Board may amend, modify, suspend, or terminate the 2026 Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment will be effective prior to approval by our stockholders if such approval is required by law or the requirements of

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the stock exchange on which the Common Stock is listed. Furthermore, stock options and SARs issued under the 2026 Plan will not be repriced without the prior approval of our stockholders.
Transferability
No award or any other benefit under the 2026 Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.
Clawback
Awards are subject to clawback to the extent required by law or any applicable securities exchange listing standards, or as otherwise determined by the Committee.
Stock Ownership Requirements
Executive officers and non-employee directors are subject to stock ownership and retention guidelines as described above under “Compensation Discussion and Analysis - Stock Ownership Guidelines.”
Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2026 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.
Stock Options. The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an ISO under Section 422 of the Code will realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code. The participant’s tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant’s tax holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins. If a participant receives a stock option that qualifies as an ISO under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative income tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be capital gain. In general, we will be entitled to a deduction only if and to the extent ordinary income is realized by the participant upon the sale of the option shares, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.
SARs. The grant of a SAR will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of a SAR, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

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Restricted Stock, RSUs and Other Stock Settled Awards.  In general, a participant who receives restricted stock, RSUs or other stock settled awards under the 2026 Plan will realize ordinary income at the time the award becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code). The participant’s tax basis in the shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant’s tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.
Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and we are denied a deduction with respect to such excess payment.
Section 162(m) of the Code. In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the 2026 Plan. However, Section 162(m) of the Code generally provides that the Company may not deduct compensation of more than $1,000,000 that is paid to covered employees in any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, there is no longer any exception to the Section 162(m) limitation for qualified performance-based compensation other than for certain outstanding awards that were in effect on November 2, 2017 and not subsequently materially modified (“grandfathered amounts”). For periods after 2017, without the performance-based compensation exception, it is expected that any compensation deductions (other than grandfathered amounts) for any individual who is our CEO, CFO, or one of our other three most highly compensated executive officers in 2017 or any later year will be subject to a $1 million annual deduction limitation. Although the deductibility of compensation is a consideration evaluated by the Committee, the Committee believes that the lost deduction on compensation payable in excess of $1 million for each NEO is not material relative to the benefit of being able to attract and retain talented management. Accordingly, the Committee will continue to retain the discretion to pay compensation that is in excess of the $1 million deductibility limit, including compensation in the form of awards under the 2026 Plan.
Tax Withholding
The Company or its designated third party administrator has the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares under the 2026 Plan, an appropriate amount of cash, number of shares, or combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all withholding obligations, provided that the amount withheld cannot exceed the required minimum withholding taxes.
Section 409A
The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2026 Plan may be subject to Code Section 409A, and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in

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acceleration of income and imposition of penalties and interest to award recipients.
New Plan Benefits
Awards granted under the 2026 Plan will be subject to the Committee’s discretion, subject to the terms of the 2026 Plan, and the Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded under the 2026 Plan are not currently determinable. This summary is qualified in its entirety by reference to the full text of the proposed 2026 Plan, a copy of which is attached to this Proxy Statement as Appendix A.
Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to approve the adoption of the 2026 Plan. Abstentions have the same effect as a vote “against” the proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
The Board of Directors recommends a vote “FOR” the approval of the 2026
Plan.

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Equity Compensation Plan Information
As of December 31, 2025, there were 2,841,836 shares available for issuance under the 2016 Plan.
The following table provides information as of December 31, 2025, the last trading day of fiscal year 2025, regarding all compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,602,312 (1)	$26.11 (2)	2,841,836 (3)
Equity compensation plans not approved by security holders	—	—	—
TOTAL	2,602,312	$26.11	2,841,836
(1)
Represents the following number of shares of our Common Stock underlying outstanding awards as of December 31, 2025: no shares associated with options, 32,813 shares associated with SARs, 1,528,447 shares associated with RSUs and 1,041,052 shares associated with PSUs. Above-target performance could result in a greater number of shares being earned and issued under the PSUs. The number of shares associated with SARs was calculated as the difference between the exercise price of the SAR and $29.66, which was the market price of our Common Stock at December 31, 2025.

(2)	At December 31, 2025, 529,390 SARs/options were outstanding under the Plans at a weighted average exercise price of $35.86.
(3)
Consists of the number of securities available for future issuance under the 2016 Plan as of December 31, 2025. Except with respect to outstanding options, warrants and rights included in column (a), no further shares of our Common Stock may be issued under equity compensation plans other than the 2016 Plan.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Approval Policy for Related
Party Transactions
The Board has adopted a written related party transactions policy to document procedures pursuant to which “related party transactions” are reviewed, approved or ratified. Under Item 404 of Regulation S-K, a “related party transaction” means any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and any related person has a direct or indirect material interest, subject to certain exceptions. The policy covers all related party transactions between us and any related party requiring disclosure under Item 404.
The policy states that, in most instances, the Audit Committee is best suited to review and approve related party transactions that may arise within the Company. However, the policy permits the disinterested members of the Board to exercise any authority otherwise assigned to the Audit Committee by the policy. In particular, the Board believes that any related party transaction in which any director is interested should typically be reviewed and approved by all disinterested members of the Board. An interested director is not allowed to vote upon a transaction in which he or she is involved. Depending upon the issue presented, the disinterested members of the Board may request to hear from the interested director during the course of their deliberations, but the interested director does not vote upon the matter and is not present during the vote on such matter. A related party transaction may be consummated only if it is ratified or approved by the Audit Committee or disinterested members of the Board.
Certain Relationships and Related Transactions
Certain transactions with Delek Logistics and its affiliated entities could be considered related party transactions under Item 404 of Regulation S-K because Messrs. Soreq, Hobbs, Israel, Spiegel, and Wright serve as executive officers of both the Company and Delek Logistics.
Asset Purchase Agreements with Delek Holdings
On January 30, 2026, Delek Logistics entered into asset purchase agreements with the Company (collectively, the “Intercompany Agreements”). Pursuant to these agreements, Delek Logistics agreed to sell a Tyler refinery tank to the Company for total consideration of $19.0 million and to sell El Dorado tank and terminal assets to the Company for total consideration of $66.0 million. The Tyler tank sale and the El Dorado terminal sale are expected to close on April 1, 2026 and October 1, 2027, respectively, in each case subject to the satisfaction of customary closing conditions.
Under the terms of the Intercompany Agreements, the consideration for these transactions may be received in a combination of cash and equity, with up to $20.0 million of the aggregate consideration payable through the return of Delek Logistics common units. In addition, pursuant to the Intercompany Agreements, the Company will waive omnibus fees for an aggregate of $4.0 million during the first two quarters of 2026.
Delek Permian Gathering Dropdown
On May 1, 2025, the Company transferred the Delek Permian Gathering purchasing and blending activities to Delek Logistics (the "DPG Dropdown”). In connection with the DPG Dropdown, Delek Logistics assumed all of the Company’s rights and obligations to purchase crude oil under certain contracts associated with Delek Logistics’ existing Midland Gathering System. In addition, line fill inventory amounting to $6.9 million was transferred to Delek Logistics. Total consideration included the cancellation of $58.8 million in existing receivables owed to Delek Logistics by the Company.
In connection with the DPG Dropdown, on May 1, 2025, Delek Logistics amended and restated a throughput agreement with the Company for the El Dorado rail facility, which includes a minimum volume commitment for refined products until the

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termination of the throughput agreement, which will occur at the closing of the El Dorado rail facility asset purchase discussed below.
Additionally, on May 1, 2025, in connection with the DPG Dropdown, Delek Logistics and the Company, entered into an asset purchase agreement whereby the Company will purchase the related El Dorado rail facility assets from Delek Logistics for cash consideration of $25.0 million. The transaction closed in January 2026.
Unit Buyback Authorization
On February 24, 2025, Delek Logistics and the Company entered into a Common Unit Purchase Agreement whereby Delek Logistics may repurchase common units from time to time from the Company in one or more transactions for an aggregate purchase price of up to $150.0 million through December 31, 2026. The purchase price per common unit in each repurchase will be the 30-day volume weighted average price of the common units at the close of trading on the day prior to the closing date subject to certain limitations set forth in the purchase agreement. Delek Logistics may fund repurchases using cash on hand or borrowings under its existing credit facility, subject to compliance with applicable covenants.
Commercial Agreements, Omnibus Agreement and Operations and Management Services Agreement
Delek Logistics has a number of long-term, fee-based commercial agreements with the Company under which Delek Logistics provides various services, including crude oil gathering and crude oil, intermediate and refined products transportation and storage services, and marketing, terminalling and offloading services to the Company. In return, the Company commits to minimum monthly throughput volumes of crude oil, intermediate and refined products.
Omnibus Agreement
The Omnibus Agreement between the Company and Delek Logistics governs a number of important aspects of Delek Logistics’ business relationship with the Company. The Omnibus Agreement addresses, among other things, the following matters:
•	an agreement whereby the Company will not compete with Delek Logistics under certain circumstances;
•
a right of first offer for Delek Logistics to acquire certain of the Company’s logistics assets, including certain terminals, storage facilities and other related assets located at the Tyler and El Dorado Refineries and, under specified circumstances, logistics and marketing assets that the Company may acquire or construct in the future;

•
the Company’s option to purchase certain critical assets from Delek Logistics at market value during the period beginning upon any change in control or sale of substantially all assets involving Delek Logistics (“Deconsolidation”) and extending (i) in the case of a Deconsolidation involving a third party, for six months following closing, and (ii) for any other transaction, for four years following closing.

•	the Company’s right of first refusal to purchase Delek Logistics assets that serve the Company’s refineries;
•
Delek Logistics’ obligation to pay an annual fee to the Company for the Company’s provision of centralized corporate services, including executive management services of the Company employees who devote less than 50% of their time to Delek Logistics’ business, financial and administrative services, information technology services, legal services, health, safety and environmental services, human resource services, and insurance administration;

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•
the Company’s reimbursement to Delek Logistics for certain operating expenses and certain maintenance capital expenditures and the Company’s indemnification of Delek Logistics for certain matters, including environmental, title and tax matters;

•
reimbursement to Delek Logistics for certain designated periods of time related to the date of acquisition of the relevant asset for any operating expenses in excess of certain thresholds per year that Delek Logistics incurs for inspections, maintenance and repairs to any of the storage tanks contributed to Delek Logistics by the Company that are necessary to comply with the DOT pipeline integrity rules and certain API storage tank standards; and

•
reimbursement to Delek Logistics for certain designated periods of time related to the date of acquisition of the relevant asset for all non-discretionary maintenance capital expenditures, other than those required to comply with applicable environmental laws and regulations, in excess of certain thresholds per year that Delek Logistics makes with respect to the assets contributed to Delek Logistics by the Company for which Delek Logistics has not been reimbursed as described above.

Other Related Party Transactions
•
In addition to the agreements described above, Delek Logistics purchased refined products from the Company totaling $342.2 million during the year ended December 31, 2025. Delek Logistics sold RINs in the amount of approximately $8.7 million to the Company during the year ended December 31, 2025. Additionally, the Company paid fees to Delek Logistics totaling $0.5 million during the year ended December 31, 2025, pursuant to a construction management and operating agreement.

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AUDIT COMMITTEE REPORT
Overview
The Audit Committee is composed of non-employee directors who are independent and financially literate in accordance with the applicable requirements of the NYSE and the SEC. The Board has designated Messrs. Sullivan, Marcogliese, and Zohar as Audit Committee Financial Experts under the guidelines of the SEC. On January 1, 2025, the Audit Committee was comprised of Messrs. Sullivan (chair), Marcogliese, Moreno, and Zohar and Ms. Sutil.
Responsibilities
Management is responsible for our system of internal controls and the overall financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP (Ernst & Young), is responsible for performing an independent audit of our consolidated financial statements and on the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and to issue reports thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and systems of internal accounting and financial controls, as well as other responsibilities described under the “Committees of the Board of Directors” section in this Proxy Statement.
Activities in 2025
During 2025, the Audit Committee established meeting agendas in consultation with the Board and members of the Company’s management. The Audit Committee also, among other activities, performed the following:

✔
Reviewed and discussed with both management and Ernst & Young all earnings releases and annual and quarterly financial statements prior to their issuance. Such discussions included that each set of audited financial statements reviewed had been prepared in accordance with United States generally accepted accounting principles (“GAAP”), and reviewed significant accounting and disclosure matters with Ernst & Young.

✔
Discussed with Ernst & Young matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the audited financial statements. The Audit Committee also discussed with Ernst & Young matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and an annual independence confirmation letter from Ernst & Young required by applicable requirements of the PCAOB. The Audit Committee also discussed and reviewed materials regarding Ernst & Young’s system of quality control.

✔
Met with the senior members of the Company’s financial management team at each regularly scheduled meeting including discussions regarding financial reporting developments, processes and internal controls related to reporting to the SEC on climate and cybersecurity matters, people, process and information technology changes in the Company’s ongoing finance transformation, finance and accounting talent and organizational changes, and other financial matters.

✔
Received reports at each regularly scheduled meeting on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, results of tests of controls, and management’s conclusions on the effectiveness of the Company’s internal controls over financial reporting.

✔
Approved the Company’s internal audit plan and reviewed quarterly the status of the internal audit plan, staffing, findings of internal audit activities, and performance of the internal audit function.

✔
Reviewed with management whether or not it believes that the Company and its subsidiaries are in compliance with applicable legal, compliance and regulatory requirements, the Company’s “Code of Business Conduct and Ethics” and any changes required to the Code, and the nature of, and trends related to, any “hotline” calls.

✔	Oversight of any related party transaction brought to the Audit Committee by management and whether

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such related party transaction is on terms no less favorable than those that could be obtained in arm’s length dealings with an unrelated third party.
✔	Reviewed the Company’s financial forecast, cash flows, financing plans and debt compliance.
✔
Held private sessions at each regularly scheduled meeting with management, including the Chief Financial Officer, the head of Internal Audit Services, the General Counsel, and Ernst & Young featuring candid discussions about financial reporting, internal controls, legal, compliance and other issues including the results of any “hotline” calls.

2025 Audited Financial Statements
Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the communications made to them by Ernst & Young. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with GAAP, or that the audit of the Company’s financial statements by Ernst & Young has been carried out in accordance with PCAOB standards.
The Audit Committee has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. We have discussed the financial statements with management and Ernst & Young including discussions concerning the following:
•	The reasonableness of significant accounting judgments and estimates,
•	The clarity and completeness of disclosures in the financial statements,
•	The quality, not just the acceptability, of the accounting principles,
•	The auditor’s report on the effectiveness of internal control over financial reporting,
•	The auditor’s report on the financial statements including Critical Audit Matters,
•
Matters required to be reported to the Audit Committee by the independent registered public accounting firm under the rules of the PCAOB including receipt of a letter confirming the independence of Ernst & Young, and

•	Management’s representations and certifications regarding the financial statements and internal control over financial reporting.
Taking all these reviews and discussions into account, the Audit Committee members whose names are listed below, recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
Members of the Audit Committee
Gary M. Sullivan, Jr., Chair
Richard J. Marcogliese
Leonardo Moreno
Vasiliki (Vicky) Sutil
Shlomo Zohar

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RELATIONSHIP WITH INDEPENDENT AUDITORS
Set forth below are the fees paid for the services of Ernst & Young:

	December 31,
	2025	2024
Audit fees (1)	$3,310,000	$3,625,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total (2)	$3,310,000	$3,625,000
(1)
Audit fees include services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of quarterly condensed consolidated financial statements and audit services provided in connection with acquisitions and dispositions, regulatory filings, and other transactions during the year. Fees and expenses are for services provided in connection with the audit of the fiscal year, regardless of when the fees and expenses were paid.

(2)
Total fees exclude the Ernst & Young fees related to the Company’s subsidiary, Delek Logistics. The independent directors of the Audit Committee of Delek Logistics are responsible for such fees. Fees paid to Ernst & Young by Delek Logistics are included in the Delek Logistics Form 10-K for the year ended December 31, 2025.

The Audit Committee places a high priority on the quality of the independent audit as it is foundational to investor confidence. Audit and audit-related fees are flexible as needed for new accounting standards, new transactions, system changes, and other matters that require additional time to complete a quality audit.
The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm. The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent registered public accounting firm. The Audit Committee has given general pre-approval for specified audit, audit-related, and tax services after consideration that such services do not impair auditor independence. The term of any general pre-approval is 12 months from the date of pre-approval unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee.
The Audit Committee has considered and determined that the provision of certain non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence. The Audit Committee will not engage the independent registered public accounting firm to perform any specific non-audit services prohibited by law or regulation nor any non-audit services where the independent registered public accounting firm’s independence could be challenged in fact or appearance.
Pre-Approval Policies and Procedures. In general, all engagements performed by our independent registered public accounting firm, whether for auditing or non-auditing services, must be pre-approved by the Audit Committee. During 2025, all of the services performed for us by Ernst & Young were pre-approved by the Audit Committee.

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PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2026
The Audit Committee is responsible for the appointment, compensation (including final approval of audit and other fees), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting.
The Audit Committee annually reviews Ernst & Young’s independence and performance in deciding whether to retain Ernst & Young or engage an alternative independent auditor. As part of this review, the Audit Committee, among other factors, considers the following:
•	Ernst & Young’s historical and annual performance including input from Audit Committee members, other independent directors and our management.
•	Ernst & Young’s expertise and qualifications in serving as independent auditor for our different business operations.
•	A review of Ernst & Young’s known legal risks and any significant legal or regulatory proceedings in which it is involved.
•	Other information on audit quality and performance including recent PCAOB reports on Ernst & Young and its peer firms.
•	Periodic rotation of the lead partner and engagement quality review partner and their industry experience and expertise most relevant to the Company’s business operations.
•	Ernst & Young’s conclusion that they are independent with respect to serving as our independent auditor.
In addition to Ernst & Young’s conclusion that they are independent, the Audit Committee believes that Ernst & Young is independent and that there are controls and processes that help ensure such independence including the following: (a) Audit Committee oversight of Ernst & Young includes at least four private meetings each year and an additional four private meetings with the Audit Committee Chair prior to each quarterly Audit Committee meeting; (b) Audit Committee interaction with and review of the industry and other qualifications of the lead partner and of the engagement quality review partner; (c) oversight of non-audit services that require preapproval by the Audit Committee precludes certain non-audit services and determines that Ernst & Young is an appropriate service provider; (d) discussions with Ernst & Young regarding their internal system of quality control including the firm’s internal quality reviews and procedures for maintaining independence with regard to audit clients; and (e) the overall regulatory framework and regulations and requirements of the PCAOB and the SEC that Ernst & Young is subject to as an independent registered public accounting firm.
The Audit Committee oversees and participates in the selection of the lead engagement partner. Management interviews candidates who meet professional, industry-specific experience, and personal criteria among other considerations. Management recommends a finalist candidate to the Audit Committee. The Audit Committee Chair then interviews the finalist and, in consultation with the Audit Committee, considers management’s recommendation and approves the appointment.
Ernst & Young’s tenure as our independent registered public accounting firm is since 2002. In addition to the considerations of independence, periodic rotation, performance, and other matters discussed above, the reappointment of Ernst & Young provides continuity which can provide the following benefits:
•	Enhanced audit quality through deeper institutional knowledge, expertise and experience serving the company over an extended period of time.

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•	Continuity and avoidance of switching costs that requires management time to bring new auditors up to speed on accounting, systems, processes, internal controls and other matters.
•	Competitive fees due to efficiencies and familiarity.
•	Ernst & Young’s key engagement team members’ extensive professional qualifications, experience, and expertise.
As a matter of good corporate governance, the Audit Committee, in consultation with management and the Board, may periodically consider putting the audit of the Company’s financial statements out to bid. Also as a matter of good corporate governance, the Board has directed that this appointment be submitted to our shareholders for ratification.
After evaluating the foregoing criteria, the Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2026, including the audit of our internal control over financial reporting. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.
We are asking you to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2026 fiscal year. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value your views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2026 fiscal year. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm.

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OTHER PROXY INFORMATION
Information About the Annual Meeting and Voting
Cost of Solicitation of Proxies
We will bear all costs and expenses relating to the solicitation of proxies for the Company, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. Directors, certain officers, certain employees or other agents of the Company may solicit proxies in person, by phone, telefax, personal calls, or other electronic means. The Company will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to the beneficial owners of the Company’s Common Stock this Proxy Statement and the proxy card, and any other materials related to the Annual Meeting, including, copies of our 2025 Annual Report, and, upon request, the Company will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith.
Proxies
Shares of Common Stock that are entitled to be voted at the Annual Meeting and are represented by properly executed proxies will be voted in accordance with the instructions on those proxies. You may vote by proxy or at the Annual Meeting. You are encouraged to read the Proxy Statement and vote your shares as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on the enclosed proxy card or by completing, signing, dating and returning your proxy card in the postage-paid envelope provided. If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.
Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each proxy card to ensure that all of your shares are voted.
If no instructions are indicated, shares on a properly executed proxy will be voted:
•	FOR ALL the ten (10) director nominees identified in this Proxy Statement and on the proxy card;
•	FOR the non-binding resolution to approve the compensation of our named executive officers;
•	FOR the approval of our 2026 Long-Term Incentive Plan; and
•	FOR the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for the year ending December 31, 2026.

In respect of any other matters that may properly come before the Annual Meeting, shares represented by properly executed proxies may be voted at the discretion of the proxy holder. The Board is not currently aware of any other matters to be presented at the Annual Meeting.
Revocation of Proxies
A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date by mail, by voting via the Internet, by filing with our Corporate Secretary a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby virtually at the Annual Meeting. In order to revoke a proxy executed with respect to shares held in street name, the stockholder must contact the appropriate broker or nominee.
Virtually attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

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Broker Non-Votes
Shares of Common Stock that are held in “street name,” which means shares of Common Stock held of record by a trustee or in an account at a brokerage firm, bank, dealer or other similar organization (collectively, brokerage firms), may be voted, even if the beneficial holder does not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters, even if they do not receive instructions from their customers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” See also “What is the effect of abstentions, withheld votes and broker non-votes?” under the “Questions & Answers” section of this Proxy Statement, above.
Vote Required
PROPOSAL 1: Because the director election at the 2026 Annual Meeting is uncontested, as defined in the Bylaws, the election of directors will be by a majority of the votes cast, meaning that the ten (10) director-nominees will be elected only if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election at the Annual Meeting.
PROPOSAL 2: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required for the adoption of this Proposal. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
The “say-on-pay” vote is advisory, and therefore is not binding on us, the Human Capital and Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.
PROPOSAL 3: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the 2026 Plan. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
PROPOSAL 4: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2026 fiscal year. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.
Holders of Record
You may vote by proxy or at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to read this Proxy Statement and submit your proxy card or voting instructions form as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold shares as a record holder, you may vote the shares by via the phone or the Internet by following the instructions provided on the enclosed proxy card, by completing, signing, dating and returning your proxy card in the postage-paid envelope provided or by attending the Annual Meeting and voting in person. Each method is discussed further below:
•
Voting by Mail. If you choose to vote by mail, simply mark the proxy card and complete, sign, date and return it in the postage-paid envelope provided. The proxy card must be completed, signed and dated by the stockholder or the stockholder’s authorized representative.

•	Voting by Phone. Stockholders of record can vote by phone by following the instructions on your proxy card or by calling toll-free at 1-800-690-6903. Voice prompts

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will instruct stockholders to vote their shares and confirm that their vote has been properly recorded.
•
Voting over the Internet. Registered stockholders can vote on the Internet by accessing the website shown on your proxy card and following the easy directions. As with phone voting, stockholders can confirm that their votes have been properly recorded. We provide Internet proxy voting to allow stockholders to vote their shares online, with procedures designed to ensure the authenticity and correctness of proxy vote instructions. However, please be aware that stockholders must bear any costs associated with their Internet access, such as usage charges from Internet access providers and phone companies.

•
Voting Virtually at the Annual Meeting. You may virtually attend and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2026. To virtually attend the Annual Meeting, you will need the instructions included on your proxy card. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. Even if you plan to virtually attend the Annual Meeting we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

If you have any questions or need assistance, please contact our Investor Relations department at Investor.Relations@delekus.com.
Stockholder Proposals for 2027 Annual Meeting
To be considered for inclusion in the proxy statement for our 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be in writing and submitted to the Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027, and must otherwise comply with the requirements of Rule 14a-8. The proposal must be received no later than November 10, 2026 for us to consider it for inclusion.
Stockholders who desire to present business at our 2027 Annual Meeting, without inclusion in the Proxy Statement for such meeting, including a nomination of a candidate for election as director at such meeting, must notify our Corporate Secretary of such intent in accordance with our Bylaws by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. To be timely, such notice must be received no earlier than December 21, 2026, nor later than January 20, 2027, provided that if the date of the Annual Meeting is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. The advance notice must also meet the other requirements of Section 2.02 of our Bylaws. You may obtain a copy of our Bylaws by writing to our Corporate Secretary at the address above.

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APPENDIX A
DELEK US HOLDINGS, INC.
2026 LONG-TERM INCENTIVE PLAN
(As Established Effective as of_________, 2026)
1. Objectives. The Delek US Holdings, Inc. 2026 Long-Term Incentive Plan (the “Plan”) is designed to attract and retain nonemployee directors, employees and consultants and reward them for making contributions to the success of Delek US Holdings, Inc. and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company.
2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:
“Award” means an Employee Award, a Director Award, or a Consultant Award.
“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.
“Board” means the Board of Directors of the Company.
“Cash Award” means an Award denominated in cash.
“Cause” shall have the meaning ascribed to such term in any employment agreement between the Company and the Participant or, if there is no employment agreement or such term is not defined in the employment agreement, then, for the purposes hereof, the term “Cause” shall mean the Participant’s (i) fraud, gross negligence or willful misconduct involving the Company or its affiliates, (ii) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude, or (iii) material breach of any written agreement between the Participant and the Company or any of its affiliates.
“Change in Control” shall mean: (i) any “person” (as defined in Section 13(h)(8)(E) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (or any successor to all or substantially all of the Company’s assets) representing more than 30% of the combined voting power of the Company’s (or such successor’s) then outstanding voting securities that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company (or such successor) in the ordinary course of business); (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination or contested election, or any combination of the foregoing transactions, less than 51% of the combined voting power of the then outstanding securities of the Company or any successor company or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; (iii) all or substantially all of the assets of the Company are sold, exchanged or otherwise transferred; (iv) the Company’s stockholders approve a plan of liquidation or dissolution of the Company; or (v) during any 12 month period, Continuing Directors cease for any reason to constitute at least a majority of the Board. For this purpose, a “Continuing Director” is any person who as of the date hereof was a member of the Board, or any person first elected to the Board after the date hereof whose election, or the nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of
A-1

the Continuing Directors then in office, but excluding any person (A) initially appointed or elected to office as a result of either an actual or threatened election and/or proxy contest by or on behalf of any “person” or “group” (within the meaning of Section 13(d) of the Exchange Act) other than the Board, or (B) designated by any “person” or “group” (within the meaning of Section 13(d) of the Exchange Act) ) who has entered into an agreement with the Company to effect a transaction described in (i) through (iv) above.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means such committee of the Board as is designated by the Board to administer the Plan.
“Common Stock” means the Common Stock, par value $0.01 per share, of the Company.
“Company” means Delek US Holdings, Inc., a Delaware corporation, or any successor thereto.
“Consultant” means a person other than an Employee or a Nonemployee Director providing bona fide services to the Company or any of its Subsidiaries as a consultant or advisor, as applicable, provided that such person is a natural person and that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for any securities of the Company.
“Consultant Award” means the grant of any NQSO, SAR, Stock Award, Performance Award or Cash Award, whether granted singly, in combination or in tandem, to a Consultant pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.
“Director” means an individual serving as a member of the Board.
“Director Award” means the grant of any NQSO, SAR, Stock Award, Performance Award or Cash Award, whether granted singly, in combination, or in tandem, to a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as may be established in order to fulfill the objectives of the Plan.
“Disability” shall mean the inability of Participant to perform the customary duties of the Participant’s employment or other service with the Company or its affiliates by reason of a physical or mental incapacity or illness which is expected to result in death or to be of indefinite duration, as determined by a duly licensed physician selected by the Company.
“Employee” means any person who is receiving remuneration for personal services (or could be receiving remuneration except for an authorized leave of absence) as an employee of the Company or any of its Subsidiaries.
“Employee Award” means the grant of any form of Stock Option, SAR, Stock Award, Performance Award or Cash Award, whether granted singly, in combination or in tandem, to an Employee pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.
“Fair Market Value” or “FMV” of a share of Common Stock means, as of a particular date, (i)(A) if the shares of Common Stock are listed on a national securities exchange, the last reported sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant event (as determined under procedures established by the Committee), or (B) if the shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or (ii) if applicable, the price per share as determined in
A-2

accordance with the procedures of a third party administrator retained by the Company to administer the Plan and as approved by the Committee.
“Good Reason” shall have the meaning ascribed to such term in any employment agreement between the Company and the Participant or, if there is no employment agreement or such term is not defined in the employment agreement, then, for the purposes hereof, the term “Good Reason” shall mean following the occurrence of a Change in Control, (A) the Company materially breaches any employment agreement between the Company and the Participant, (B) the Company significantly reduces the scope of Participant’s position, duties and responsibilities, (C) the Company significantly reduces the Participant’s base compensation, other than as part of a base compensation reduction plan generally applicable to other similarly situated employees, or (D) the Company relocates the Participant’s principal place of employment more than 50 miles from its location prior to such Change in Control. In order to constitute Good Reason, the Participant must give notice to the Company within 90 days of the occurrence of the initial event giving rise to the claim for Good Reason, must give the Company at least 30 days in which to cure such condition, and if the condition is not cured must resign within 30 days of the expiration of such cure period.
“Incentive Stock Option” or “ISO” means a Stock Option that is intended to comply with Section 422 of the Code.
“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee.
“Nonqualified Stock Option” or “NQSO” means a Stock Option that is not an Incentive Stock Option.
“Participant” means an Employee, Nonemployee Director, or Consultant to whom an Award has been made under this Plan.
“Performance Award” means an Award made pursuant to this Plan that is subject to the attainment in the future of one or more Performance Goals.
“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.
“Prior Plan” means the Delek US Holdings, Inc. 2016 Long-Term Incentive Plan effective as of May 5, 2016, as amended by the first amendment dated as of May 8, 2018, the second amendment dated as of May 5, 2020, the third amendment dated as of June 9, 2021, the fourth amendment dated as of May 3, 2022, the fifth amendment dated as of May 3, 2023, and the sixth amendment dated as of April 29, 2025, and any other stock incentive plans of the Company under which awards are outstanding or under which shares have been reserved but not yet used.
“Restricted Stock” means Common Stock that is restricted or subject to forfeiture provisions.
“Restricted Stock Unit” or “RSU” means a Stock Unit that is restricted or subject to forfeiture provisions.
“Restriction Period” means a period of time beginning as of the date of grant of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.
“Stock Award” means an Award consisting of Common Stock or Stock Units, including the award of Restricted Stock or RSUs.
“Stock Appreciation Right” or “SAR” means the right to receive a payment, in cash or Common Stock, equal to the excess of the FMV or other specified valuation of a number of shares of Common Stock on the date the stock appreciation right is exercised over a specific strike price, in each case as determined by the Committee.
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“Stock Based Awards Limitations” means the limitations applied to any awards granted hereunder as described in Paragraphs 7(b)(i) and (ii) and Paragraph 8(b) of the Plan.
“Stock Option” means a right to purchase a specified number of shares of Common Stock at a specified exercise price, which right may be an ISO or a NQSO.
“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock (as determined by the Committee or the Board), which, in the discretion of the Committee, may be restricted or subject to forfeiture provisions.
“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended.
3. Eligibility.
(a) Employees. Employees and individuals who have agreed to become Employees are eligible for an Employee Award under this Plan.
(b) Directors. Nonemployee Directors are eligible for the grant of Director Awards under this Plan.
(c) Consultants. Consultants are eligible for the grant of Consultant Awards under this Plan.
4. Common Stock Available for Awards. Subject to the provisions of Paragraph 16 hereof, there shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate (the “Maximum Share Limit”) of (a) 1,400,000 shares of Common Stock, plus (b) the number of shares of Common Stock that remain available for issuance under the Prior Plan as of the Effective Date, plus (c) the number of shares of Common Stock subject to awards outstanding under the Prior Plan as of the Effective Date that, on or after the Effective Date, expire, are forfeited, are canceled, or are settled in cash without the issuance of shares, all of which may be used for the granting of ISOs. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file required documents with governmental authorities and stock exchanges and transaction reporting systems, to make shares of Common Stock available for issuance pursuant to Awards. Each Award settled in shares of Common Stock other than a Stock Option or SAR shall be counted against the Maximum Share Limit as 1.74 shares and each Stock Option or SAR shall be counted against the Maximum Share Limit as one share. Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock related to such Award shall not count against the Maximum Share Limit and will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Paragraph 4 shall be added back as one share if such shares were subject to Stock Options or Stock Appreciation Rights and as 1.74 shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan or the Prior Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of a Stock Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to any Stock Option or SAR, (c) shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award, or (d) shares repurchased by the Company on the open market with proceeds from the exercise of Stock Options or SARs. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption,
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substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Maximum Share Limit or any sub-limit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement.
5. Administration.
(a) This Plan shall be administered by the Committee except as otherwise provided herein.
(b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award or Consultant Award, accelerate the vesting or exercisability of an Employee Award or Consultant Award, eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award, waive any restriction or other provision of this Plan (insofar as such provision related to Employee Awards or Consultant Awards) or an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award in any manner that is either (i) not materially adverse to the Participant to whom such an Employee Award or Consultant Award was granted or (ii) consented to by such Participant. Notwithstanding anything herein to the contrary, except as expressly provided by the adjustment provisions of Paragraph 16, without the approval of the Company’s stockholders, Stock Options and SARs issued under the Plan will not be (i) repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Stock Option or SAR or (ii) canceled in exchange for cash or other Awards or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee shall establish the vesting schedule, if any, for each Award.
(c) The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Consultant Awards.
6. Delegation of Authority. Subject to the requirements of applicable law, the Board or Committee may delegate to any person or group or subcommittee of persons (who may, but need not be, members of the Committee) such Plan-related functions within the scope of its responsibility, power and authority as it deems appropriate. Reference herein to the Committee with respect to functions delegated to another person, group or subcommittee will be deemed to refer to such person, group or subcommittee. The Board or Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.
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7. Employee Awards and Consultant Awards.
(a) The Committee (or other committee to whom such authority is delegated under Paragraph 6 above) shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time Employees who are to be recipients of such Awards. Each Employee Award made hereunder may, in the discretion of the Committee, be embodied in an Award Agreement, which shall contain such terms, conditions, performance requirements and limitations as shall be determined by the Committee in its sole discretion and shall, if required by the Committee, be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to Paragraph 12), or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, items referenced to in clause (v) below, and other comparable measurements of performance. All Awards in the form of Stock Options or SARs shall have a minimum vesting period of one year from the date of its grant; provided, however, that Awards in the form of Stock Options and SARs with respect to five percent (5%) of the Shares authorized for grant pursuant to the Plan may have a vesting period of less than one year.
(i) Stock Option. An Employee Award may consist of a right to purchase a specified number of shares of Common Stock at a specified price that is not less than the greater of (i) the FMV of the Common Stock on the date of grant and (ii) the par value of the Common Stock on the date of grant. A Stock Option may be in the form of an ISO or a NQSO. The term of the Stock Option shall extend no more than 10 years after the date of grant. Stock Options may not include provisions that “reload” the Stock Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Stock Options awarded to Employees pursuant to this Plan, including the exercise price, the term of the Stock Options, the number of shares subject to the Stock Option and the date or dates upon which they become exercisable, shall be determined by the Committee.
(ii) Stock Appreciation Right. An Employee Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the FMV or other specified valuation of a specified number of shares of Common Stock on the date the SAR is exercised over a specified strike price (which may be no less than the FMV of the Common Stock on the date of grant) as set forth in the applicable Award Agreement. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the date of grant. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the exercise price, the term of any SARs and the date or dates upon which they become exercisable, shall be determined by the Committee.
(iii) Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below.
(iv) Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.
(v) Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this
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Plan shall be determined by the Committee, subject to the limitations set forth below. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.
(A) Performance Awards. Performance Awards granted to Employees shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
(b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:
(i) no Participant may be granted, during any calendar year, Employee Awards consisting of Stock Options or Stock Appreciation Rights (including Stock Options and SARs that are granted as Performance Awards) that are exercisable for more than 2,500,000 shares of Common Stock;
(ii) no Participant may be granted, during any calendar year, Employee Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 1,000,000 shares of Common Stock; and
(iii) no Participant may be granted Employee Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the date of grant in excess of $10,000,000.
A Participant may be granted Awards in combination such that portions of the Award are subject to differing limitations set out in the clauses of this Paragraph 7(b), in which event each portion of the combination Award is subject only to a single appropriate limitation in clauses (i), (ii) or (iii). For example, if a Participant is granted a Performance Award that is in part a Stock Award and in part a Cash Award, then the Stock Award shall be subject only to the limitation in clause (ii) and the Cash Award shall be subject only to the limitation in clause (iii).
(c) Subject to Paragraph 7(d), the Committee shall have the sole responsibility and authority to determine the type or types of Consultant Awards to be made under this Plan and the terms, conditions and limitations applicable to such Awards.
(d) Stock Awards, other than those awards which are subject to specific grant limitations under the Plan, shall be in lieu of, and have a FMV on the date of grant equal to, other compensation that the Company would otherwise have awarded to the Participant.
8. Director Awards.
(a) The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this Paragraph 8. Director Awards may consist of those listed in Paragraph 7, with the exception of ISOs, and may be granted singly, in combination or in tandem. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.
(b) No Participant may be granted, during any calendar year, Director Awards with a grant date fair value in excess of $500,000.
(c) At the discretion of the Board, Director Awards may be settled by a cash payment in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Director Awards.
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9. Payment of Awards.
(a) General. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restriction Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.
(b) Deferral. With the approval of the Committee, amounts payable in respect of Awards may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee or the Board. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.
(c) Dividends, Earnings and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or dividend equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or dividend equivalents awarded with respect to unvested Stock Awards will be accumulated and paid to the Participant at the time that such Stock Award vests, and will be forfeited in the event the underlying Stock Award is forfeited. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and dividend equivalents for deferred payment for Stock Awards. Dividends and/or dividend equivalents shall not be paid with respect to any Stock Options or SARs.
(d) Substitution of Awards. Subject to Paragraphs 12 and 15, at the discretion of the Committee, a Participant who is an Employee or Consultant may be offered an election to substitute an Employee Award or Consultant Award for another Employee Award or Consultant Award or Employee Awards or Consultant Awards of the same or different type.
(e) Cash-out of Awards. At the discretion of the Committee, an Award that is a Stock Option or Stock Appreciation Right may be settled by a cash payment equal to the difference between the FMV per share of Common Stock on the date of exercise and the exercise price of the Award, multiplied by the number of shares with respect to which the Award is exercised.
10. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a Stock Option shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at FMV on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Consultants to tender Common Stock or other Employee Awards or Consultant Awards to exercise a Stock Option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant or by a net exercise or cashless exercise procedures. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. The Committee may adopt additional rules and procedures regarding the exercise of Stock Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 10. An optionee desiring to pay the exercise price of a Stock Option by tendering Common Stock using the
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method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Stock Option equal to the result obtained by dividing (a) the excess of the aggregate FMV of the shares of Common Stock subject to the Stock Option for which the Stock Option (or portion thereof) is being exercised over the exercise price payable in respect of such exercise by (b) the FMV per share of Common Stock subject to the Stock Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.
11. Taxes. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes; provided, however, that, unless otherwise determined by the Committee in response to a change in accounting rules, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the FMV when the tax withholding is required to be made.
12. Change in Control. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Paragraph 12 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement, or as provided in an individual severance or employment agreement to which a Participant is a party.
(a) Assumption of Awards. Upon a Change in Control, each then-outstanding Award may be adjusted or substituted in accordance with Paragraph 16 (subject to the limitations set forth therein) with an award that meets the criteria set forth in this Paragraph 12(a) (each, a “Replacement Award,” and each adjusted or substituted Award, a “Replaced Award”). An adjusted or substituted award meets the conditions of this Paragraph 12(a) (and hence qualifies as a Replacement Award) if (i) it is of the same type (e.g., stock option for Stock Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock Unit, etc.) as the Replaced Award, (ii) it has a value at least equal to the value of the Replaced Award, (iii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (iv) if the Participant holding the Replaced Award is subject to United States federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (v) its other terms and conditions are not less favorable to the Participant holding the Replaced Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Paragraph 12(a) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.
(b) Failure to Assume Awards. In the event that a Participant does not receive a Replacement Award that meets the conditions set forth in Paragraph 12(a) with respect to any of his or her outstanding Awards upon a Change in Control, each such outstanding Award will become fully vested and exercisable (as applicable) and any restrictions applicable to such Award will lapse. For the avoidance of doubt, if all
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Awards hereunder are terminated without any Replacement Awards, then the Company or its successor in the Change in Control may terminate all Awards whose exercise price is less than or equal to the value per Share realized in connection with the Change in Control (without any consideration therefor).
(c) Treatment of Performance Awards. Notwithstanding anything herein to the contrary, on the occurrence of a Change in Control, any Performance Award will be vested or paid based on the greater of: (i) the amount payable or vested pursuant to the Performance Award based on achievement of “target” performance under the relevant Performance Goals, but pro-rated based on the number of days that have elapsed in the performance period between the date of grant and the date of the Change in Control or (ii) the amount payable or vested pursuant to the Performance Award based on the actual achievement of the associated Performance Goals, measured as of the date of the Change in Control.
(d) Termination Following Change in Control. If, during the two year period following a Change in Control, a Participant terminates his or her employment for Good Reason, the Participant is involuntarily terminated for reasons other than for Cause, or the Participant’s employment terminates due to the Participant’s death or Disability, then (A) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions, and (B) all Stock Options and SARs held by the Participant immediately before such termination of employment that the Participant also held as of the date of the Change in Control or that constitute Replacement Awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such Stock Option or SAR, whichever period is shorter (provided, however, that if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).
13. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would materially and adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant’s consent and (ii) no amendment or alteration shall be effective prior to approval by the Company’s stockholders to the extent such approval is required by applicable legal requirements or applicable requirements of the securities exchange on which the Company’s Common Stock is listed. Notwithstanding anything herein to the contrary, except as expressly provided by the adjustment provisions of Paragraph 16, without the approval of the Company’s stockholders, Stock Options and SARs issued under the Plan will not be (i) repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Stock Option or SAR or (ii) canceled in exchange for cash or other Awards or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs.
14. Termination of Employment. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (i) not materially adverse to such Participant or (ii) consented to by such Participant. Unless otherwise provided by the Committee or a specific Award Agreement evidencing the Award, the following provisions shall apply in connection with a Participant’s termination of employment:
(a) For Cause. Upon a termination of the Participant’s employment by the Company or an affiliate for Cause, the Award shall be automatically forfeited without any consideration.
(b) Death or Disability. Upon a termination of the Participant’s employment due to death or Disability (unless the Committee determines that the death or Disability occurs as a result of conduct that constitutes Cause), the Award shall automatically vest or become exercisable, as applicable. Following
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such termination of employment, in the case of an Award in the form of a Stock Option or SAR, the Award shall remain exercisable until the earlier of (i) the date one year following the Participant’s termination of employment or (ii) the expiration of the original term of the Award.
(c) Involuntary Termination Without Cause and Voluntary Terminations. Upon a termination of the Participant’s employment by the Company or an affiliate for reasons other than death, Disability or Cause or by the Participant for any reason, the Award shall cease to vest or become exercisable, as applicable, and any unvested or unexercisable portion of such Award shall be forfeited as of the date of such termination of employment. Following such termination of employment, in the case of an Award in the form of a Stock Option or SAR, the Award, if vested, shall remain exercisable to the extent exercisable as of the date of such termination of employment until the earlier of (i) the date 30 days following the Participant’s termination of employment or (ii) the expiration of the original term of the Award.
15. Assignability. No Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of an Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 15 shall be null and void.
16. Adjustments.
(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 4, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise price or other price in respect of such Awards, (iv) the appropriate FMV and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Committee determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Committee shall make appropriate adjustments to (i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Paragraph 4, (ii) the number and kind of shares covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise price or other price in respect of such Awards, (iv) the appropriate FMV and other price determinations for such Awards, and (v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.
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(c) In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the FMV of such Awards on the date of such event, which in the case of Stock Options or SARs shall be the excess (if any) of the FMV of Common Stock on such date over the exercise or strike price of such Award.
(d) No adjustment or substitution pursuant to this Paragraph 16 shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.
17. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.
18. Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any benefit under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
19. Right to Continued Service or Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company.
20. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
21. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.
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22. Effective Date and Term of Plan. The Plan will be submitted to the stockholders of the Company for approval at the 2026 annual meeting of the stockholders and, if approved, shall be effective as of the date of such approval (the “Effective Date”). No Award shall be made under the Plan ten years or more after such approval. As of the date of stockholder approval of this Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the appropriate terms of the Prior Plan under which such award was granted and as are in effect as of the date this Plan is effective.
23. Clawback. To the extent required by applicable law or any applicable securities exchange listing standards, or as otherwise determined by the Committee, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to the provisions of any clawback policy implemented by the Company, which clawback policy may provide for forfeiture, repurchase and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, the Company reserves the right, without the consent of any Participant, to adopt any such clawback policies and procedures, including such policies and procedures applicable to this Plan or any Award Agreement with retroactive effect.
24. Section 409A.
(a) Awards made under this Plan are intended to comply with or be exempt from Section 409A of the Code, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Section 409A of the Code, that Plan provision or Award shall be reformed, to the extent permissible under Section 409A of the Code, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.
(b) Unless the Committee provides otherwise in an Award Agreement, each RSU (including a RSU that is a Performance Award) or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code. If the Committee determines that a RSU (including a RSU that is a Performance Award) or Cash Award is intended to be subject to Section 409A of the Code, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Section 409A of the Code.
If the Participant is identified by the Company as a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Section 409A of the Code shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Section 409A of the Code.
A-13

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86081-P46191

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELEK US HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH DIRECTOR NOMINEE IN PROPOSAL 1:

1. Election of Directors:

NOMINEES:	**For**	**Against**	**Abstain**
1a. Ezra Uzi Yemin	☐	☐	☐
1b. Avigal Soreq	☐	☐	☐
1c. Christine Benson Schwartzstein	☐	☐	☐
1d. William J. Finnerty	☐	☐	☐
1e. Richard J. Marcogliese	☐	☐	☐
1f. Leonardo Moreno	☐	☐	☐
1g. Gary M. Sullivan, Jr.	☐	☐	☐
1h. Vasiliki (Vicky) Sutil	☐	☐	☐
1i. Laurie Z. Tolson	☐	☐	☐
1j. Shlomo Zohar	☐	☐	☐

Note: If any other matters come before the meeting or any adjournment thereof, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to virtually attend the 2026 Annual Meeting of Stockholders, you can be sure these shares are represented at the meeting by voting online or promptly returning the proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2025 Annual Report, Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

V86082-P46191

DELEK US HOLDINGS, INC.
Annual Meeting of Stockholders
April 20, 2026, at 11:30 a.m., Central Daylight Savings Time
This proxy is solicited by the Board of Directors

Avigal Soreq and Mark Hobbs, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and resubstitution, are hereby authorized to represent and to vote all shares of common stock, par value $0.01 per share, of Delek US Holdings, Inc. held of record by the undersigned on February 27, 2026, at the Annual Meeting of Stockholders to be held on April 20, 2026, at 11:30 a.m., Central Daylight Savings Time, via live webcast at www.virtualshareholdermeeting.com/DK2026, and any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

Continued and to be signed on reverse side